                                     [LOGO]
                                 E M E R A L D
                                 F  U  N  D  S

                            A N N U A L  R E P O R T

                              EMERALD EQUITY FUND
                                      ----
                                    EMERALD
                           SMALL CAPITALIZATION FUND
                                      ----
                             EMERALD BALANCED FUND
                                      ----
                              EMERALD SHORT - TERM
                               FIXED INCOME FUND
                                      ----
                            EMERALD U.S. GOVERNMENT
                                SECURITIES FUND
                                      ----
                                EMERALD MANAGED
                                   BOND FUND
                                      ----
                                    EMERALD
                            FLORIDA TAX-EXEMPT FUND
                                      ----
                               EMERALD PRIME FUND
                                      ----
                             EMERALD TREASURY FUND
                                      ----
                            EMERALD TAX-EXEMPT FUND

                             THIRTIETH OF NOVEMBER

                                      ----

                                      1995

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for one of the Emerald Funds discussed within.

THE EMERALD FUNDS ARE NOT INSURED OR PROTECTED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, ARE NOT DEPOSITS OR OBLIGATIONS OF BARNETT BANK, ARE NOT GUARANTEED BY THE BANK AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

Investments in the Prime, Treasury and Tax-Exempt Funds are neither insured nor guaranteed by the U.S. Government, and yields will fluctuate. There can be no assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share.

Barnett Banks Trust Company, N.A. serves as investment adviser to the Emerald Funds, is paid a fee for its services and is unaffiliated with Emerald Asset Management, Inc., the Funds' distributor.

The service contractors for the Emerald Funds may from time to time voluntarily waive fees or reimburse Fund expenses, which temporarily increases the return to investors. These fee waivers and reimbursements may be discontinued at any time, which would reduce performance results.

The Emerald Funds prospectuses contain more complete information, including charges and expenses. Please read the prospectus carefully before investing.

                                                                        TABLE OF
                                                                        CONTENTS

CHAIRMAN'S LETTER
ECONOMIC REPORT FROM THE INVESTMENT ADVISER                                    3
EMERALD FUND FACTS                                                             4

INTERVIEWS WITH YOUR PORTFOLIO MANAGERS
  EMERALD EQUITY FUND                                                          6
  EMERALD SMALL CAPITALIZATION FUND                                           10
  EMERALD BALANCED FUND                                                       14
  EMERALD SHORT-TERM FIXED INCOME FUND                                        18
  EMERALD U.S. GOVERNMENT SECURITIES FUND                                     22
  EMERALD MANAGED BOND FUND                                                   26
  EMERALD FLORIDA TAX-EXEMPT FUND                                             30
  EMERALD PRIME, TREASURY & TAX-EXEMPT FUNDS                                  34

FINANCIAL STATEMENTS
  EMERALD EQUITY FUND                                                         36
  EMERALD SMALL CAPITALIZATION FUND                                           43
  EMERALD BALANCED FUND                                                       49
  EMERALD SHORT-TERM FIXED INCOME FUND                                        59
  EMERALD U.S. GOVERNMENT SECURITIES FUND                                     64
  EMERALD MANAGED BOND FUND                                                   70
  EMERALD FLORIDA TAX-EXEMPT FUND                                             76
  EMERALD PRIME FUND                                                          82
  EMERALD TREASURY FUND                                                       88
  EMERALD TAX-EXEMPT FUND                                                     92

NOTES TO FINANCIAL STATEMENTS                                                101

REPORT OF INDEPENDENT ACCOUNTANTS                                            143

CHAIRMAN'S LETTER
--------------------------------------------------------------------------------

Dear Shareholder:

The 12 months ended November 30, 1995, were an extraordinary time for the financial markets. After a year of sharp declines in the bond market and a virtually flat stock market, both rallied in 1995. As interest rates declined, the bond market recouped its losses of the previous year, and the stock market had one of its strongest bull markets in history.

What did this mean for the Emerald Funds? We are pleased to report that the Fund family as a whole turned in solid performance. Particularly noteworthy was the Emerald Equity Fund, which performed very well when compared to its peers. As reported by Lipper Analytical Services, the Emerald Equity Fund placed among the top 30% in its category for the year ending November 30, 1995, based upon total return.*

You will find a complete discussion of the performance of the Emerald Funds during the past 12 months, as well as detailed financial statements, in the report that follows. We urge you to read the report closely.

Given the markets' recent strength, many of you have asked whether now is still a good time to invest. No one can predict the future with confidence. However, we believe that if present conditions hold -- namely low inflation coupled with moderate economic growth -- the markets should continue to generate positive returns next year, albeit at a slower pace than in the past year. It's also possible that we will see periods of profit-taking, which could cause stock prices to fall back somewhat from time to time.

Our best advice: This is a good time to review your investments to make sure they are still appropriate for your long-term objectives. This is also an excellent time to implement a dollar-cost averaging program, if you're not already doing so. By investing a fixed amount of money regularly over a long period of time, you can even out the effects of market fluctuations by buying more Fund shares when prices are low and fewer shares when prices are high. Of course, dollar-cost averaging does not assure a profit or protect against a loss in declining markets, and you should be prepared to continue such an investment program during periods of extreme share price fluctuations. For more information on how you can start a regular investment program with the Emerald Funds, please call 1-800-637-6336.

As part of our ongoing effort to meet the needs of our shareholders, the Emerald Funds plan to introduce new funds in 1996 to give you even more investment options. In addition, we intend to implement new programs designed to improve the level of service quality you receive.

In closing, we would like to thank you for your continued confidence in the Emerald Funds. As always, if you would like a prospectus, have any questions or require any assistance, please do not hesitate to call us at 1-800-637-6336.

And we wish you the very best for the new year.

Sincerely,

Chesterfield Smith   Richard H. Jones
Chairman             Chief Asset Management
The Emerald Funds    Executive
                     Barnett Banks, Inc.
December 22, 1995

---------------
* For the 12 months ending November 30, 1995, the Emerald Equity Fund ranked 183rd out of 643 growth funds. The ranking is for Class A Shares and does not take sales charges into account. Past performance is no guarantee of future results.

ECONOMIC REPORT FROM THE INVESTMENT ADVISER
--------------------------------------------------------------------------------

FED ENGINEERS "SOFT LANDING"

By raising short-term interest rates steadily throughout 1994 and into early 1995, the Federal Reserve Board was able to put the brakes on an economy that had started to soar. Economic growth has slowed from a rate of 5.1% in the fourth quarter of 1994 to an expected rate of about 2.5% for all of 1995 -- low enough to keep inflation in check and just fast enough to keep corporate profits growing. Despite the fact that this recovery is already longer than average, we do not expect a recession in 1996. If the economy softens further, however, we believe that the Fed would act quickly to cut short-term interest rates.

A FOUNDATION FOR CONTINUED GROWTH

While the Fed deserves a great deal of credit for prolonging the economic expansion into its fifth year, there are other forces at work as well. The first is the globalization of the economy. With the spread of capitalism comes new markets. In addition, global competition has kept wages and prices at bay in the U.S.

The second major force is the aging of the U.S. population. The first "baby boomers" are about to turn 50, changing their spending patterns away from consumption and more toward investment. Assets in savings accounts and mutual funds are at record levels. This trend has been a positive force for the stock and bond markets. And it has also been a major factor in holding interest rates down -- as the cost of money responds like any other commodity to the forces of supply and demand.

THE WORLD'S MOST EFFICIENT ECONOMY

A third factor is the boom in U.S. productivity, making ours the most efficient economy in the world. Companies continue to restructure in response to foreign competition. Employers continue to announce layoffs, which puts downward pressure on wages and prices, particularly at the retail level. Meanwhile, American innovation and technology are sought throughout the world -- which helped fuel the surge in technology stocks in 1995. Although relatively slow, U.S. economic growth still exceeds that of Japan and much of Europe.

As we enter 1996, presidential and congressional politics will also continue to affect the economy and the financial markets. Although, as of this writing, the President and Congress continue to battle over the budget, both sides agree at least that a balanced budget in the near term is important. Investors will be watching progress in Washington very closely. Generally speaking, meaningful steps toward greater fiscal responsibility will be viewed favorably by the financial markets.

                                PLEASE READ THE PORTFOLIO MANAGER INTERVIEWS TO LEARN MORE ABOUT THE STRATEGIES USED TO MANAGE EACH EMERALD FUND AND ITS PERFORMANCE DURING THIS PERIOD. REMEMBER, INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY WITH MARKET CONDITIONS. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

FUND FACTS
           The Emerald Funds provide shareholders with a variety of features to make investing in the Funds easy, convenient and manageable.

 EMERALD FUND
 FEATURES               EMERALD FUND BENEFITS
 Professional           The investment managers at Barnett Banks Trust Company,
 Investment             N.A. are experienced investment professionals who
 Management             oversee the investments in each mutual fund.

 Low Minimum            Initial investments in the Funds can be as low as
 Investment             $1,000 for a regular account.

 Dedicated Customer     Account information is available at your fingertips.
 Service                Just call 1-800-637-6336.

 E-Z Matic              Investments can be made monthly or twice monthly with
 Investment Plan        automatic transfers from your checking account to your
                        Fund account -- with an initial investment minimum of
                        $500 and just $100 for subsequent investments.*

 Periodic Investment    With the Periodic Investment Plan, your minimum initial
 Plan                   investment and subsequent investment amounts are just
                        $50.*

 Dollar-Cost            Dollar-cost averaging is an investment practice in
 Averaging              which you invest a fixed dollar amount on a consistent
                        basis, allowing you to set your investment goals and
                        watch your money accumulate automatically.*

 Systematic             Automatic withdrawals from your Fund account can be
 Withdrawals            made and credited to any account you designate.

 Free Exchange          Shares of the Funds can be exchanged into shares of
 Privileges             other Emerald Funds at no cost.**

 Regular,               You will receive account statements after each
 Informative            transaction, plus regular financial reports
 Statements and         highlighting performance and investment strategies.
 Reports

 Retirement Programs    Emerald Funds may be appropriate for retirement
                        accounts, including IRAs.

 Dividend               Automatically reinvest any dividend income and capital
 Reinvestment           gains in additional shares of the Fund at no cost.

 Daily Redemptions      Shares are redeemable each business day (at the net
                        asset value per share next determined after receipt of
                        your redemption request) by mail, telephone or bank
                        wire.

 * The E-Z Matic Investment Plan, Periodic Investment Plan and dollar-cost averaging do not assure a profit and do not protect against loss in declining markets. You should consider your financial ability to continue your investment program during periods of extreme share price fluctuations.
** Exchange privileges may be modified or discontinued by the Funds at any time.
   Upon redemption, shares may be worth more or less than their original cost.

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                                                                               5

INTERVIEW                                              (as of November 30, 1995)
--------------------------------------------------------------------------------

                      EMERALD EQUITY FUND
PHOTO                 As Senior Equity Portfolio manager for Barnett, Mr.
                      Creighton serves on the Equity Strategy Committee and
G. Russell            manages the Emerald Equity Fund and Emerald Balanced
Creighton,            Fund. Mr. Creighton's portfolio management experience
C.F.A.                dates back to 1981, when he joined Barnett as an equity
PORTFOLIO MANAGER     manager. He is a Chartered Financial Analyst and holds an
14 years of           M.B.A. in Finance.
investment            INVESTMENT GOAL
experience            The Fund's investment goal is to seek long-term capital
                      appreciation by investing primarily in common stocks. As a secondary objective, the Fund seeks potential dividend income growth.
                      The Fund is best suited for those seeking capital appreciation over the long- term, wanting to diversify their investment portfolios with a common stock alternative and for those willing to assume the risk associated with equity investments.

PORTFOLIO
COMPOSITION*
The portfolio holds
stocks in a variety
of industries that
we believe will
prosper.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Computer & Computer Services               13%
Electrical Equipment & Electronics          8%
Food, Beverage & Tobacco                    9%
Other                                      39%
Finance & Insurance                        11%
Utilities                                   7%
Health Care                                13%

--------------------------------------------------------------------------------
TOP TEN HOLDINGS*

The ten largest holdings in the portfolio include internationally diversified companies with household names such as General Electric, PepsiCo and Johnson & Johnson.

                                               PERCENT OF                                                  PERCENT OF
                                               NET ASSETS                                                  NET ASSETS
Capital Cities ABC Inc.                             2.77%   Merck & Co. Inc.                                    1.90%
 .........................................................  ..........................................................
Philip Morris Cos. Inc.                             2.69    Travelers Corp.                                     1.90
 .........................................................  ..........................................................
General Electric Co.                                2.60    Schering Plough Corp.                               1.78
 .........................................................  ..........................................................
PepsiCo Inc.                                        2.16    Foundation Health Corp.                             1.75
 .........................................................  ..........................................................
Johnson & Johnson                                   2.11    IBP Inc.                                            1.73
 .........................................................  ..........................................................
                                                            Total                                              21.39%
 .........................................................  ..........................................................

---------------
*The composition of the Fund's holdings is subject to change.

EMERALD EQUITY FUND                                    (as of November 30, 1995)
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

Hypothetical -- Past performance is not a guarantee of future results.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  DATE     A SHARES    S&P 500    S&P BARRA GROWTH
6/28/91        9,551     10,000               10,000
9/30/91       10,130     10,535               10,636
12/31/91      11,238     11,418               11,970
3/31/92       10,633     11,130               11,348
6/30/92       10,490     11,342               11,319
9/30/92       11,058     11,700               11,831
12/31/92      11,707     12,289               12,585
3/31/93       11,901     12,825               12,522
6/30/93       11,596     12,886               12,265
9/30/93       11,843     13,219               12,260
12/31/93      12,207     13,526               12,797
3/31/94       11,647     13,013               12,243
6/30/94       11,315     13,068               12,233
9/30/94       11,794     13,706               13,107
12/31/94      11,405     13,704               13,197
3/31/95       12,385     15,038               14,493
6/30/95       13,758     16,473               15,990
9/30/95       15,247     17,782               17,258
11/30/95      15,427     18,496               18,023

A LONG-TERM PERSPECTIVE

A $10,000 investment made at the inception of the Fund would have grown to $15,427 by November 30, 1995. In this example, $10,000 invested in the S&P Barra Growth Index, an unmanaged index of growth stocks, and the S&P 500, an unmanaged index of large-company stocks, would have had ending values of $18,023 and $18,496, respectively. The comparison to the S&P 500 and the S&P Barra Growth Indices is meant to provide you with a general sense of how the Fund is performing compared to standard benchmarks of the market. These indices do not reflect any expenses that accompany a real investment such as sales charges, expenses for Fund operation, management fees, or the cash reserves necessary to provide daily liquidity in a mutual fund. The Fund's performance reflects the maximum front-end (Class A Shares) or the one-year contingent deferred (Class B shares) sales charge of 4.50 percent and 4.00 percent, respectively.

The service contractors are voluntarily reimbursing a portion of the expenses for Class B Shares. If the service contractors had not reimbursed expenses, total returns would have been lower. This voluntary reimbursement of expenses may be modified or terminated at any time, which would reduce the performance.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. PERFORMANCE WILL VARY FOR EACH CLASS OF SHARES DUE TO DIFFERENCES IN EXPENSES PAID WITH RESPECT TO EACH CLASS OF SHARES.

AVERAGE ANNUAL TOTAL RETURN AS OF 11/30/95
                                    A SHARES*   B SHARES**
1 Year                                28.77%      28.96%
3 Year                                7.94%         NA
Since Inception                       10.28%      10.27%
Inception Date                       6/28/91      3/01/94

 ----------------
  * Reflects 4.50% sales charge.
 ** Reflects 4.00% one-year contingent deferred sales charge. The maximum contingent deferred sales charge is 4.50%.

EMERALD EQUITY FUND                                    (as of November 30, 1995)
--------------------------------------------------------------------------------

WHAT FACTORS AFFECTED YOUR PERFORMANCE?

Interest rates fell dramatically, the economy was strong and corporate profits grew at double-digit rates. For the year ended November 30, 1995, the Fund had a total return of 34.82% (Class A Shares),+ so it was a very good year. It would have been even better had technology stocks not sold off in late fall. Over the last 60 days of the period, we saw a two-tiered market in which most of the gains came from the big stocks that make up the Dow Jones Industrial Average. Since we continue to be overweighted in the technology sector, we lost some ground against our benchmark index at the very end of the period and slightly lagged the S&P 500's return of 36.97% for the year ended November 30.

WHY DID TECHNOLOGY STOCKS RETREAT?

Equity research departments at some of the major Wall Street firms began to downgrade the stocks out of fear that sales were cooling off and prices would fall. But these are the realities of an economy that is slowing down. Even though we do not expect to see earnings growth rates of 60% as we did over the past year, we believe that a growth rate of 25% in 1996 for this sector is very realistic -- which is still pretty astounding in the context of an economy that may grow by 2% to 3% at best. Today, the average semiconductor stock -- which is up 130% from the beginning of the year -- is off 30% from its high. We think this correction in technology is temporary and that the group still offers excellent value since the stocks we own are generally selling at only seven to nine times earnings. We continue to be overweighted in technology compared to the S&P 500, with holdings in semiconductors, software, computers and telecommunications.

ASIDE FROM TECHNOLOGY, WHAT OTHER TYPES OF STOCKS ARE IN THE PORTFOLIO?

We continue to focus on companies selling at below-market multiples that have above-market growth rates. This has led us to increase our exposure to more traditional growth companies that are less affected by changes in the economy, such as drug and health-care stocks. An example is Foundation Health, our largest holding in the HMO area. The stock has been trading at 12 times earnings, below the S&P 500, which is trading at 16. We believe that earnings could grow by 20% next year since HMOs will likely benefit from efforts to restrain the growth in Medicare spending through more efficient delivery of health-care services. Another holding is Merck, the world's largest pharmaceutical company and one of the first to position itself to withstand increased competition. The company has taken steps to make sure that it is the low-cost producer and to establish an international distribution network. One of our largest holdings continues to be General Electric -- a traditional, large-capitalization, high-quality, well-diversified multinational company that is currently growing slightly faster than the S&P 500.

Recently, we sold our Coca-Cola holdings and switched to PepsiCo. The reason:
While both are expected to grow about 15% next year, Pepsi appears to have more growth potential, trading at 19 times earnings compared to Coke's price/earnings ratio of 27. We own Mobil, but the Fund is underweighted in energy, primarily because of the likelihood that oil prices may go down in a weak economic environment. In general, we are sensitive to the fact that we are in the latter phase of the current economic expansion, leading us to reduce the Fund's exposure to technology. Nevertheless, we believe that these companies offer good value at current price levels.

---------------
+ The returns with the maximum front-end sales charge for Class A Shares (4.50%)
  and the one-year contingent deferred sales charge for Class B Shares (4.00%) were 28.77% and 28.96%, respectively.

                       [This page intentionally left blank]

INTERVIEW                                              (as of November 30, 1995)
--------------------------------------------------------------------------------

                      EMERALD SMALL CAPITALIZATION FUND
PHOTO                 Mr. McQuiddy joined Barnett in 1983 as an equity analyst
                      and was selected in 1987 to manage Barnett's newly
Dean McQuiddy,        created Small Cap Equity Commingled Fund. A portion of
C.F.A.                the Fund was later converted into the Emerald Small
PORTFOLIO MANAGER     Capitalization Fund. Total Small Capitalization assets
12 years of           under management have grown from $2 million in 1987 to
investment            more than $85 million today. Mr. McQuiddy is a Chartered
experience            Financial Analyst and holds a B.S. in Finance.
                      INVESTMENT GOAL
                      The Fund's investment goal is to seek long-term capital appreciation.*
                      The Fund is best suited for investors who seek long-term rewards that may exceed those provided by a fund investing in larger, more established companies and for investors who can accept the investment risk of an investment in smaller companies.

PORTFOLIO
COMPOSITION**
The portfolio
focuses on smaller
companies that we
feel are growing
faster than the
market as a whole.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Banking & Finance                           8%
Computer & Computer Services               22%
Building & Building Products               10%
Electrical Equipment & Electronics          9%
Medical                                     7%
Other                                      44%

--------------------------------------------------------------------------------

TOP TEN HOLDINGS**

                                               PERCENT OF                                                  PERCENT OF
STOCKS                                         NET ASSETS   STOCKS                                         NET ASSETS
Computer Products Inc.                              3.40%   Auspex Systems Inc.                                 2.57%
 .........................................................  ..........................................................
Aspect Telecom Corp.                                3.12    Toll Brothers Inc.                                  2.48
 .........................................................  ..........................................................
Jack Henry & Associates Inc.                        3.12    Structural Dynamics Research Corp.                  2.36
 .........................................................  ..........................................................
Advanced Technology Labs                            3.05    Trident Micro Systems                               2.36
 .........................................................  ..........................................................
Wolverine World Wide Inc.                           2.78    American Business Information                       2.22
 .........................................................  ..........................................................
                                                            Total                                              27.46%
 .........................................................  ..........................................................

---------------
 * Small cap funds typically carry additional risks since smaller companies generally have a higher risk of failure and, by definition, are not as well established as "blue chip" companies. Historically, smaller companies' stocks have experienced a greater degree of market volatility than stocks on average.
** The composition of the Fund's holdings is subject to change.

EMERALD SMALL CAPITALIZATION FUND                      (as of November 30, 1995)
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

Hypothetical -- Past performance is not a guarantee of future results.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  DATE     A SHARES   B SHARES    LIPPER AVERAGE   RUSSELL 2000
03/01/94       9,550     10,000            10,000         10,000
03/31/94       8,949      8,931             9,467          9,473
06/30/94       8,121      8,075             9,310          9,104
09/30/94       9,113      9,040            10,099          9,735
12/31/94       9,022      8,940            10,070          9,554
03/31/95       9,386      9,325            10,624          9,994
06/30/95      10,455     10,401            11,599         10,931
09/30/95      11,703     11,669            12,985         12,011
11/30/95      11,630     11,564            13,035         11,957

A LONG-TERM PERSPECTIVE

A $10,000 investment made at the inception of the Fund would have been worth $11,630 (Class A Shares) and $11,564 (Class B Shares) by November 30, 1995. By comparison, a similar investment in the Lipper Small Company Growth Funds Average, a composite of 242 similar mutual funds, would have had a value of $13,035. In this example, $10,000 invested in the Russell 2000 Index, an unmanaged index comprised of 2,000 domestically traded common stocks of small-capitalization companies, would have had a value of $11,957. The comparison to the Russell 2000 Index is meant to provide you with a general sense of how the Fund is performing compared to a standard benchmark of the market. The Russell 2000 Index does not reflect any expenses that accompany a real investment such as sales charges, expenses for Fund operation, management fees, or the cash reserves necessary to provide daily liquidity in a mutual fund. The Fund's performance reflects the maximum front-end (Class A Shares) or the one-year contingent deferred (Class B Shares) sales charge of 4.50 percent and 4.00 percent, respectively.

The service contractors are voluntarily reimbursing a portion of the expenses for Class A and B Shares. If the service contractors had not reimbursed expenses, total returns would have been lower. This voluntary reimbursement of expenses may be modified or terminated at any time, which would reduce the performance.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. PERFORMANCE WILL VARY FOR EACH CLASS OF SHARES DUE TO DIFFERENCES IN EXPENSES PAID WITH RESPECT TO EACH CLASS OF SHARES.

AVERAGE ANNUAL TOTAL RETURN AS OF 11/30/95
                                    A SHARES*   B SHARES**
1 Year                                26.19%      27.00%
Since Inception                       9.00%        8.64%
Inception Date                              3/1/94

 ----------------
    * Reflects 4.50% sales charge.
   ** Reflects 4.00% one-year contingent deferred sales charge. The maximum contingent deferred sales charge is 4.50%.

EMERALD SMALL CAPITALIZATION FUND                      (as of November 30, 1995)
--------------------------------------------------------------------------------

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

The Fund returned 32.19% (Class A Shares)+ for the fiscal year ended November 30, 1995, outperforming the 28.50% return of its benchmark, the Russell 2000, an unmanaged index that reflects the performance of the small-capitalization stock market. The kind of stocks that we buy were rewarded in the marketplace -- especially in the second half of the fiscal year. We look for stocks of companies with very strong and consistent earnings growth and momentum. During the past year, many Fund holdings experienced significant upward revisions in analysts' earnings estimates, while selling at very reasonable multiples of their growth rates. Since overall economic growth and corporate profitability are slowing, it makes sense that investors would gravitate toward stocks like these, which were expected to continue to deliver consistent earnings growth.

In addition, we were overweighted in sectors that did well during the first 10 to 11 months of this year, specifically technology stocks -- both software and hardware manufacturers. But even with the sell-off in the technology sector at the end of the period, technology turned out to be the single best-performing group for the 12 months ended November 30, 1995.

Investors in small-cap funds need to keep in mind that this type of fund typically has some additional risks since smaller companies generally have a higher risk of failure than more established "blue chip" companies. Historically, while stocks of smaller companies have performed well over time, they have also experienced a greater degree of market volatility than stocks on average.

WHAT ARE SOME REPRESENTATIVE PORTFOLIO HOLDINGS?

We try to buy stocks of companies that are growing faster than reflected in their price/earnings multiples. One example is Jack Henry & Associates, which provides software systems for the financial industry. The company has had very strong earnings growth and the stock has done very well. Presently, it is selling for about 25 times next year's earnings -- and we still like it. A second company is Wolverine World Wide, which has had exceptionally strong earnings growth -- 66% on average annually over the past three years. The stock was recently selling at about 17 times estimated 1996 earnings. One reason for the company's growth is the fashion trend toward the wilderness-type boot; their footwear sells under the brand names Hushpuppies and Wolverine. Another company is Toll Brothers, which builds moderately priced to expensive houses in 80 cities throughout the East and Northeast. Over the past three years, the company has experienced average earnings growth of more than 40% per year, which we expect to slow to about 30% in 1995, still a high rate. Even with this growth, the stock has been selling at only about 11 times estimated 1996 earnings. The average stock in the Fund has a market capitalization of about $450 million.

WHAT IMPACT DID A STRENGTHENING DOLLAR HAVE ON SMALL-CAPITALIZATION STOCKS?

A strong dollar is good for stocks of smaller domestic companies since they do not have the currency exposure of large, multinational firms. When the dollar strengthens, as it did toward the end of this fiscal year, earnings for these larger companies can be depressed because foreign earnings translate into fewer dollars. Stocks of smaller companies whose sales are predominantly domestic do not have this problem. More important, overseas investors will be more attracted to our markets if our currency is stable or increasing in value. Currently, the percentage of U.S. stocks held by foreigners is very low relative to what it was before the dollar peaked in the mid-80s. These investors might have had nominal gains, but they lost money when their gains were converted to their own currency. A strengthening dollar should lead to greater investment in the U.S.

---------------
+ The returns with the maximum front-end sales charge for Class A Shares (4.50%)
  and the one-year contingent deferred sales charge for Class B Shares (4.00%) were 26.19% and 27.00%, respectively.

EMERALD SMALL CAPITALIZATION FUND                      (as of November 30, 1995)
--------------------------------------------------------------------------------

WHAT IS YOUR OUTLOOK FOR SMALL-CAPITALIZATION STOCKS?

Some analysts say that the S&P 500 will be hard pressed to show more than 5% to 10% earnings growth in 1996. However, the kind of stocks that we are buying are forecast to have earnings growth in excess of 20%. Yet small-capitalization stocks are still selling at very reasonable valuations. The Russell 2000 is selling at a 30% premium to the S&P 500. Historically, this premium has been as high as 100%. As far as the Fund is concerned, we are still overweighted in technology issues, particularly software and service providers. The reason:
Information processing as a percentage of Gross Domestic Product has jumped from about 5% in 1980 to more than 20% today. Semiconductors are everywhere -- in your phone, in your car, in your television -- and this trend is going to accelerate.

WOULD THE PROPOSED CAPITAL GAINS TAX CUT HAVE AN IMPACT ON YOUR FUND?

I think it would have a tremendous impact. If taxes on capital gains are lowered, rational investors will gravitate toward stocks whose returns come more from capital gains than from dividends or interest.

INTERVIEW                                              (as of November 30, 1995)
--------------------------------------------------------------------------------

                      EMERALD BALANCED FUND
PHOTO                 As Senior Equity Portfolio manager for Barnett, Mr.
                      Creighton serves on the Equity Strategy Committee and
G. Russell            manages the Emerald Balanced Fund and Emerald Equity
Creighton,            Fund. Mr. Creighton's portfolio management experience
C.F.A.                dates back to 1981, when he joined Barnett as an equity
PORTFOLIO MANAGER     manager. He is a Chartered Financial Analyst and holds an
14 years of           M.B.A. in Finance.
investment            INVESTMENT GOAL
experience            The Fund's investment goal is to seek attractive
                      investment return through a combination of capital growth and current income.
                      The Fund is best suited for investors who want an asset allocation among equity securities, fixed-income securities and cash equivalents based on prevailing market and economic conditions.

PORTFOLIO
COMPOSITION*
The Fund's adviser
seeks to determine
relative values
among stocks, bonds
and cash equivalents
and weights the
portfolio
accordingly.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Bonds                            44%
Cash & Cash Equivalents           7%
Stocks                           49%

--------------------------------------------------------------------------------

TOP FIVE EQUITY AND BOND HOLDINGS*

                                               PERCENT OF                                                  PERCENT OF
EQUITIES                                       NET ASSETS   BONDS                                          NET ASSETS
Capital Cities ABC Inc.                             1.17%   U.S. Treasury Strip, 2/15/07                        3.33%
 .........................................................  ..........................................................
                                                            New England Telegraph & Telephone, 7.88%,
General Electric Co.                                1.16    11/15/29                                            2.96
 .........................................................  ..........................................................
Philip Morris Cos. Inc.                             0.98    FNMA, 6.48% 2/18/04                                 2.60
 .........................................................  ..........................................................
PepsiCo Inc.                                        0.92    FNMA, Pool #247516, 8.50%, 8/1/11                   2.23
 .........................................................  ..........................................................
Merck & Co. Inc.                                    0.81    Dean Witter Discover, 6.09%, 12/15/95               1.62
 .........................................................  ..........................................................
Total Equities                                      5.04%   Total Bonds                                        12.74%
 .........................................................  ..........................................................

---------------
* The composition of the Fund's holdings is subject to change.

EMERALD BALANCED FUND                                  (as of November 30, 1995)
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

Hypothetical -- Past performance is not a guarantee of future results.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  DATE     A SHARES   B SHARES    LIPPER AVERAGE    S&P 500    SHEARSON LEHMAN
04/11/94       9,551     10,000            10,000     10,000              10,000
06/30/94       9,482      9,393             9,715     10,006               9,922
09/30/94       9,680      9,571            10,004     10,495               9,983
12/31/94       9,582      9,467             9,898     10,493              10,021
03/31/95      10,212     10,135            10,516     11,515              10,526
06/30/95      11,147     11,068            11,282     12,613              11,167
09/30/95      11,904     11,833            11,910     13,616              11,273
11/30/95      12,124     12,038            12,252     14,163              11,591

A LONG-TERM PERSPECTIVE

A $10,000 investment made at the inception of the Fund would have had a value of $12,124 (Class A Shares) and $12,038 (Class B Shares) by November 30, 1995. By comparison, a similar investment in the Lipper Balanced Funds Average, a composite of 162 similar mutual funds, would have had a value of $12,252. In this example, $10,000 invested in the S&P 500, an unmanaged index of large-company stocks, and the Lehman Brothers Aggregate Bond Index, an unmanaged index comprised of investment-grade corporate debt securities, U.S. Treasury and U.S. Government agency debt securities with maturities of more than one year, would have had values of $14,163 and $11,591, respectively. The comparison to the S&P 500 and the Lehman Brothers Aggregate Bond Index is meant to provide you with a general sense of how the Fund is performing compared to standard benchmarks for the stock and bond markets. These indices do not reflect any expenses that accompany a real investment such as sales charges, expenses for Fund operation, management fees, or the cash reserves necessary to provide daily liquidity in a mutual fund. The Fund's performance reflects the maximum front-end (Class A Shares) or the one-year contingent deferred (Class B Shares) sales charge of 4.50 percent and 4.00 percent, respectively.

The service contractors are voluntarily reimbursing a portion of the expenses for Class A and B Shares. If the service contractors had not reimbursed expenses, total returns would have been lower. This voluntary reimbursement of expenses may be modified or terminated at any time, which would reduce the performance.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. PERFORMANCE WILL VARY FOR EACH CLASS OF SHARES DUE TO DIFFERENCES IN EXPENSES PAID WITH RESPECT TO EACH CLASS OF SHARES.

AVERAGE ANNUAL TOTAL RETURN AS OF 11/30/95

                                    A SHARES*   B SHARES**
1 Year                                21.69%      22.48%
Since Inception                       12.45%      11.96%
Inception Date                              4/11/94

  -----------------
   * Reflects 4.50% sales charge.
  ** Reflects 4.00% one-year contingent deferred sales charge. The maximum contingent deferred sales charge is 4.50%.

EMERALD BALANCED FUND                                  (as of November 30, 1995)
--------------------------------------------------------------------------------

WHY DID STOCKS AND BONDS DO SO WELL IN 1995?

The basic factor was the dramatic decline in interest rates. Stocks do well in a falling interest-rate environment because investors have fewer alternatives that are more attractive. In addition, the economy was much stronger than anticipated. Because Corporate America had spent a decade restructuring, the stronger economy translated into skyrocketing corporate profits. Valuation levels were especially attractive after the weak performance of the stock market in 1994. The combination of these factors -- strong corporate earnings, attractive valuations and falling interest rates -- created the perfect opportunity for the stock market to explode upward. The bond market is more directly driven by lower interest rates, particularly intermediate- and long-term rates, which fell sharply during 1995, causing prices to rise. In this context, the Fund had a total return of 27.45% (Class A Shares),+ roughly midway between the Fund's benchmark indices, the S&P 500, up 36.97%, and the Lehman Brothers Aggregate Bond Index, up 15.96% for the 12 months ended November 30, 1995.

HOW DID YOUR ALLOCATION BETWEEN STOCKS AND BONDS CHANGE DURING THE YEAR?

Over the course of a normal market cycle, we would expect to be 60% in stocks and 40% in bonds. We began the year closer to 50/50 because we had more confidence that interest rates were going to come down than we did that there would be an explosive increase in the stock market. As the stock market began to improve and economic momentum began to pick up, we allowed our equity exposure to increase to around 56%. In September, we once again had more confidence in our falling interest-rate scenario than in the stock market, so we began taking profits in stocks. As of November 30, 1995, the Fund is back to 50/50, ending the year where it started with regard to asset allocation, but with some tactical moves in the interim.

WHAT IS YOUR CURRENT OUTLOOK FOR STOCKS VS. BONDS?

We think bonds are very attractive right now. We are fairly confident that the Federal Reserve Board will reduce short-term interest rates, and there is still room for long-term interest rates to fall. Long-term bonds typically pay three percentage points more than the inflation rate. If inflation remains at 2.0% to 2.5%, as it is now, then it is possible that long-term bond yields could decline to 5.0% to 5.5% -- and falling yields mean rising bond prices. The fact that the stock market is up 35% for the period may concern some people, but the S&P's price-earnings multiple is only 16, which is only a hair above the mean of 15.5% over the past 40 years. Corporate earnings were strong enough to justify the big returns in the stock market in 1995. But it is no secret that the economy is slowing. Most economists are looking for corporate earnings to rise no more than 5% next year.

However, we believe that the stock market can still be strong under such conditions. The price-earnings multiple could increase as a result of low inflation and low interest rates. The current environment is very similar to that in the 1960s, which experienced mild economic growth, modest corporate profits and low interest rates and inflation. The market multiple at that time was 18 to 19 times earnings. The economy appears to be making a transition from an expanding economy and accelerating corporate profits to a slower economy and slower growth in corporate profits -- but we see growth potential nevertheless.

---------------
+ The returns with the maximum front-end sales charge for Class A Shares (4.50%)
  and the one-year contingent deferred sales charge for Class B Shares (4.00%) were 21.69% and 22.48%, respectively.

  For 1995, a portion of the Emerald Balanced Fund qualified for exemption from the Florida intangibles tax. Investors may want to consult with their tax adviser.

                      [This page intentionally left blank]

INTERVIEW                                              (as of November 30, 1995)
--------------------------------------------------------------------------------

                      EMERALD SHORT-TERM FIXED INCOME FUND
PHOTO                 Ms. Lunsford is responsible for more than $2 billion in
                      assets as portfolio manager for the Emerald Short-Term
Jacqueline R.         Fixed Income Fund and Emerald Money Market Funds. Before
Lunsford,             joining Barnett in 1988, she spent 9 years as a money
C.F.A.                manager with the First Kentucky Trust Company in
PORTFOLIO MANAGER     Louisville, Ky. Ms. Lunsford currently serves as
16 years of           President of the Jacksonville Financial Analysts Society
investment            and is a member of the Association for Investment
experience            Management and Research and the Treasury Management
                      Association. She is a Chartered Financial Analyst and holds a B.S. in finance.
                      INVESTMENT GOAL
                      The Fund's investment goal is to seek positive current income that is consistent with relative stability of principal through investments in investment-grade securities and high-quality money-market instruments.
                      The Fund is best suited for investors who want more current income than normally available from a money market fund and less principal volatility than normally associated with a long-term fund.*

PORTFOLIO
COMPOSITION**
The portfolio
focuses on
short-term cor-
porate and
government bonds
typically offering
higher yields than
money-market
instruments in
return for some
fluctuations in
share price.
Currently, the
portfolio's average
maturity is 2.5
years.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Government Obligations          42%
Corporate Obligations                49%
Cash & Cash Equivalents               9%

---------------
 * Short-term fixed income funds have a lower degree of market risk than longer-term corporate or government bond funds. Conversely, bonds and bond funds with longer maturities may offer higher yields than shorter-term bonds or fixed- income funds such as this Fund.

** The composition of the Fund's holdings is subject to change.

EMERALD SHORT-TERM FIXED INCOME FUND                   (as of November 30, 1995)
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

Hypothetical -- Past performance is not a guarantee of future results.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  DATE     A SHARES   B SHARES    LIPPER AVERAGE   MERRILL LYNCH
04/11/94       9,750     10,000            10,000          10,000
06/30/94       9,748      9,536             9,933          10,015
09/30/94       9,833      9,606            10,018          10,105
12/31/94       9,830      9,552            10,008          10,092
03/31/95      10,144      9,884            10,301          10,484
06/30/95      10,498     10,217            10,656          10,905
09/30/95      10,657     10,339            10,819          11,071
11/30/95      10,815     10,486            10,998          11,299

A LONG-TERM PERSPECTIVE

A $10,000 investment made at the inception of the Fund would have had a value of $10,815 (Class A Shares) and $10,486 (Class B Shares) by November 30, 1995. By comparison, a similar investment in the Lipper Short Investment Grade Debt Funds Average, a composite of 119 similar short-term mutual funds, would have had a value of $10,998. The Merrill Lynch Government/Corporate Short-Term Index is an unmanaged index comprised of short-term investment-grade corporate debt securities, and U.S. Treasury and U.S. Government agency debt securities. In this example, $10,000 invested in the Merrill Lynch Government/Corporate Short-Term Index would have had a value of $11,299. The comparison to the Merrill Lynch Government/Corporate Short-Term Index is meant to provide you with a general sense of how the Fund is performing compared to a standard benchmark of the market. This index does not reflect any expenses that accompany a real investment such as sales charges, expenses for Fund operation, management fees, or the cash reserves necessary to provide daily liquidity in a mutual fund. The Fund's performance reflects the maximum front-end (Class A Shares) or the one-year contingent deferred (Class B Shares) sales charge of 2.50 percent and
4.00 percent, respectively.

The service contractors are voluntarily reimbursing a portion of the expenses for Class A and B Shares. If the service contractors had not reimbursed expenses, the SEC 30-day yield would have been -5.11% and -29.46% for Class A and B Shares, respectively, and total returns would have been lower. This voluntary reimbursement of expenses may be modified or terminated at any time, which would reduce the performance.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. PERFORMANCE WILL VARY FOR EACH CLASS OF SHARES DUE TO DIFFERENCES IN EXPENSES PAID WITH RESPECT TO EACH CLASS OF SHARES.

AVERAGE ANNUAL TOTAL RETURN AS OF 11/30/95

                                    A SHARES*   B SHARES**
1 Year                                7.49%        5.24%
Since Inception                       4.89%        2.93%
Inception Date                              4/11/94
CURRENT SEC 30-DAY YIELD              5.18%        4.61%

   ------------------
    * Reflects 2.50% sales charge.
   ** Reflects 4.00% one-year contingent deferred sales charge. The maximum contingent deferred sales charge is 4.50%.

EMERALD SHORT-TERM FIXED INCOME FUND                   (as of November 30, 1995)
--------------------------------------------------------------------------------

WHAT FACTORS AFFECTED THE PERFORMANCE OF THE SHORT-TERM FIXED INCOME FUND?

Two major factors affected performance during the year ended November 30, 1995. The first was an environment of rapidly falling interest rates, after months of steadily rising rates in 1994. The Federal Reserve Board tightened the money supply for the last time in February 1995, after which the economy stabilized and then began to slow. During the spring of 1995, economists began to speculate that the Fed would need to lower interest rates in order to keep the economy moving at a moderate pace. Short-term fixed-income securities quickly became more expensive, thus reducing yields, as this projected move was immediately priced into the market. Indeed, as of November 30, 1995, three-year Treasury securities were yielding two percentage points less than a year earlier.

The second factor that depressed yields was a lack of new issuance, which, due to general supply/demand factors, kept securities' prices higher than normal throughout the year. For the 12 months ended November 30, 1995, the Fund had a total return of 10.25% (Class A Shares),+ compared to 12.26% for the Merrill Lynch Government/Corporate Short-Term Index.

WHAT STRATEGIES WERE EMPLOYED TO MAXIMIZE PERFORMANCE RESULTS?

As interest rates began to decline in the spring of 1995, we began to lengthen average maturities by purchasing longer-term instruments in an effort to lock in higher rates. However, the shortage of new issues in the intermediate-term market -- and the resulting high prices of these securities -- made it increasingly difficult to pursue this strategy. As a result, the average maturities in the Short-Term Fixed Income Fund will likely remain in their current ranges over the next few months.

ARE THERE ANY SIGNIFICANT FACTORS THAT COULD AFFECT THE FUND IN THE MONTHS
AHEAD?

Since inflation seems to be under control and the economy is continuing to slowly struggle forward, we feel that the most significant influence on the securities markets is the balanced budget package. Will it be passed? In what form, and when? Economists and investors throughout the world are watching the proceedings between Congress and the President quite closely. A long delay or a complete breakdown in negotiations could cause interest rates to rise -- and bond prices to fall -- as investors lose confidence that a balanced budget might become a reality. If the budget package is passed, then the yield on the Short-Term Fixed Income Fund should remain fairly stable, since interest rates affecting this Fund have already fallen substantially.

---------------
+ The returns with the maximum front-end sales charge for Class A Shares (2.50%)
  and the one-year contingent deferred sales charge for Class B Shares (4.00%) were 7.49% and 5.24%, respectively.

  For 1995, a portion of the Emerald Short-Term Fixed Income Fund qualified for exemption from the Florida intangibles tax. Investors may want to consult with their tax adviser.

                      [This page intentionally left blank]

INTERVIEW                                              (as of November 30, 1995)
--------------------------------------------------------------------------------

                      EMERALD U.S. GOVERNMENT SECURITIES FUND
PHOTO                 Mr. Cantor's responsibilities include serving as
                      economist and both manager and strategist for Barnett's
Andrew Cantor,        fixed-income portfolios. Before joining Barnett in 1983,
C.F.A.                he was at Gulf United Corp., where he managed more than
PORTFOLIO MANAGER     $1 billion in fixed-income investments. Mr. Cantor serves
20 years of           on the Board of Directors of the Jacksonville Financial
investment            Analysts Society and is a member of the Association for
experience            Investment Management and Research. He is a Chartered
                      Financial Analyst and holds a B.S. in Mathematics and an M.A. in Economics.
                      INVESTMENT GOAL
                      The Fund's investment goal is to seek consistent income from U.S. Government securities and repurchase agreements collateralized by the same.
                      The Fund is best suited for those seeking current yield from U.S. Government securities and a monthly income check and for investors who do not mind fluctuations in price and yield. This Fund is also well suited for IRA investors.

PORTFOLIO
COMPOSITION*
The portfolio is
comprised entirely
of U.S. Government
securities including
direct and agency
securities. The
portfolio emphasizes
U.S. Government
agency
mortgage-backed
securities.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Government Obligations          13%
Cash Equivalents                      2%
U.S. Government Agencies             85%

---------------
*The composition of the Fund's holdings is subject to change.

EMERALD U.S. GOVERNMENT SECURITIES FUND                (as of November 30, 1995)
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

Hypothetical -- Past performance is not a guarantee of future results.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  DATE     A SHARES    LIPPER AVERAGE    LEHMAN
7/31/91        9,551            10,000     10,000
9/30/91       10,033            10,019     10,420
12/31/91      10,612            10,524     10,945
3/31/92       10,392            10,351     10,789
6/30/92       10,857            10,747     11,218
9/30/92       11,324            11,201     11,694
12/31/92      11,334            11,166     11,727
3/31/93       11,745            11,599     12,191
6/30/93       12,054            11,874     12,498
9/30/93       12,314            12,148     12,803
12/31/93      12,369            12,133     12,815
3/31/94       12,095            11,815     12,460
6/30/94       11,941            11,648     12,343
9/30/94       11,974            11,684     12,415
12/31/94      11,963            11,660     12,462
3/31/95       12,549            12,198     13,072
6/30/95       13,081            12,854     13,838
9/30/95       13,261            13,067     14,100
11/30/95      13,534            13,410     14,486

A LONG-TERM PERSPECTIVE

A $10,000 investment made at the inception of the Fund would have grown to $13,534 by November 30, 1995. By comparison, a similar investment in the Lipper Intermediate Government Funds Average, a composite of 30 similar mutual funds, would have had an ending value of $13,410. In this example, $10,000 invested in the Lehman Brothers Mortgage Index, an unmanaged index of U.S. Government agency and Treasury securities and agency mortgage-backed securities, would have had an ending value of $14,486. The comparison to the Lehman Brothers Mortgage Index is meant to provide you with a general sense of how the Fund is performing compared to a standard benchmark of the market. This index does not reflect any expenses that accompany a real investment such as sales charges, expenses for Fund operation, management fees, or the cash reserves necessary to provide daily liquidity in a mutual fund. The Fund's performance reflects the maximum front-end (Class A Shares) or the one-year contingent deferred (Class B Shares) sales charge of 4.50 percent and 4.00 percent, respectively.

The service contractors are voluntarily reimbursing a portion of the class expenses for Class B Shares. If the service contractors had not reimbursed expenses, the SEC 30-day yield would have been 4.22% for Class B Shares and total returns would have been lower. This voluntary reimbursement of expenses may be modified or terminated at any time, which would reduce the performance.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. PERFORMANCE WILL VARY FOR EACH CLASS OF SHARES DUE TO DIFFERENCES IN EXPENSES PAID WITH RESPECT TO EACH CLASS OF SHARES.

AVERAGE ANNUAL TOTAL RETURN AS OF 11/30/95

                                    A SHARES*   B SHARES**
1 Year                                8.71%        9.29%
3 Year                                5.02%         NA
Since Inception                       7.22%        3.02%
Inception Date                       7/31/91      3/01/94
CURRENT SEC 30-DAY YIELD              5.99%        5.78%

 ----------------
  * Reflects 4.50% sales charge.
 ** Reflects 4.00% one-year contingent deferred sales charge. The maximum contingent deferred sales charge is 4.50%.

EMERALD U.S. GOVERNMENT SECURITIES FUND                (as of November 30, 1995)
--------------------------------------------------------------------------------

WHAT FACTORS AFFECTED YOUR PERFORMANCE?

While it was a good year for the bond market in general and returns were strong across the board, we faced a challenge in the U.S. Government Securities Fund, which has a large proportion of mortgage-backed securities. These securities, which comprise about two-thirds of the portfolio, do not appreciate as fast as other bonds in a falling interest-rate environment. The reason is that homeowners have the right to prepay their mortgages without penalty. To compensate for this risk, mortgage-backed securities offer higher yields. However, when rates fall rapidly -- as they did in 1995 -- the dampening effect of prepayments overwhelms the yield advantage. The Fund's total return for the 12 months ended November 30, 1995, was 13.85% (Class A Shares).+ Both of our benchmarks, the Lipper Intermediate Government Funds Average and the Lehman Brothers Mortgage Index, which returned 12.87% and 17.03%, respectively, have a lower percentage of mortgage-backed securities than we have in the U.S. Government Securities Fund. It is important to remember that these bonds did not go down in value. They simply did not appreciate as much as U.S. Treasuries.

GIVEN THE CURRENT ENVIRONMENT, WHAT IS YOUR STRATEGY FOR THIS FUND?

At this point, we think that mortgage rates and other long-term interest rates are not likely to fall much further, while short-term rates could drop by a greater magnitude because of the slowing economy. As a result, we think our current allocation of mortgage-backed securities is appropriate. Mortgage prepayments should stabilize, which should allow us to continue to earn higher yields than we would get from U.S. Treasuries. The last time rates bottomed was in the fall of 1993, when short-term rates were down to 3% and long-term rates were about 5 3/4%. Today, long-term rates are within a quarter of a percentage point of that low, while short-term rates are two and a half percentage points above their low -- which means there is certainly more room for short-term rates to come down. Falling short-term rates would benefit the non-mortgage portion of the portfolio, because of its relatively short maturity.

WITH ECONOMIC GROWTH IN THE THIRD QUARTER AT 4.2%, IS THE ECONOMY REALLY
SLOWING?

There is evidence pointing to a much slower economy in the current quarter. Some of the underlying measures of demand, consumption and expenditures were not quite as strong as a 4.2% growth rate would indicate. In addition, much of that 4.2% number was inventory building, which can be misleading since there are indications that there has been some deceleration. But the economy is slow enough to calm inflation fears, and at the same time it is fast enough to keep us out of recession. The state of the economy, inflation and interest rates present a nice backdrop for the financial markets in general. Some people have called this a "Goldilocks" environment for the economy -- not too hot and not too cold. The Federal Reserve Board has been shooting for this so-called "soft landing." It appears, for the time being at least, that it has had a lot of success.

WHAT CHALLENGES DO YOU SEE IN 1996?

The terms of the chairman and vice chairman of the Federal Reserve expire in early 1996, and there is every reason to expect that Chairman Greenspan will be reappointed. However, any uncertainty about this as the election season heats up could upset the market. The bond market has also built into it an expectation that somehow the warring parties in Washington are going to come to a meeting of the minds with respect to the budget. Something substantive must be done with the budget deficit before the Fed would be willing to lower short-term rates significantly. Foreign investors are looking at Washington, too. They want to see some progress on the budget to ensure that we are getting our fiscal house in order.

---------------
+ The returns with the maximum front-end sales charge for Class A Shares (4.50%)
  and the one-year contingent deferred sales charge for Class B Shares (4.00%) were 8.71% and 9.29%, respectively.

  For 1995, a portion of the Emerald U.S. Government Securities Fund qualified for exemption from the Florida intangibles tax. Investors may want to consult with their tax adviser.

                      [This page intentionally left blank]

INTERVIEW                                              (as of November 30, 1995)
--------------------------------------------------------------------------------

                      EMERALD MANAGED BOND FUND
PHOTO                 Mr. Cantor's responsibilities include serving as
                      economist and both manager and strategist for Barnett's
Andrew Cantor,        fixed-income portfolios. Before joining Barnett in 1983,
C.F.A.                he was at Gulf United Corp., where he managed more than
PORTFOLIO MANAGER     $1 billion in fixed-income investments. Mr. Cantor serves
20 years of           on the Board of Directors of the Jacksonville Financial
investment            Analysts Society and is a member of the Association for
experience            Investment Management and Research. He is a Chartered
                      Financial Analyst and holds a B.S. in Mathematics and an M.A. in Economics.
                      INVESTMENT GOAL
                      The Fund's investment goal is primarily to seek a high level of current income and, secondarily, to seek capital appreciation.
                      The Fund is best suited for investors who want current income from corporate and government securities and who can accept fluctuations in price and yield.

PORTFOLIO
COMPOSITION*
The portfolio
emphasizes quality
corporate bonds.
These
investment-grade
securities offer a
high degree of
diversification as
well as the
opportunity for
strong yields to
investors.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         CORPORATE OBLIGATIONS              59%
Cash & Cash Equivalents                         3%
Taxable Municipal Obligations                   1%
U.S. Government & Agency Obligations           37%

---------------
*The composition of the Fund's holdings is subject to change.

EMERALD MANAGED BOND FUND                              (as of November 30, 1995)
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

Hypothetical -- Past performance is not a guarantee of future results.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Date        A shares   B shares    Lipper Average     Lehman
04/11/94       9,550     10,000            10,000     10,000
06/30/94       9,509      9,509             9,790      9,922
09/30/94       9,534      9,513             9,809      9,983
12/31/94       9,564      9,532             9,827     10,021
03/31/95      10,043     10,037            10,299     10,526
06/30/95      10,736     10,666            10,935     11,167
09/30/95      10,919     10,843            11,138     11,273
11/30/95      11,276     11,197            11,469     11,591

A LONG-TERM PERSPECTIVE

A $10,000 investment made at the inception of the Fund would have been worth $11,276 (Class A Shares) and $11,197 (Class B Shares) by November 30, 1995. By comparison, a similar investment in the Lipper A-Rated Corporate Debt Funds Average, a composite of 96 similar mutual funds, would have had a value of $11,469. In this example, $10,000 invested in the Lehman Brothers Aggregate Bond Index, an unmanaged index comprised of investment-grade corporate debt securities and U.S. Treasury and U.S. Government agency debt securities with maturities of more than one year, would have had a value of $11,591. The comparison to the Lehman Brothers Aggregate Bond Index is meant to provide you with a general sense of how the Fund is performing compared to a standard benchmark of the market. This index does not reflect any expenses that accompany a real investment such as sales charges, expenses for Fund operation, management fees, or the cash reserves necessary to provide daily liquidity in a mutual fund. The Fund's performance reflects the maximum front-end (Class A Shares) or one-year contingent deferred (Class B Shares) sales charge of 4.50 percent and
4.00 percent, respectively.

The service contractors are voluntarily reimbursing a portion of the expenses for Class A and B Shares. If the service contractors had not reimbursed expenses, the 30-day SEC yield would have been 2.93% and -0.60% for Class A and B Shares, respectively, and total returns would have been lower. This voluntary reimbursement of expenses may be modified or terminated at any time, which would reduce the performance.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. PERFORMANCE WILL VARY FOR EACH CLASS OF SHARES DUE TO DIFFERENCES IN EXPENSES PAID WITH RESPECT TO EACH CLASS OF SHARES.

AVERAGE ANNUAL TOTAL RETURN AS OF 11/30/95

                                    A SHARES*   B SHARES**
1 Year                                13.14%      13.06%
Since Inception                       7.59%        7.13%
Inception Date                              4/11/94
CURRENT SEC 30-DAY YIELD              5.81%        5.38%

 ----------------
  * Reflects 4.50% sales charge.
 ** Reflects 4.00% one-year contingent deferred sales charge. The maximum contingent deferred sales charge is 4.50%.

EMERALD MANAGED BOND FUND                              (as of November 30, 1995)
--------------------------------------------------------------------------------

WHAT FACTORS AFFECTED YOUR PERFORMANCE?

There were primarily two: falling intermediate- and long-term interest rates and the growing perception that Washington would make progress toward deficit reduction. Unlike mortgage-backed securities, U.S. Treasuries and corporate bonds -- the majority of the Fund's holdings -- do not have prepayment risk. When interest rates fall, these securities appreciate. As a result of a series of interest-rate hikes by the Federal Reserve in 1994, economic growth slowed dramatically in 1995. The slowdown in growth dampened fears that inflation was going to accelerate and set the stage for the Fed's quarter-point reductions in short-term rates in July and December. So far, the anticipation of further rate cuts has driven down intermediate- and long-term rates by as much as two percentage points. The wheels that have been set in motion regarding reduced federal spending played a big part as well. Thus, a more accommodative Federal Reserve, low inflation, and changing fiscal policy created a rather euphoric bond market. As a result, the Managed Bond Fund has done extremely well with a return of 18.47% (Class A Shares)+ for the 12 months ended November 30, 1995. Its benchmark, the Lehman Brothers Aggregate Bond Index, returned 15.96% for the same period.

WHAT ARE SOME REPRESENTATIVE CORPORATE BONDS IN THE PORTFOLIO?

The largest holding is Bell Telephone of Pennsylvania (4.98% of the portfolio). This is an 8.35% bond, rated AA, maturing 12-15-2030, with a put option that can be exercised on three separate dates in 1997, 1999 and 2002. If interest rates go up dramatically, then this put feature gives us some meaningful downside protection because these bonds are redeemable at par on those dates. In addition, notwithstanding all the changes that are going on in the telecommunications field as a whole, the regional telephone industry is probably one of the strongest sectors of Corporate America from the standpoint of creditworthiness. About 16% of the portfolio is invested in the debt of telephone issuers. We also have some bonds issued by "captive" finance companies such as General Motors Acceptance Corp. and Caterpillar Finance, which provide financing to dealers and customers of GM and Caterpillar Tractor, respectively. These bonds have proven to be very stable over time. Financial companies have a strong incentive to maintain their ratings, because their profitability depends on the difference between what they pay for funds and the rate at which they lend money. The higher their credit quality, the lower the rates at which they can borrow. It is important for them to issue debt at competitive rates in order to maintain profitability.

IS THERE ANY CONCERN RIGHT NOW ABOUT INFLATION?

Prospective inflation has been the bogeyman of the financial markets for a long time now, yet we see no significant inflation on the horizon. For the 12 months ended November 30, 1995, the Consumer Price Index indicated an inflation rate of 2.8%. Moreover, some analysts believe that the inflation numbers that we look at actually overstate inflation and that the real rate of inflation is as much as a percentage point lower than the CPI. Another factor contributing to subdued inflation is the inability of retailers to raise prices. Consumer demand hasn't been strong enough, and it does not look like it will pick up anytime soon. For example, airline promotions warn that once the promotion ends, prices will go back up. A month goes by and some form of promotion is reinstated once again. People have become very accustomed to value shopping for many things -- travel, computers, clothing and so on. In addition, increased productivity, plentiful energy supplies and global competition are forces that will likely keep inflation low.

---------------
+ The returns with the maximum front-end sales charge for Class A Shares (4.50%)
  and the one-year contingent deferred sales charge for Class B Shares (4.00%) were 13.14% and 13.06%, respectively.

  For 1995, a portion of the Emerald Managed Bond Fund qualified for exemption from the Florida intangibles tax. Investors may want to consult with their tax adviser.

                      [This page intentionally left blank]

INTERVIEW                                              (as of November 30, 1995)
--------------------------------------------------------------------------------

                      EMERALD FLORIDA TAX-EXEMPT FUND
PHOTO                 Mr. Byrne joined Barnett in 1987. He is Director of
                      Securities Trading and has responsibility for managing
Douglas K. Byrne,     all of Barnett's municipal bond funds. His nearly three
PORTFOLIO MANAGER     decades of investment experience have focused on
28 years of           fixed-income portfolio management for the state of Texas,
investment            the Teacher's Retirement System of Texas and First City
experience            National Bank in Austin, Texas. He holds a B.S. and an
                      M.B.A. in Finance.
                      INVESTMENT GOAL
                      The Fund's investment goal is to seek high tax-free income by investing primarily in debt obligations of the state of Florida or counties, municipalities or other issuing agencies within the state.*
                      The Fund is best suited for quality-conscious investors in the state of Florida who are subject to the intangibles tax and those who are seeking a high current tax-free yield or a monthly tax-free income check.
                      Investors must be willing to accept fluctuations in price and yield.

PORTFOLIO
COMPOSITION**
By design, the
portfolio focuses on
holding bonds in the
highest four rating
categories used by
Moody's Investor
Services and
Standard & Poor's.
The emphasis within
the four rating
classifications,
however, is in the
top two. By
emphasizing quality,
the Fund seeks to
minimize risk during
this challenging
period in the
economy. Ratings are
assigned by Moody's
Investor Services.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Not rated          23%
BBB                 2%
Aaa                36%
Aa                 26%
A                   6%
Baa                 7%

---------------
 *Investors may be subject to the federal alternative minimum tax and to certain state and local taxes.

**The composition of the Fund's holdings is subject to change.

EMERALD FLORIDA TAX-EXEMPT FUND                        (as of November 30, 1995)
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

Hypothetical -- Past performance is not a guarantee of future results.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  DATE      A SHARES    LIPPER AVERAGE   MERRILL LYNCH
08/01/91        9,551            10,000          10,000
09/30/91        9,800             9,746          10,297
12/31/91       10,087            10,090          10,619
03/31/92       10,172            10,096          10,624
06/30/92       10,657            10,530          11,130
09/30/92       10,916            10,765          11,333
12/31/92       11,175            11,004          11,599
03/31/93       11,668            11,425          12,081
06/30/93       12,173            11,869          12,484
09/30/93       12,648            12,296          12,815
12/31/93       12,752            12,422          12,948
03/31/94       11,915            11,660          12,166
06/30/94       12,021            11,763          12,129
09/30/94       12,068            11,800          12,218
12/31/94       11,877            11,653          12,084
03/31/95       12,682            12,467          12,951
06/30/95       12,841            12,715          13,186
09/30/95       13,121            13,011          13,603
11/30/95       13,623            13,493          14,137

A LONG-TERM PERSPECTIVE

A $10,000 investment made at the inception of the Fund would have grown to $13,623 (Class A Shares) by November 30, 1995. By comparison, a similar investment in the Lipper Florida Tax-Exempt Municipal Funds Average, an unmanaged average consisting of 16 similar funds, would have had an ending value of $13,493. In this example, $10,000 invested in the Merrill Lynch Municipal Index, an unmanaged index of municipal bonds, would have had an ending value of $14,137. The comparison to the Merrill Lynch Municipal Index is meant to provide you with a general sense of how the Fund is performing compared to a standard benchmark of the market. This index does not reflect any expenses that accompany a real investment such as sales charges, expenses for Fund operation, management fees, or the cash reserves necessary to provide daily liquidity in a mutual fund. The Fund's performance reflects the maximum front-end (Class A Shares) or the one-year contingent deferred (Class B Shares) sales charge of 4.50 percent and 4.00 percent, respectively.

The service contractors are voluntarily reimbursing a portion of the class expenses for Class B Shares. If the service contractors had not reimbursed expenses, the SEC 30-day yield would have been 3.52% and total return would have been lower. This voluntary reimbursement of expenses may be modified or terminated at any time, which would reduce the performance.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. PERFORMANCE WILL VARY FOR EACH CLASS OF SHARES DUE TO DIFFERENCES IN EXPENSES PAID WITH RESPECT TO EACH CLASS OF SHARES.

AVERAGE ANNUAL TOTAL RETURN AS OF 11/30/95

                                    A SHARES*   B SHARES**
1 Year                                12.79%      13.48%
3 Year                                5.67%         NA
Since Inception                       7.39%        2.60%
Inception Date                       8/01/91      3/01/94
CURRENT SEC 30-DAY YIELD              4.28%        4.01%

  -----------------
   * Reflects 4.50% sales charge.
  ** Reflects 4.00% one-year contingent deferred sales charge. The maximum contingent deferred sales charge is 4.50%.

EMERALD FLORIDA TAX-EXEMPT FUND                        (as of November 30, 1995)
--------------------------------------------------------------------------------

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

Due to a more conservative posture than that of many other municipal funds, the Fund's performance trailed its benchmarks for the 12 months ended November 30, 1995. However, we made up a lot of ground in the past three months by extending maturities, thereby locking in higher rates. For the period, the Florida Tax-Exempt Fund posted a total return of 18.17% (Class A Shares)+ compared to 19.16% for the Merrill Lynch Municipal Index. Overall, the municipal bond market was adversely affected by two developments: the booming stock market and investor fears about tax reform.

The surge in the stock market, which was up more than 30% over the 12 months, absorbed many of the investment dollars that became available when coupons were paid and bonds matured. In fact, $308 billion worth of bonds matured this year, while new issuance amounted to only about $140 billion. This supply/ demand imbalance should have created more demand, but it did not because of continuing concern over tax legislation and the tremendous move in the stock market. A 30-year high-grade Florida bond is currently yielding about 5.60%, roughly 90% of the 6.20% yield of a 30-year U.S. Treasury bond, giving investors higher-than-normal yields. Typically, the percentage is 80% to 85% for high-grade bonds.

HOW SEVERELY IS THE PROSPECT OF TAX REFORM AFFECTING THE MUNICIPAL MARKET?

All of the rhetoric about the various tax proposals has spooked the marketplace. From our perspective, there are two types of tax changes that could hurt municipals. The first is a value-added tax that would be built into the price of goods. Such a tax would be so inflationary and make our exports so noncompetitive that we do not consider this a viable option. The second is a national sales tax -- in effect doing away with an income tax and imposing a consumption-based tax, which of all the proposals probably has the best chance of passing. Municipal bonds would lose their tax advantage because no income would be taxed. This would force municipalities to compete in the world marketplace for investment dollars. We have seen that happen with certain taxable municipal bonds this year. For example, the City of Miami Beach issued a taxable municipal bond this spring that had to offer one percentage point more in yield than U.S. Treasuries with the same maturity -- even though this was an insured general obligation of a city that has an A-rated underlying credit. Without tax advantages, a municipal bond has to offer a higher yield than a U.S. Treasury bond with a comparable maturity.

WHAT WAS THE IMPACT OF THE ORANGE COUNTY, CALIFORNIA, BANKRUPTCY ON MUNICIPAL BONDS?

Not much in 1995. For a few weeks in late 1994, municipal bonds offered higher yields of three- to five-tenths of a point, but yields settled again by February 1995. Orange County actually had a positive side. There was a push for additional disclosure, a tightening of credit requirements and more thorough analysis by the rating agencies, which is a very positive long-term development for this market. Historically, the rating agencies would simply accept statements from the political subdivisions that they were using prudent investment policies, rather than looking at them. Now, they are looking at them.

HOW HAS THE PORTFOLIO CHANGED DURING THE YEAR?

It is still a high-grade AA portfolio. But we lengthened the portfolio's average maturity to lock in higher rates as interest rates began to decline. As of November 30, 1995, the average maturity of the portfolio was about 22 years, up from 20 years on November 30, 1994. Recent purchases include Jacksonville Electric Authority, which is one of the most efficiently operated electric utilities in the country. Another addition is Miami Water & Sewer bonds. We have focused on essential services and reduced our exposure to health care because of the debate over Medicare and Medicaid reductions. We believe that the move toward HMO-type providers is going to hurt hospital occupancy rates. However, the Florida economy is very viable and growing steadily. The housing, agriculture, tourism and service industries are all healthy. But

---------------
+ The returns with the maximum front-end sales charge for Class A Shares (4.50%)
  and the one-year contingent deferred sales charge for Class B Shares (4.00%) were 12.79% and 13.48%, respectively.

EMERALD FLORIDA TAX-EXEMPT FUND                        (as of November 30, 1995)
--------------------------------------------------------------------------------

there is concern that the budget compromise in Washington will shift responsibility for social programs to the state and local levels. To maintain the same quality of service, state and local taxes are going to have to go up. Because Florida does not have a state income tax and so many retirees are moving here with assets that are subject to the intangibles tax, we expect that the state will raise the intangibles tax to help fund some of its new responsibilities. That should make Florida municipals, which are not subject to the intangibles tax, worth that much more.

WHAT IS YOUR OUTLOOK FOR THE FLORIDA MUNICIPAL BOND MARKET?

There could be another modest decline in short-term taxable rates. But any movement in short-term rates is already reflected in the long end of the marketplace. We expect 30-year municipal bond yields to remain in a trading range of 5.0% to 6.5%. Credit quality is going to be the key over the next couple of years to protecting assets. We are in a very orderly process of selling bonds that we think have the potential to decline in value and buying those that we have identified as stable or have the potential to generate higher returns due to their location, industry or the services that they provide. We expect to de-emphasize general obligation bonds because of the shifting of responsibilities to the states. We are also reducing positions in some of the electrical utilities in the portfolio because of deregulation. When deregulation takes effect in 1997, certain municipal electric utilities in the state will have problems competing with investor-owned utilities. Jacksonville Electric Authority is an exception; it has already taken steps to make it remarkably competitive in that arena. Others have not. They were in a protected market environment, a cocoon, for years. That shell is coming off and they will have to adjust the way they do things to remain viable.

---------------
For 1995, the Emerald Florida Tax-Exempt Fund qualified for exemption from the Florida intangibles tax. Investors may want to consult with their tax adviser.

INTERVIEW                                              (as of November 30, 1995)
--------------------------------------------------------------------------------

                      EMERALD PRIME, TREASURY AND TAX-EXEMPT FUNDS*
PHOTO                 Ms. Lunsford is responsible for more than $2 billion in
                      assets as portfolio manager for the Emerald Short-Term
Jacqueline R.         Fixed Income Fund and Emerald Money Market Funds. Before
Lunsford,             joining Barnett in 1988, she spent 9 years as a money
C.F.A.                manager with the First Kentucky Trust Company in
PORTFOLIO MANAGER     Louisville, Ky. Ms. Lunsford currently serves as
16 years of           President of the Jacksonville Financial Analysts Society
investment            and is a member of the Association for Investment
experience            Management and Research and the Treasury Management
                      Association. She is a Chartered Financial Analyst and holds a B.S. in Finance.
                      INVESTMENT GOAL
                      The Emerald Money Market Funds seek to provide a high level of current income consistent with liquidity, the preservation of capital and a stable net asset value. In addition, the Emerald Tax-Exempt Fund seeks to provide income that is free from federal income tax. These Funds are suitable for investors who are seeking a flexible and convenient way to manage their cash. Each Fund seeks its objective by investing in:
                      PRIME FUND
                      A broad range of U.S. Government, bank and corporate short-term money- market obligations.
                      TREASURY FUND
                      Short-term U.S. Treasury securities and other government obligations, which are guaranteed full faith and credit by the U.S. Treasury, and repurchase agreements collateralized by the same.
                      TAX-EXEMPT FUND
                      Short-term municipal obligations.
                      Investors may be subject to the federal alternative minimum tax and to certain state and local taxes.

---------------
 * Investments in the Prime, Treasury and Tax-Exempt Funds are neither insured nor guaranteed by the U.S. Government, and yields will fluctuate. Although these Funds seek to maintain a stable net asset value (NAV) of $1.00 per share, there is no assurance that they will be able to do so.

   For 1995, the Emerald Treasury Fund qualified for exemption from the Florida intangibles tax. Investors may want to consult with their tax adviser.

EMERALD PRIME, TREASURY AND TAX-EXEMPT FUNDS           (as of November 30, 1995)
--------------------------------------------------------------------------------

WHAT FACTORS AFFECTED THE PERFORMANCE OF THE MONEY MARKET FUNDS?

Two major factors affected performance during the past year: changes in the direction of interest rates and supply and demand imbalances. In 1994, the Federal Reserve Board boosted short-term rates six times to slow down a surging economy, with the last increase in February 1995. Soon afterward, the economy stabilized and then began to slow. In the spring of this year, economists began to speculate that the Fed would need to lower short-term interest rates in order to keep the economy moving at a moderate pace. This expectation drove down longer-term rates, which are determined by market forces.

Although the Fed pushed short-term rates slightly lower in July 1995 and again in December, recent decreases have not been large enough to offset the previous increases. As a result, yields on short-term investments are still higher than they were at the end of November 1994. Indeed, as of November 30, 1995, the Prime and Treasury Funds were yielding approximately .70 of a percentage point above their levels a year ago, and the Tax-Exempt Fund was yielding approximately 1.3 percentage points more. The performance of the Funds remains comparable to industry averages as tracked by Lipper Analytical Services. The Prime Fund returned 5.27%, the Treasury Fund returned 5.10%, and the Tax-Exempt Fund returned 3.09%, for the 12 months ended November 30, 1995, compared to average returns of 5.35%, 5.24% and 3.32% for comparable funds in the respective Lipper categories.*

We feel that our consistent performance is due to our active management style and our ability to quickly adapt our strategies to changing economic and market conditions.

WHAT STRATEGIES WERE EMPLOYED TO MAXIMIZE PERFORMANCE RESULTS?

As interest rates began to decline in the spring of 1995, we began to lengthen the average maturities of the Funds by purchasing longer-term instruments. However, the shortage of new issuance in the short-term market -- and the resulting high prices of these securities -- has made it increasingly difficult to pursue this strategy. As a result, the average maturities of the Prime, Treasury and Tax-Exempt Funds will likely remain in their current ranges over the next few months.

WHAT FACTORS COULD AFFECT THE FUNDS IN THE MONTHS AHEAD?

Since inflation seems to be under control and the economy continues to slowly struggle forward, we feel that the most significant influence on the securities markets is the balanced budget package. Will it be passed? In what form, and when? Economists and investors throughout the world are watching this quite closely. A long delay or a complete breakdown in negotiations could cause interest rates to rise as investors lose confidence that a balanced budget might become a reality. If a budget package is passed and interest rates fall, we feel that there will be a more significant decline in yields in the short-term sector than in the intermediate- and longer-term sectors, since the latter have already fallen rapidly. If the budget package is delayed and interest rates rise, then we would expect the opposite to occur: Short-term yields would rise very little, while intermediate- and longer-term rates could rise sharply. Therefore, yields on money market funds would not be affected as much as the total returns on intermediate- and long-term bond funds.

              7-DAY YIELDS AS OF 11/30/95*
                                             INVESTOR
                                             SHARES**
Prime Trust Fund                              5.05%
Treasury Trust Fund                           4.91%
Tax-Exempt Fund                               2.98%

---------------
 * Returns are based on the total cumulative returns for the 12 months ended November 30, 1995, without a sales charge. The Prime Fund was ranked with 255 other money market funds, the Treasury Fund with 91 other U.S. Treasury money market funds, and the Tax-Exempt Fund with 121 other tax-exempt money market funds. Past performance is not predictive of future results.
** The service contractors are voluntarily waiving and reimbursing a portion of the expenses for the Prime, Treasury and Tax- Exempt Funds. If the service contractors had not waived or reimbursed expenses, total returns and yields would have been lower. Had these waivers and/or reimbursements not been in effect, the 7-day yields would have been 4.97%, 4.61% and 2.64% for the Prime, Treasury and Tax-Exempt Funds, respectively. This voluntary waiver and reimbursement of expenses may be modified or terminated at any time, which would reduce the performance.

EMERALD EQUITY FUND
--------------------------------------------------------------------------------

Portfolio of Investments
November 30, 1995
--------------------------------------------------------------------------------

                                                                                                 VALUE
                                                                                    SHARES      (NOTE 2)
                                                                                  ----------  ------------
COMMON STOCKS -- 93.4%
APPAREL & SHOES -- 1.5%
  Nike, Inc. ...................................................................      52,800  $  3,062,400
                                                                                              ------------

BUILDING & BUILDING PRODUCTS -- 1.4%
  Clayton Homes, Inc. ..........................................................     102,231     2,862,468
                                                                                              ------------

CHEMICALS -- 2.1%
  Dow Chemical Co. .............................................................      28,500     2,019,937
  Praxair, Inc. ................................................................      73,400     2,137,775
                                                                                              ------------
                                                                                                 4,157,712
                                                                                              ------------
COMPUTERS & COMPUTER SERVICES -- 12.8%
  Broderbund Software, Inc.* ...................................................      26,900     1,741,775
  Cadence Design Systems, Inc.* ................................................      93,450     3,364,200
  Cisco Systems, Inc.* .........................................................      40,000     3,365,000
  Compaq Computer Corp.* .......................................................      58,300     2,885,850
  CompUSA, Inc.* ...............................................................      48,800     1,811,700
  Computer Associates International, Inc. ......................................      49,350     3,232,425
  Dell Computer Corp.* .........................................................      33,800     1,495,650
  Intel Corp. ..................................................................      15,200       925,300
  LSI Logic Corp.* .............................................................      29,400     1,231,125
  Micron Technology, Inc. ......................................................      38,800     2,124,300
  Read-Rite Corp.* .............................................................      76,400     2,072,350
  System Software Associates, Inc. .............................................      26,100       939,600
                                                                                              ------------
                                                                                                25,189,275
                                                                                              ------------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 8.1%
  Applied Materials* ...........................................................      46,000     2,236,750
  Cypress Semiconductor Corp.* .................................................     126,400     1,975,000
  General Electric Co. .........................................................      76,600     5,151,350
  KLA Instruments Corp.* .......................................................      33,200     1,145,400
  Lam Research Corp.* ..........................................................      27,700     1,516,575
  Philips Electronics N.V., ADR ................................................      46,500     1,819,312
  Teradyne, Inc.* ..............................................................      45,600     1,191,300
  US Robotics Corp.* ...........................................................       9,900     1,086,525
                                                                                              ------------
                                                                                                16,122,212
                                                                                              ------------
ENTERTAINMENT & LEISURE -- 5.9%
  Callaway Golf Co. ............................................................      73,900     1,468,763
  Capital Cities/ABC, Inc. .....................................................      44,400     5,488,950
  Carnival Corp. ...............................................................      82,200     2,137,200
  Mattel, Inc. .................................................................      94,538     2,647,064
                                                                                              ------------
                                                                                                11,741,977
                                                                                              ------------

                                                                                                 VALUE
                                                                                    SHARES      (NOTE 2)
                                                                                  ----------  ------------
FINANCE & INSURANCE -- 11.4%
  AFLAC, Inc. ..................................................................      44,937  $  1,831,183
  BankAmerica Corp. ............................................................      39,300     2,500,462
  Bank of Boston Corp. .........................................................      58,100     2,694,387
  The Bank of New York .........................................................      52,950     2,495,268
  BayBanks, Inc. ...............................................................      19,200     1,593,600
  Equifax, Inc. ................................................................      72,100     3,019,187
  Green Tree Financial Corp. ...................................................      95,200     2,689,400
  MBNA Corp. ...................................................................      49,400     1,994,525
  Transport Holdings, Inc.* ....................................................         263        10,323
  Travelers Group Inc. .........................................................      63,300     3,766,350
                                                                                              ------------
                                                                                                22,594,685
                                                                                              ------------
FOOD, BEVERAGE & TOBACCO -- 8.9%
  Canandaigua Wine, Inc.* ......................................................      23,900       800,650
  IBP, Inc. ....................................................................      54,900     3,431,250
  McDonald's Corp. .............................................................      56,800     2,534,700
  Outback Steakhouse, Inc.* ....................................................      32,500     1,186,250
  PepsiCo, Inc. ................................................................      77,500     4,281,875
  Philip Morris Cos., Inc. .....................................................      60,700     5,326,425
                                                                                              ------------
                                                                                                17,561,150
                                                                                              ------------
FOREST PRODUCTS & PAPER -- 3.8%
  Federal Paper Board Co. ......................................................      53,700     2,792,400
  Harnischfeger Industries, Inc. ...............................................      39,400     1,334,675
  Kimberly-Clark Corp. .........................................................      43,200     3,321,000
                                                                                              ------------
                                                                                                 7,448,075
                                                                                              ------------
HEALTH CARE -- 13.0%
  Abbott Laboratories ..........................................................      70,342     2,857,644
  Amgen, Inc.* .................................................................      55,200     2,739,300
  Becton Dickinson and Company .................................................      37,100     2,587,725
  Boston Scientific Corp.* .....................................................      42,600     1,725,300
  Columbia/HCA Healthcare Corp. ................................................      28,700     1,481,638
  Cordis Corp.* ................................................................      17,400     1,844,400
  Foundation Health Corp.* .....................................................      75,700     3,463,275
  HealthCare COMPARE Corp.* ....................................................      65,400     2,558,775
  Johnson & Johnson ............................................................      48,400     4,192,650
  Lincare Holdings, Inc.* ......................................................      29,200       781,100
  Nellcor Puritan Bennett* .....................................................       6,700       385,250
  OrNda Healthcorp* ............................................................      59,400     1,165,725
                                                                                              ------------
                                                                                                25,782,782
                                                                                              ------------
IRON/STEEL & OTHER METALS -- 1.1%
  Phelps Dodge Corp. ...........................................................      32,100     2,178,788
                                                                                              ------------

OFFICE & BUSINESS EQUIPMENT -- 1.0%
  The Olsten Corp. .............................................................      51,300     2,052,000
                                                                                              ------------

OIL & GAS -- 4.7%
  Halliburton Co. ..............................................................      37,200     1,613,550
  Mobil Corp. ..................................................................      23,900     2,494,563

                                                                                                 VALUE
                                                                                    SHARES      (NOTE 2)
                                                                                  ----------  ------------
OIL & GAS -- (CONTINUED)
  Occidental Petroleum Corp. ...................................................     103,400  $  2,287,725
  Williams Companies ...........................................................      72,300     3,036,600
                                                                                              ------------
                                                                                                 9,432,438
                                                                                              ------------
PERSONAL CARE -- 1.5%
  Gillette Co. .................................................................      57,200     2,967,250
                                                                                              ------------

PHARMACEUTICALS -- 3.7%
  Merck & Co., Inc. ............................................................      60,900     3,768,188
  Schering-Plough Corp. ........................................................      61,400     3,522,825
                                                                                              ------------
                                                                                                 7,291,013
                                                                                              ------------
PHOTOGRAPHIC PRODUCTS -- 0.7%
  Eastman Kodak Co. ............................................................      21,400     1,455,200
                                                                                              ------------

RAILROAD FREIGHT -- 1.3%
  Burlington Northern Santa Fe Corp. ...........................................      31,800     2,563,875
                                                                                              ------------

RETAIL -- 4.0%
  Dollar General Corp. .........................................................      61,900     1,679,038
  General Nutrition Cos. Inc.* .................................................     101,400     2,243,475
  Home Depot, Inc. .............................................................      39,998     1,774,911
  Staples, Inc.* ...............................................................      90,600     2,310,300
                                                                                              ------------
                                                                                                 8,007,724
                                                                                              ------------
UTILITIES & TELECOMMUNICATIONS -- 6.5%
  ADC Telecommunications, Inc.* ................................................      32,100     1,460,550
  Ameritech Corp. ..............................................................      62,100     3,415,500
  Cincinnati Bell, Inc. ........................................................      53,000     1,583,375
  Sprint Corp. .................................................................      80,900     3,236,000
  Worldcom, Inc.* ..............................................................      98,200     3,191,500
                                                                                              ------------
                                                                                                12,886,925
                                                                                              ------------

TOTAL COMMON STOCKS (COST $140,306,487).........................................               185,357,949
                                                                                              ------------

UNIT INVESTMENT TRUSTS -- 3.2%
  S&P Depository Receipts ......................................................     103,100     6,279,429
                                                                                              ------------
TOTAL UNIT INVESTMENT TRUSTS (COST $5,789,891)..................................                 6,279,429
                                                                                              ------------

SHORT-TERM INVESTMENTS -- 3.7%
  Dreyfus Cash Management Fund .................................................   7,333,115     7,333,115
  Provident Institutional Cash Fund ............................................      17,071        17,071

                                                                                                 VALUE
                                                                                    SHARES      (NOTE 2)
                                                                                  ----------  ------------

SHORT-TERM INVESTMENTS -- (CONTINUED)
  Provident Institutional Temp Cash Fund .......................................       7,854  $      7,854
                                                                                              ------------

TOTAL SHORT-TERM INVESTMENTS (COST $7,358,040)..................................                 7,358,040
                                                                                              ------------

TOTAL INVESTMENTS (COST $153,454,418) (A) -- 100.3%.............................               198,995,418

LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.3%).................................                  (700,033)
                                                                                              ------------
NET ASSETS -- 100.0%                                                                          $198,295,385
                                                                                              ------------
                                                                                              ------------

---------------
 * Non-income producing security.
ADR -- American Depository Receipt.
(a)The cost for financial reporting purposes is substantially the same for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation.......  $ 46,739,671
Unrealized depreciation.......    (1,198,671)
                                ------------
Net unrealized appreciation...  $ 45,541,000
                                ------------
                                ------------

See Notes to Financial Statements.

EMERALD EQUITY FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
November 30, 1995
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (cost $153,454,418) ........  $ 198,995,418
  Cash ..........................................................        115,640
  Receivable from brokers for investment securities sold ........      2,895,650
  Interest receivable ...........................................         19,564
  Dividends receivable ..........................................        139,415
  Receivable for capital shares issued ..........................         56,167
  Deferred organization costs ...................................          9,684
  Prepaid expenses and other ....................................         33,144
                                                                   -------------
Total assets ....................................................    202,264,682
                                                                   -------------
LIABILITIES:
  Dividends payable .............................................         25,871
  Payable to brokers for investment securities purchased ........      2,703,394
  Payable for capital shares redeemed ...........................      1,004,495
  Payable for organization costs ................................          1,098
  Accrued expenses and other payables:
    Investment Advisory fees ....................................         88,370
    Administration fees .........................................         13,493
    Distribution expenses (A Shares) ............................          4,780
    Distribution expenses (B Shares) ............................          1,818
    Custodian and transfer agent fees ...........................         34,658
    Other .......................................................         91,320
                                                                   -------------
Total liabilities ...............................................      3,969,297
                                                                   -------------
NET ASSETS ......................................................  $ 198,295,385
                                                                   -------------
                                                                   -------------
Net Asset Value and Redemption Price per Share:
  Class A Shares:
    ($22,209,143/1,519,455 shares of beneficial interest issued and outstanding $0.001 par value, unlimited number of shares
     authorized) ................................................  $       14.62
    Sales Charge -- 4.50% of offering price .....................           0.69
                                                                   -------------
    Maximum Offering Price ......................................  $       15.31
                                                                   -------------
                                                                   -------------
Net Asset Value and Offering Price per Share:
  Class B Shares:
    ($2,262,590/157,171 shares of beneficial interest issued and outstanding $0.001 par value, unlimited number of shares
     authorized) ................................................  $       14.40
                                                                   -------------
                                                                   -------------
Net Asset Value, Offering Price and Redemption Price per Share:
  Institutional Shares:
    ($173,823,652/11,877,849 shares of beneficial interest issued and outstanding $0.001 par value, unlimited number of shares
     authorized) ................................................  $       14.63
                                                                   -------------
                                                                   -------------
COMPOSITION OF NET ASSETS:
  Shares of beneficial interest, at par .........................  $      13,550
  Additional paid-in capital ....................................    135,709,435
  Accumulated net realized gains on investment transactions .....     17,031,400
  Net unrealized appreciation of investments ....................     45,541,000
                                                                   -------------
Net Assets, November 30, 1995 ...................................  $ 198,295,385
                                                                   -------------
                                                                   -------------

------------
See Notes to Financial Statements.

EMERALD EQUITY FUND
--------------------------------------------------------------------------------

Statement of Operations
For the year ended November 30, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends ............................................................                $  2,680,462
Interest -- (includes $240,355 in dividends from investments in money
  market funds) ......................................................                     242,839
                                                                                      ------------
                                                                                         2,923,301
EXPENSES:
  Investment Advisory fees ...........................................  $ 1,155,425
  Administration fees ................................................       96,285
  Shareholder and Administration Services fees (Class A Shares) ......       29,926
  Shareholder and Administration Services fees (Class B Shares) ......        2,523
  Distribution expenses (Class A Shares) .............................       49,877
  Distribution expenses (Class B Shares) .............................       16,820
  Transfer agent fees and expenses ...................................      121,831
  Custodian fees and expenses ........................................       86,436
  Legal fees .........................................................       17,375
  Audit fees .........................................................       52,369
  Reports to shareholders (Class A Shares) ...........................       14,915
  Reports to shareholders (Class B Shares) ...........................       19,054
  Reports to shareholders (Institutional Shares) .....................       23,572
  Registration fees ..................................................       40,027
  Trustees' fees .....................................................       17,272
  Insurance expense ..................................................        7,304
  Amortization of organization costs .................................       14,387
  Other expenses .....................................................       11,773
                                                                        -----------
                                                                          1,777,171
Less: Expense reimbursements .........................................      (17,806)     1,759,365
                                                                        -----------   ------------
Net Investment Income ................................................                   1,163,936
                                                                                      ------------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
  Net realized gains on securities transactions ......................                  17,929,629
  Net change in unrealized appreciation (depreciation) of
    investments ......................................................                  39,601,156
                                                                                      ------------
Net Realized and Unrealized Gains on Investments .....................                  57,530,785
                                                                                      ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .................                $ 58,694,721
                                                                                      ------------
                                                                                      ------------

------------
See Notes to Financial Statements.

EMERALD EQUITY FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                            YEARS ENDED
                                                                                  -------------------------------
                                                                                   NOVEMBER 30,    NOVEMBER 30,
                                                                                       1995            1994
                                                                                  --------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
Operations
  Net investment income ........................................................  $    1,163,936  $     2,215,865
  Net realized gains (losses) on securities transactions .......................      17,929,629         (798,998)
  Net change in unrealized appreciation (depreciation) of investments ..........      39,601,156       (5,684,272)
                                                                                  --------------  ---------------
  Net increase (decrease) in net assets resulting from operations ..............      58,694,721       (4,267,405)
                                                                                  --------------  ---------------
Dividends to shareholders from net investment income
  Class A Shares ...............................................................         (29,869)        (335,149)
  Class B Shares ...............................................................        --                 (2,379)
  Institutional Shares .........................................................      (1,134,067)      (1,877,842)
                                                                                  --------------  ---------------
Total dividends to shareholders from net investment income .....................      (1,163,936)      (2,215,370)
                                                                                  --------------  ---------------
Distributions to shareholders from net realized gains
  Class A Shares ...............................................................        --             (5,185,045)
  Class B Shares ...............................................................        --                (18,674)
  Institutional Shares .........................................................        --             (2,811,662)
                                                                                  --------------  ---------------
Total distributions to shareholders from net realized gains ....................        --             (8,015,381)
                                                                                  --------------  ---------------
Fund Share Transactions
  Net proceeds from shares subscribed ..........................................      31,008,809      257,954,299
  Net asset value of shares issued to shareholders in reinvestment of dividends
    and distributions ..........................................................       1,205,477        4,031,916
  Cost of shares redeemed ......................................................     (76,668,089)    (200,911,989)
                                                                                  --------------  ---------------
  Net increase (decrease) in net assets from Fund share transactions ...........     (44,453,803)      61,074,226
                                                                                  --------------  ---------------
Total Increase .................................................................      13,076,982       46,576,070
NET ASSETS:
  Beginning of period ..........................................................     185,218,403      138,642,333
                                                                                  --------------  ---------------
  End of period ................................................................  $  198,295,385  $   185,218,403
                                                                                  --------------  ---------------
                                                                                  --------------  ---------------

------------
See Notes to Financial Statements.

EMERALD SMALL CAPITALIZATION FUND
--------------------------------------------------------------------------------

Portfolio of Investments
November 30, 1995
--------------------------------------------------------------------------------

                                                                                                          VALUE
                                                                                             SHARES      (NOTE 2)
                                                                                            ---------  ------------
COMMON STOCKS -- 87.8%
APPAREL -- 3.5%
  Authentic Fitness Corp. ................................................................     30,500  $    644,312
  Wolverine World Wide, Inc. .............................................................     82,700     2,605,050
                                                                                                       ------------
                                                                                                          3,249,362
                                                                                                       ------------
BANKING & FINANCE -- 8.4%
  California Federal Bank* ...............................................................     92,400     1,409,100
  Coast Savings Financial, Inc.* .........................................................     50,600     1,511,675
  North Fork Bancorporation ..............................................................     18,900       439,425
  Olympic Financial Limited* .............................................................     32,500       666,250
  Peoples Heritage Financial Group, Inc. .................................................     83,100     1,745,100
  Silicon Valley Bancshares* .............................................................     30,800       685,300
  T R Financial Corp. ....................................................................     57,100     1,427,500
                                                                                                       ------------
                                                                                                          7,884,350
                                                                                                       ------------
BUILDING & BUILDING PRODUCTS -- 9.8%
  American Buildings Co.* ................................................................     33,000       746,625
  D.R. Horton, Inc.* .....................................................................    185,080     1,850,800
  Granite Construction, Inc. .............................................................     52,400     1,454,100
  Rexel, Inc.* ...........................................................................    125,000     1,687,500
  Texas Industries, Inc. .................................................................     21,900     1,122,375
  Toll Brothers, Inc.* ...................................................................    128,300     2,325,438
                                                                                                       ------------
                                                                                                          9,186,838
                                                                                                       ------------
CHEMICALS -- 1.9%
  Duriron Co., Inc. ......................................................................     60,800     1,748,000
                                                                                                       ------------

COMMUNICATIONS EQUIPMENT & SYSTEMS -- 2.8%
  Lo-Jack Corp.* .........................................................................    154,400     1,428,200
  Microdyne Corp.* .......................................................................     31,700       657,775
  United Video Satellite Group, Inc.* ....................................................     17,300       501,700
                                                                                                       ------------
                                                                                                          2,587,675
                                                                                                       ------------
COMPUTERS & COMPUTER SERVICES -- 21.9%
  American Software, Inc.* ...............................................................    126,600       791,250
  Auspex Systems, Inc.* ..................................................................    162,300     2,414,212
  Ciber, Inc.* ...........................................................................     67,100     2,046,550
  Computer Products, Inc.* ...............................................................    256,200     3,186,487
  Dialog Corp.* ..........................................................................      2,400        75,900
  Electronics For Imaging, Inc.* .........................................................     15,500     1,333,000
  Henry, Jack & Associates ...............................................................    121,100     2,921,538
  NetManage, Inc.* .......................................................................     57,600     1,303,200
  Optical Data Systems* ..................................................................     23,800       493,850
  Structural Dynamics Research Corp.* ....................................................    108,600     2,212,725
  TCSI Corp.* ............................................................................     88,700     1,574,425
  Trident Microsystems, Inc.* ............................................................     62,900     2,209,363
                                                                                                       ------------
                                                                                                         20,562,500
                                                                                                       ------------
ELECTRONICS & ELECTRONIC EQUIPMENT -- 9.3%
  Checkpoint Systems, Inc.* ..............................................................     51,500     1,590,062
  Eltron International, Inc.* ............................................................     50,000     1,850,000

                                                                                                          VALUE
                                                                                             SHARES      (NOTE 2)
                                                                                            ---------  ------------
ELECTRONICS & ELECTRONIC EQUIPMENT -- (CONTINUED)
  Intermagnetics General Corp.* ..........................................................     25,100  $    564,750
  Intervoice, Inc.* ......................................................................     94,800     2,073,750
  Jabil Circuit, Inc.* ...................................................................     70,000     1,452,500
  LTX Corp.* .............................................................................     69,500       860,063
  Nu Horizons Electronics, Inc.* .........................................................     19,200       306,178
                                                                                                       ------------
                                                                                                          8,697,303
                                                                                                       ------------
EMERGENCY SERVICES -- 0.8%
  Rural/Metro Corp.* .....................................................................     34,900       855,050
                                                                                                       ------------

ENTERTAINMENT -- 0.9%
  Anchor Gaming* .........................................................................     35,200       721,600
                                                                                                       ------------

ENVIRONMENTAL MANAGEMENT -- 0.3%
  Zurn Industries, Inc. ..................................................................     12,700       311,150
                                                                                                       ------------

FOOD, BEVERAGE & TOBACCO -- 3.4%
  Performance Food Group*  ...............................................................     22,600       536,750
  Richfood Holdings, Inc. ................................................................     40,900     1,150,313
  Robert Mondavi Corp.* ..................................................................     46,600     1,485,375
                                                                                                       ------------
                                                                                                          3,172,438
                                                                                                       ------------
HEALTH CARE -- 6.8%
  ConMed Corp.* ..........................................................................     56,000     1,764,000
  Express Scripts, Inc.* .................................................................     14,300       589,875
  Fresenius USA, Inc.* ...................................................................     86,300     1,488,675
  Medisense, Inc.* .......................................................................     34,300       883,225
  Renal Treatment Centers, Inc.* .........................................................     17,200       694,450
  Techne Corp.* ..........................................................................     41,500       980,438
                                                                                                       ------------
                                                                                                          6,400,663
                                                                                                       ------------
HEALTH CARE & SUPPLIES -- 4.2%
  Advanced Technology Labs, Inc.* ........................................................    133,200     2,863,800
  EMPI, Inc.* ............................................................................     55,100     1,019,350
  Sterling Healthcare Group, Inc.* .......................................................      1,000        12,500
                                                                                                       ------------
                                                                                                          3,895,650
                                                                                                       ------------
MANUFACTURING -- 2.4%
  Altron, Inc.* ..........................................................................     62,600     1,846,700
  Credence Systems Corp.* ................................................................      2,000        59,500
  Global Industrial Tech, Inc.* ..........................................................     17,400       308,850
                                                                                                       ------------
                                                                                                          2,215,050
                                                                                                       ------------
METALS -- 0.3%
  Wolverine Tube, Inc.* ..................................................................     10,200       345,525
                                                                                                       ------------

OFFICE & BUSINESS EQUIPMENT SERVICES -- 5.3%
  American Business Information, Inc.* ...................................................    114,300     2,085,975
  Day Runner, Inc.* ......................................................................     41,600     1,175,200
  Herman Miller, Inc. ....................................................................     17,100       542,925
  Nu-Kote Holding* .......................................................................     61,200     1,208,700
                                                                                                       ------------
                                                                                                          5,012,800
                                                                                                       ------------

                                                                                                          VALUE
                                                                                             SHARES      (NOTE 2)
                                                                                            ---------  ------------
OIL & GAS (DOMESTIC) -- 0.6%
  Reading & Bates Corp.* .................................................................     39,800  $    522,375
                                                                                                       ------------

PHARMACEUTICALS -- 0.0%
  Rexall Sundown, Inc.* ..................................................................        800        15,600
                                                                                                       ------------

TELECOMMUNICATIONS -- 5.2%
  Aspect Telecommunications Corp.* .......................................................     86,000     2,924,000
  EIS International, Inc.* ...............................................................     39,200       612,500
  U.S. Long Distance Corp.* ..............................................................    105,200     1,380,750
                                                                                                       ------------
                                                                                                          4,917,250
                                                                                                       ------------

TOTAL COMMON STOCKS (COST $70,448,413)....................................................               82,301,179
                                                                                                       ------------

SHORT-TERM INVESTMENTS -- 8.9%
OPEN-END INVESTMENT COMPANIES -- 5.7%
  Dreyfus Cash Management Fund ...........................................................  4,570,759     4,570,759
  Provident Institutional Temporary Cash Fund ............................................    795,601       795,601
                                                                                                       ------------

TOTAL OPEN-END INVESTMENT COMPANIES (COST $5,366,360).....................................                5,366,360
                                                                                                       ------------

                                                     MOODY'S/S&P
                                                       RATINGS                 MATURITY   PRINCIPAL
                                                     (UNAUDITED)      RATE       DATE       AMOUNT
                                                    --------------  ---------  ---------  ----------
COMMERCIAL PAPER -- 3.2%
  Rexam PLC.......................................      P1/A1            5.75%   12/5/95  $3,000,000      2,998,083
                                                                                                      -------------

TOTAL COMMERCIAL PAPER (COST $2,998,083)..........                                                        2,998,083
                                                                                                      -------------

TOTAL SHORT-TERM INVESTMENTS (COST $8,364,443).........................................                   8,364,443
                                                                                                       ------------

TOTAL INVESTMENTS (COST $78,812,856) (A) -- 96.7%......................................                  90,665,622

OTHER ASSETS IN EXCESS OF LIABILITIES -- 3.3%..........................................                   3,110,108
                                                                                                       ------------

NET ASSETS -- 100.0%...................................................................                $ 93,775,730
                                                                                                       ------------
                                                                                                       ------------

---------------
 * Non-income producing security.
(a) The cost for financial reporting purposes is substantially the same for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation.......  $ 14,187,013
Unrealized depreciation.......    (2,334,247)
                                ------------
Net unrealized appreciation...  $ 11,852,766
                                ------------
                                ------------

See Notes to Financial Statements

EMERALD SMALL CAPITALIZATION FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
November 30, 1995
--------------------------------------------------------------------------------

ASSETS:
  Investments in securities, at value (cost $78,812,856)........................  $90,665,622
  Cash..........................................................................      774,952
  Interest receivable...........................................................       12,960
  Dividends receivable..........................................................       17,661
  Receivable for capital shares issued..........................................       48,277
  Receivable to brokers for investment securities sold..........................    4,136,130
  Deferred organization costs...................................................       38,373
  Prepaid expenses..............................................................        9,964
                                                                                  -----------
Total assets....................................................................   95,703,939
                                                                                  -----------
LIABILITIES:
  Net payable to Investment Adviser.............................................        1,225
  Payable for capital shares redeemed...........................................       11,490
  Payable to brokers for investment securities purchased........................    1,735,786
  Accrued expenses and other payables:
    Investment Advisory fees....................................................       81,409
    Administration fees.........................................................        3,208
    Shareholder and Administration Services fees (Class A and Class B Shares)...        1,202
    Distribution expenses (A Shares)............................................          536
    Distribution expenses (B Shares)............................................          886
    Custodian and transfer agent fees...........................................       25,576
    Other.......................................................................       66,891
                                                                                  -----------
Total liabilities...............................................................    1,928,209
                                                                                  -----------
NET ASSETS......................................................................  $93,775,730
                                                                                  -----------
                                                                                  -----------
Net Asset Value and Redemption Price per Share:
  Class A Shares:
    ($2,656,990/208,049 shares of beneficial interest issued and outstanding
     $0.001 par value, unlimited number of shares authorized)...................  $     12.77
    Sales charge -- 4.50% of offering price.....................................         0.60
                                                                                  -----------
    Maximum Offering Price......................................................  $     13.37
                                                                                  -----------
                                                                                  -----------
Net Asset Value and Offering Price per Share:
  Class B Shares:
    ($2,557,918/203,830 shares of beneficial interest issued and outstanding
     $0.001 par value, unlimited number of shares authorized)...................  $     12.55
                                                                                  -----------
                                                                                  -----------
Net Asset Value, Offering Price and Redemption Price per Share:
  Institutional Shares:
    ($88,560,822/6,927,590 shares of beneficial interest issued and outstanding
     $0.001 par value, unlimited number of shares authorized)...................  $     12.78
                                                                                  -----------
                                                                                  -----------
COMPOSITION OF NET ASSETS:
  Shares of beneficial interest, at par.........................................  $     7,339
  Additional paid-in capital....................................................   74,800,580
  Accumulated net realized gains on investment transactions.....................    7,115,045
  Net unrealized appreciation of investments....................................   11,852,766
                                                                                  -----------
Net Assets, November 30, 1995...................................................  $93,775,730
                                                                                  -----------
                                                                                  -----------

-------------
See Notes to Financial Statements.

EMERALD SMALL CAPITALIZATION FUND
--------------------------------------------------------------------------------

Statement of Operations
For the year ended November 30, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividend income...............................................................               $    224,270
  Interest income -- (includes $231,973 in dividends from investments in money
    market funds)...............................................................                    324,735
                                                                                               ------------
                                                                                                    549,005
EXPENSES:
  Investment Advisory fees......................................................  $   742,502
  Administration fees...........................................................       37,116
  Shareholder and Administration Services fees (Class A Shares).................        2,916
  Shareholder and Administration Services fees (Class B Shares).................        3,078
  Distribution expenses (Class A Shares)........................................        4,747
  Distribution expenses (Class B Shares)........................................       20,053
  Transfer agent fees and expenses..............................................       83,121
  Custodian fees and expenses...................................................       82,608
  Legal fees....................................................................       10,311
  Audit fees....................................................................       29,609
  Reports to shareholders (Class A Shares)......................................        3,210
  Reports to shareholders (Class B Shares)......................................       11,080
  Reports to shareholders (Institutional Shares)................................       29,977
  Registration fees.............................................................       24,960
  Trustees' fees................................................................       12,338
  Insurance expense.............................................................        1,829
  Amortization of organization costs............................................       11,727
  Other expenses................................................................        4,673
                                                                                  -----------
                                                                                    1,115,855
Less: Expense reimbursements....................................................      (63,816)    1,052,039
                                                                                  -----------  ------------
Net Investment Loss:............................................................                   (503,034)
                                                                                               ------------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
  Net realized gains on securities transactions.................................                 11,174,347
  Net change in unrealized appreciation (depreciation) of investments...........                  9,904,841
                                                                                               ------------
  Net Realized and Unrealized Gains on Investments..............................                 21,079,188
                                                                                               ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................               $ 20,576,154
                                                                                               ------------
                                                                                               ------------

-------------
See Notes to Financial Statements.

EMERALD SMALL CAPITALIZATION FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                   YEAR ENDED     JANUARY 4, 1994
                                                                                  NOVEMBER 30,    TO NOVEMBER 30,
                                                                                      1995            1994(A)
                                                                                  -------------   ----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations
  Net investment loss...........................................................  $   (503,034)   $      (248,372)
  Net realized gains (losses) on securities transactions........................    11,174,347         (3,556,268)
  Net change in unrealized appreciation (depreciation) of investments...........     9,904,841          1,947,925
                                                                                  -------------   ----------------
  Net increase (decrease) in net assets resulting from operations...............    20,576,154         (1,856,715)
                                                                                  -------------   ----------------
Fund Share Transactions
  Net proceeds from shares subscribed...........................................    24,392,804         63,485,684
  Cost of shares redeemed.......................................................    (8,022,428)        (4,799,769)
                                                                                  -------------   ----------------
  Net increase in net assets from Fund share transactions.......................    16,370,376         58,685,915
                                                                                  -------------   ----------------
Total Increase..................................................................    36,946,530         56,829,200
NET ASSETS:
  Beginning of period...........................................................    56,829,200          --
                                                                                  -------------   ----------------
  End of period.................................................................  $ 93,775,730    $    56,829,200
                                                                                  -------------   ----------------
                                                                                  -------------   ----------------

---------------
(a) Commencement of operations.

See Notes to Financial Statements.

EMERALD BALANCED FUND
--------------------------------------------------------------------------------

Portfolio of Investments
November 30, 1995
--------------------------------------------------------------------------------

                                                               MOODY'S/S&P                           PRINCIPAL
                                                                 RATINGS                 MATURITY     AMOUNT        VALUE
                                                               (UNAUDITED)      RATE       DATE        (000)       (NOTE 2)
                                                             ---------------  ---------  ---------  -----------  ------------
LONG-TERM INVESTMENTS -- 95.2%
ASSET-BACKED SECURITIES -- 1.3%
  Bank One Auto 1995, A-4 .................................        Aaa/AAA         6.90%   4/15/98   $   1,000   $  1,017,559
                                                                                                                 ------------

TOTAL ASSET-BACKED SECURITIES (COST $999,219)..............                                                         1,017,559
                                                                                                                 ------------
CORPORATE OBLIGATIONS -- 23.1%
BANKING & FINANCE COMPANIES -- 11.2%
  American Express Credit Corp. ...........................        Aa3/A+          8.50    6/15/99         350        378,362
  Associates Corp., N.A., Medium Term Note ................        Aa-/AA3         5.62    3/14/97         750        749,552
  Caterpillar Financial Services Corp., Floating Rate
    Medium Term Note ......................................         A2/A           5.67     4/1/99       1,000        983,327
  CNA Financial Corp. Senior Note .........................         A3/A-          8.88     3/1/98         500        528,392
  Dean Witter Discover, Floating Rate Note ................         A2/A           6.09   12/15/95       1,250      1,250,086
  General Electric Capital Corp. ..........................        Aaa/AAA         8.30    9/20/09         250        297,643
  General Motors Acceptance Corp., Medium Term Notes ......       Baa1/BBB+        7.85   11/17/97       1,000      1,037,508
  General Motors Acceptance Corp., Medium Term Notes ......         A3/A-          8.88     6/1/10         250        300,961
  Interamerican Development Bank ..........................        Aaa/AAA         8.40     9/1/09         500        600,792
  Key Corp., Medium Term Note .............................         A1/A-          7.00    5/11/05         500        518,789
  Merrill Lynch ...........................................         A1/A+          6.70     8/1/00       1,000      1,008,179
  NYNEX Capital Funding, Variable Rate Medium Term
    Note(a) ...............................................         A3/A-          7.63   10/15/09         875        990,189
                                                                                                                 ------------
                                                                                                                    8,643,780
                                                                                                                 ------------
ELECTRONIC EQUIPMENT -- 1.3%
  Motorola, Inc. ..........................................        Aa3/AA          6.50     9/1/25       1,000      1,031,890
                                                                                                                 ------------

FOOD & BEVERAGE -- 0.7%
  Coca-Cola Enterprises, Inc. .............................        Aa-/A3          8.00     1/4/05         500        568,442
                                                                                                                 ------------

OIL & GAS -- 0.2%
  Texaco Capital Income, Debenture ........................          A/A+          8.65    1/30/98         150        158,921
                                                                                                                 ------------

TELECOMMUNICATIONS -- 6.2%
  A T & T Corp., Senior Notes, Callable 1/15/02 @ 103.21 ..        Aa3/AA          8.13    1/15/22         400        427,000
  Chesapeake & Potomac Telephone of Maryland, Put date
    10/15/96 @100..........................................        Aa3/AA          8.00   10/15/29         500        580,494
  New England Telegraph & Telephone .......................        Aa2/AA-         7.88   11/15/29       2,000      2,289,282
  Pacific Telephone & Telegraph ...........................        Aa3/AA-         7.25     2/1/08          50         50,063
  Southern Bell ...........................................        Aaa/AAA         8.63     9/1/26         900        936,577
  Southwestern Bell .......................................         A1/AA          7.35     5/1/12         500        507,130
                                                                                                                 ------------
                                                                                                                    4,790,546
                                                                                                                 ------------
UTILITIES -- 2.4%
  Northern States Powers ..................................         A1/AA-         5.50     2/1/99         750        742,256
  Wisconsin Electric Power, Callable 9/1/14 @ 100 .........        Aa2/AA+         9.13     9/1/24       1,000      1,068,114
                                                                                                                 ------------
                                                                                                                    1,810,370
                                                                                                                 ------------

                                                               MOODY'S/S&P                           PRINCIPAL
                                                                 RATINGS                 MATURITY     AMOUNT        VALUE
                                                               (UNAUDITED)      RATE       DATE        (000)       (NOTE 2)
                                                             ---------------  ---------  ---------  -----------  ------------
WASTE DISPOSAL -- 1.1%
  WMX Technologies, Inc. ..................................         A1/A+          6.22%   4/30/04   $     750   $    816,095
                                                                                                                 ------------

TOTAL CORPORATE OBLIGATIONS (COST $17,107,513).............                                                        17,820,044
                                                                                                                 ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 12.2%
FEDERAL HOME LOAN MORTGAGE CORP. -- 3.2%
  Federal Home Loan Mortgage Corp., Pool M80052 ...........                        8.50%    7/1/98         123        126,717
  Federal Home Loan Mortgage Corp., Pool M80099 ...........                        8.00     6/1/99         198        203,464
  Federal Home Loan Mortgage Corp., 5 Year Balloon ........                        8.50     2/1/00         407        418,898
  Federal Home Loan Mortgage Corp., 5 Year Balloon, Pool
    L90152 ................................................                        8.00     2/1/00         416        428,450
  Federal Home Loan Mortgage Corp. ........................                        6.20     9/8/08         660        641,483
  Federal Home Loan Mortgage Corp., Pool 288434 ...........                        8.00     7/1/10         444        458,704
  Federal Home Loan Mortgage Corp., CMO 138-D** ...........                        8.50    2/15/21         200        206,782
                                                                                                                 ------------
                                                                                                                    2,484,498
                                                                                                                 ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 8.9%
  Federal National Mortgage Association, 7 Year Balloon,
    Pool 50609 ............................................                        8.00     6/1/99         231        237,485
  Federal National Mortgage Association, Medium Term Note,
    Callable 1/21/97 @ 100 ................................                        6.14    1/21/04       1,000        972,501
  Federal National Mortgage Association ...................                        6.48    2/18/04       2,000      2,007,302
  Federal National Mortgage Association, Pool 124975 ......                        7.50     8/1/08         916        938,930
  Federal National Mortgage Association, Pool 247516 ......                        8.50     8/1/11       1,637      1,722,328
  Federal National Mortgage Association, CMO 1991-1G** ....                        7.00    1/25/21       1,000      1,013,109
                                                                                                                 ------------
                                                                                                                    6,891,655
                                                                                                                 ------------
GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION -- 0.0%
  Government National Mortgage Association, Pool 220063 ...                       10.00    2/15/18          26         28,407
                                                                                                                 ------------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (COST $9,061,928)........................................                                                         9,404,560
                                                                                                                 ------------
U.S. GOVERNMENT OBLIGATIONS -- 7.6%
U.S. TREASURY BONDS -- 1.7%
  U.S. Treasury Bond ......................................                       12.00    8/15/13         500        759,375
  U.S. Treasury Bond ......................................                        7.50   11/15/16         500        574,530
                                                                                                                 ------------
                                                                                                                    1,333,905
                                                                                                                 ------------
U.S. TREASURY NOTES -- 2.3%
  U.S. Treasury Note ......................................                        4.00    1/31/96         750        748,359
  U.S. Treasury Note ......................................                        5.88    3/31/99       1,000      1,011,875
                                                                                                                 ------------
                                                                                                                    1,760,234
                                                                                                                 ------------
U.S. TREASURY STRIPS -- 3.6%
  U.S. Treasury Strip .....................................                        6.77%+   2/15/07      5,000      2,569,380
  U.S. Treasury Strip .....................................                        7.59%+   8/15/08        500        232,437
                                                                                                                 ------------
                                                                                                                    2,801,817
                                                                                                                 ------------

TOTAL U.S. GOVERNMENT OBLIGATIONS
  (COST $5,482,916)........................................                                                         5,895,956
                                                                                                                 ------------

                                                                                                                    VALUE
                                                                                                       SHARES      (NOTE 2)
                                                                                                      ---------  ------------
COMMON STOCKS -- 48.1%
APPAREL & SHOES -- 1.0%
  Authentic Fitness Corp. ..........................................................................      2,600  $     54,925
  Nike, Inc. .......................................................................................      7,800       452,400
  Wolverine World Wide, Inc. .......................................................................      7,550       237,825
                                                                                                                 ------------
                                                                                                                      745,150
                                                                                                                 ------------
BUILDING & BUILDING PRODUCTS -- 1.3%
  American Buildings Co.* ..........................................................................      3,000        67,875
  Clayton Homes, Inc. ..............................................................................     14,856       415,968
  D.R. Horton, Inc.* ...............................................................................     16,920       169,200
  Granite Construction, Inc. .......................................................................      4,800       133,200
  Toll Brothers, Inc.* .............................................................................     11,700       212,063
                                                                                                                 ------------
                                                                                                                      998,306
                                                                                                                 ------------
BUSINESS SERVICES -- 0.1%
  Nu-Kote Holding* .................................................................................      5,600       110,600
                                                                                                                 ------------

CHEMICALS -- 1.1%
  Dow Chemical Co. .................................................................................      4,500       318,937
  Duriron Co. Inc. .................................................................................      5,600       161,000
  Praxair, Inc. ....................................................................................     12,000       349,500
                                                                                                                 ------------
                                                                                                                      829,437
                                                                                                                 ------------
COMMUNICATIONS EQUIPMENT & SYSTEMS -- 0.3%
  Lo-Jack Corp.* ...................................................................................     14,100       130,425
  Microdyne Corp.* .................................................................................      2,900        60,175
  United Video Satellite Group, Inc.* ..............................................................      1,500        43,500
                                                                                                                 ------------
                                                                                                                      234,100
                                                                                                                 ------------
COMPUTERS & COMPUTER SERVICES -- 7.5%
  Altron, Inc.* ....................................................................................      5,700       168,150
  American Software, Inc.* .........................................................................     11,500        71,875
  Auspex Systems, Inc.* ............................................................................     15,000       223,125
  Broderbund Software, Inc.* .......................................................................      4,300       278,425
  Cadence Design Systems, Inc.* ....................................................................     15,400       554,400
  Ciber, Inc.* .....................................................................................      6,100       186,050
  Cisco Systems, Inc.* .............................................................................      6,500       546,812
  Compaq Computer Corp.* ...........................................................................      9,900       490,050
  CompUSA, Inc.* ...................................................................................      8,000       297,000
  Computer Associates International, Inc. ..........................................................      8,000       524,000
  Computer Products, Inc.* .........................................................................     23,500       292,281
  Dell Computer Corp.* .............................................................................      5,600       247,800
  Dialog Corp.* ....................................................................................        200         6,325
  Electronics For Imaging, Inc.* ...................................................................      1,400       120,400
  Henry, Jack & Associates .........................................................................     11,100       267,787
  Intel Corp. ......................................................................................      3,000       182,625
  LSI Logic Corp.* .................................................................................      4,800       201,000
  NetManage, Inc.* .................................................................................      2,800        63,350
  Optical Data Systems, Inc.* ......................................................................      2,200        45,650
  Read-Rite Corp.* .................................................................................     12,500       339,063
  Structural Dynamics Research Corp.* ..............................................................      9,800       199,675
  System Software Associates, Inc. .................................................................      4,300       154,800
  TCSI Corp.* ......................................................................................      8,000       142,000
  Trident Microsystems, Inc.* ......................................................................      5,800       203,725
                                                                                                                 ------------
                                                                                                                    5,806,368
                                                                                                                 ------------

                                                                                                                    VALUE
                                                                                                       SHARES      (NOTE 2)
                                                                                                      ---------  ------------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 5.2%
  Applied Materials, Inc.* .........................................................................      8,000  $    389,000
  Checkpoint Systems, Inc.* ........................................................................      4,600       142,025
  Cypress Semiconductor Corp.* .....................................................................     22,000       343,750
  Eltron International, Inc.* ......................................................................      4,600       170,200
  General Electric Co. .............................................................................     13,300       894,425
  Intermagnetics General Corp.* ....................................................................      2,300        51,750
  Intervoice, Inc.* ................................................................................      8,700       190,313
  Jabil Circuit, Inc.* .............................................................................      6,400       132,800
  KLA Instruments Corp.* ...........................................................................      5,800       200,100
  Lam Research Corp.* ..............................................................................      4,500       246,375
  LTX Corp.* .......................................................................................      6,300        77,962
  Micron Technology, Inc. ..........................................................................      6,300       344,925
  Nu Horizons Electronics, Inc.* ...................................................................      1,800        28,704
  Philips Electronics N.V. ADR .....................................................................      7,100       277,788
  Rexel, Inc.* .....................................................................................     11,500       155,250
  Teradyne, Inc.* ..................................................................................      7,500       195,938
  U.S. Robotics Corp.* .............................................................................      1,600       175,600
                                                                                                                 ------------
                                                                                                                    4,016,905
                                                                                                                 ------------
EMERGENCY SERVICES -- 0.1%
  Rural/Metro Corp.* ...............................................................................      3,200        78,400
                                                                                                                 ------------

ENTERTAINMENT & LEISURE -- 2.6%
  Anchor Gaming* ...................................................................................      3,100        63,550
  Callaway Golf Co. ................................................................................     12,400       246,450
  Capital Cities/ABC, Inc. .........................................................................      7,300       902,462
  Carnival Cruise Lines, Inc. ......................................................................     13,700       356,200
  Mattel, Inc. .....................................................................................     14,862       416,136
                                                                                                                 ------------
                                                                                                                    1,984,798
                                                                                                                 ------------
FINANCE & INSURANCE -- 5.5%
  AFLAC, Inc. ......................................................................................      7,550       307,663
  BankAmerica Corp. ................................................................................      6,600       419,925
  Bank of Boston Corp. .............................................................................      8,200       380,275
  Bank of New York Co., Inc. .......................................................................      7,500       353,437
  BayBanks, Inc. ...................................................................................      3,000       249,000
  California Federal Bank* .........................................................................      8,400       128,100
  Coast Savings Financial, Inc.* ...................................................................      4,600       137,425
  Equifax, Inc. ....................................................................................     10,500       439,687
  Green Tree Financial Corp. .......................................................................     15,600       440,700
  MBNA Corp. .......................................................................................      8,300       335,113
  North Fork Bancorporation ........................................................................      1,700        39,525
  Olympic Financial Ltd.* ..........................................................................      2,900        59,450
  Peoples Heritage Financial Group, Inc. ...........................................................      7,600       159,600
  Silicon Valley Bancshares* .......................................................................      2,800        62,300
  T R Financial Corp. ..............................................................................      5,200       130,000
  Transport Holdings, Inc.* ........................................................................         45         1,766
  Travelers Group, Inc. ............................................................................     10,300       612,850
                                                                                                                 ------------
                                                                                                                    4,256,816
                                                                                                                 ------------
FOOD, BEVERAGE & TOBACCO -- 3.9%
  Canandaigua Wine, Inc.* ..........................................................................      4,000       134,000
  IBP, Inc. ........................................................................................      9,100       568,750
  McDonald's Corp. .................................................................................      8,200       365,925
  Outback Steakhouse, Inc.* ........................................................................      5,300       193,450

                                                                                                                    VALUE
                                                                                                       SHARES      (NOTE 2)
                                                                                                      ---------  ------------
FOOD, BEVERAGE & TOBACCO -- (CONTINUED)
  PepsiCo, Inc. ....................................................................................     12,900  $    712,725
  Performance Food Group Co.* ......................................................................      2,100        49,875
  Philip Morris Cos., Inc. .........................................................................      8,600       754,650
  Richfood Holdings, Inc. ..........................................................................      3,700       104,063
  Robert Mondavi Corp.* ............................................................................      4,500       143,438
                                                                                                                 ------------
                                                                                                                    3,026,876
                                                                                                                 ------------
FOREST PRODUCTS & PAPER -- 1.5%
  Federal Paper Board Co., Inc. ....................................................................      7,800       405,600
  Harnischfeger Industries, Inc. ...................................................................      6,400       216,800
  Kimberly-Clark Corp. .............................................................................      7,200       553,500
                                                                                                                 ------------
                                                                                                                    1,175,900
                                                                                                                 ------------
HEALTH CARE -- 5.6%
  Advanced Technology Labs, Inc.* ..................................................................      9,900       212,850
  Amgen, Inc.* .....................................................................................      8,000       397,000
  Becton Dickinson and Company .....................................................................      5,500       383,625
  Boston Scientific Corp.* .........................................................................      7,100       287,550
  Columbia/HCA Healthcare Corp. ....................................................................      4,100       211,662
  CONMED Corp.* ....................................................................................      5,100       160,650
  Cordis Corp.* ....................................................................................      2,800       296,800
  EMPI, Inc.* ......................................................................................      5,000        92,500
  Express Scripts, Inc.* ...........................................................................      1,300        53,625
  Foundation Health Corp.* .........................................................................     12,500       571,875
  Fresensius USA, Inc.* ............................................................................      7,900       136,275
  HealthCare COMPARE Corp.* ........................................................................     10,500       410,812
  Johnson & Johnson ................................................................................      5,800       502,425
  Lincare Holdings Corp.* ..........................................................................      4,900       131,075
  Medisense, Inc.* .................................................................................      3,100        79,825
  Nellcor Puritan Bennett, Inc.* ...................................................................      1,000        57,500
  OrNda Health* ....................................................................................      9,700       190,363
  Renal Treatment Centers, Inc.* ...................................................................      1,600        64,600
  Sterling Heathcare Group, Inc.* ..................................................................        100         1,250
  Techne Corp.* ....................................................................................      3,800        89,775
                                                                                                                 ------------
                                                                                                                    4,332,037
                                                                                                                 ------------
MANUFACTURING -- 0.3%
  Credence Systems Corp.* ..........................................................................        200         5,950
  Parker Hannifin Corp. ............................................................................      6,050       222,338
                                                                                                                 ------------
                                                                                                                      228,288
                                                                                                                 ------------
METALS -- 0.6%
  INDRESCO, Inc.* ..................................................................................      1,600        28,400
  Phelps Dodge Corp. ...............................................................................      4,700       319,013
  Texas Industries, Inc. ...........................................................................      2,000       102,500
  Wolverine Tube, Inc.* ............................................................................        800        27,100
                                                                                                                 ------------
                                                                                                                      477,013
                                                                                                                 ------------
OFFICE & BUSINESS EQUIPMENT & SERVICES -- 0.9%
  American Business Information* ...................................................................     12,600       229,950
  Day Runner, Inc.* ................................................................................      3,700       104,525
  Herman Miller, Inc. ..............................................................................      1,600        50,800
  The Olsten Corp. .................................................................................      7,400       296,000
                                                                                                                 ------------
                                                                                                                      681,275
                                                                                                                 ------------
OIL & GAS INDUSTRY -- 1.9%
  Halliburton Co. ..................................................................................      6,100       264,587

                                                                                                                    VALUE
                                                                                                       SHARES      (NOTE 2)
                                                                                                      ---------  ------------
OIL & GAS INDUSTRY -- (CONTINUED)
  Mobil Corp. ......................................................................................      3,700       386,188
  Occidental Petroleum Corp. .......................................................................     16,500  $    365,063
  Reading & Bates Corp.* ...........................................................................      3,700        48,563
  Williams Companies, Inc. .........................................................................     10,500       441,000
                                                                                                                 ------------
                                                                                                                    1,505,401
                                                                                                                 ------------
PERSONAL CARE -- 0.6%
  Gillette Co. .....................................................................................      8,700       451,312
                                                                                                                 ------------

PHARMACEUTICALS -- 2.2%
  Abbott Laboratories ..............................................................................     11,700       475,312
  Merck & Co.* .....................................................................................     10,100       624,938
  Rexall Sundown, Inc.* ............................................................................        100         1,950
  Schering-Plough Corp. ............................................................................      9,600       550,800
                                                                                                                 ------------
                                                                                                                    1,653,000
                                                                                                                 ------------
PHOTOGRAPHIC PRODUCTS -- 0.3%
  Eastman Kodak Co. ................................................................................      3,800       258,400
                                                                                                                 ------------

RAILROAD FREIGHT -- 0.7%
  Burlington Northern Santa Fe, Corp. ..............................................................      5,000       403,125
  Illinois Central Corp. ...........................................................................      3,000       121,500
                                                                                                                 ------------
                                                                                                                      524,625
                                                                                                                 ------------
RECREATION -- 0.0%
  Zurn Industries, Inc. ............................................................................      1,200        29,400
                                                                                                                 ------------

RETAIL -- 1.7%
  Dollar General Corp. .............................................................................     10,600       287,525
  General Nutrition Co., Inc. ......................................................................     17,200       380,550
  Home Depot, Inc. .................................................................................      6,366       282,491
  Staples, Inc.* ...................................................................................     13,350       340,425
                                                                                                                 ------------
                                                                                                                    1,290,991
                                                                                                                 ------------
UTILITIES & TELECOMMUNICATIONS -- 3.2%
  ADC Telecommunications, Inc.* ....................................................................      5,100       232,050
  Ameritech Corp. ..................................................................................     10,400       572,000
  Aspect Telecommunications Corp.* .................................................................      7,800       265,200
  Cincinnati Bell, Inc.* ...........................................................................      8,700       259,912
  EIS Intermational, Inc.* .........................................................................      3,600        56,250
  Sprint Corp. .....................................................................................     11,600       464,000
  U.S. Long Distance Corp.* ........................................................................      9,400       123,375
  Worldcom, Inc.* ..................................................................................     15,600       507,000
                                                                                                                 ------------
                                                                                                                    2,479,787
                                                                                                                 ------------

TOTAL COMMON STOCKS (COST $29,841,600)..............................................................               37,175,185
                                                                                                                 ------------
UNIT INVESTMENT TRUSTS -- 2.9%
  S&P Depository Receipts ..........................................................................     36,200     2,204,804
                                                                                                                 ------------

TOTAL UNIT INVESTMENT TRUSTS (COST $1,691,310)......................................................                2,204,804
                                                                                                                 ------------

TOTAL LONG-TERM INVESTMENTS (COST $64,184,486)......................................................               73,518,108
                                                                                                                 ------------

                                                                                                                    VALUE
                                                                                                       SHARES      (NOTE 2)
                                                                                                      ---------  ------------
SHORT-TERM INVESTMENTS -- 3.9%
OPEN-END MUTUAL FUNDS -- 3.9%
  Dreyfus Cash Management Fund .....................................................................  2,860,793  $  2,860,793
  Provident Institutional Temporary Cash Fund ......................................................    150,303       150,303
                                                                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS (COST $3,011,096)......................................................                3,011,096
                                                                                                                 ------------

TOTAL INVESTMENTS (COST $67,195,584) (B) -- 99.1%...................................................               76,529,204

OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.9%.......................................................                  685,632
                                                                                                                 ------------

NET ASSETS -- 100.0%................................................................................             $ 77,214,836
                                                                                                                 ------------
                                                                                                                 ------------

---------------
 * Non-income producing security.
** Collateralized Mortgage Obligation.
 + Effective yield at date of issuance.
(a) Steps up to 8.23% on 10/15/99.
(b)The cost for financial reporting purposes is substantially the same for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation.......  $77,470,610
Unrealized depreciation.......  (68,136,990)
                                -----------
Net unrealized appreciation...  $ 9,333,620
                                -----------
                                -----------

ADR -- American Depository Receipt.

See Notes to Financial Statements.

EMERALD BALANCED FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
November 30, 1995
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (cost $67,195,584)...................................  $  76,529,204
  Cash....................................................................................         83,087
  Receivable from brokers for investment securities sold..................................        876,430
  Interest receivable.....................................................................        398,316
  Dividends receivable....................................................................         25,665
  Receivable for capital shares issued....................................................         88,769
  Receivable from Investment Adviser......................................................         55,286
  Deferred organization costs.............................................................         42,260
  Prepaid expenses........................................................................         11,698
                                                                                            -------------
Total assets..............................................................................     78,110,715
                                                                                            -------------
LIABILITIES:
  Payable to brokers for investment securities purchased..................................        618,349
  Dividends payable.......................................................................         10,605
  Payable for capital shares redeemed.....................................................        147,225
  Accrued expenses and other payables:
    Administration fees...................................................................         19,769
    Shareholder and Administration Services fees (Class A and Class B Shares).............          2,367
    Distribution expenses (A Shares)......................................................            278
    Distribution expenses (B Shares)......................................................          2,168
    Custodian and transfer agent fees.....................................................         22,655
    Other.................................................................................         72,463
                                                                                            -------------
Total liabilities.........................................................................        895,879
                                                                                            -------------
NET ASSETS................................................................................  $  77,214,836
                                                                                            -------------
                                                                                            -------------
Net Asset Value and Redemption Price per Share:
  Class A Shares:
    ($1,081,567/90,005 shares of beneficial interest issued and outstanding $0.001 par
     value, unlimited number of shares authorized)........................................  $       12.02
  Sales Charge -- 4.50% of offering price.................................................           0.57
                                                                                            -------------
  Maximum Offering Price..................................................................  $       12.59
                                                                                            -------------
                                                                                            -------------
Net Asset Value and Offering Price per Share:
  Class B Shares:
    ($2,303,382/193,593 shares of beneficial interest issued and outstanding $0.001 par
     value, unlimited number of shares authorized)........................................  $       11.90
                                                                                            -------------
                                                                                            -------------
Net Asset Value, Offering Price and Redemption Price per Share:
  Institutional Shares:
    ($73,829,887/6,198,209 shares of beneficial interest issued and outstanding $0.001 par
     value, unlimited number of shares authorized)........................................  $       11.91
                                                                                            -------------
                                                                                            -------------
COMPOSITION OF NET ASSETS:
  Shares of beneficial interest, at par...................................................  $       6,482
  Additional paid-in capital..............................................................     66,556,375
  Accumulated net realized gains on investment transactions...............................      1,318,359
  Net unrealized appreciation of investments..............................................      9,333,620
                                                                                            -------------
Net Assets, November 30, 1995.............................................................  $  77,214,836
                                                                                            -------------
                                                                                            -------------

---------------
See Notes to Financial Statements.

EMERALD BALANCED FUND
--------------------------------------------------------------------------------

Statement of Operations
For the year ended November 30, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest -- (includes $107,659 in dividends from investments in money market
  funds)........................................................................               $  1,977,289
Dividends.......................................................................                    412,319
                                                                                               ------------
                                                                                                  2,389,608
EXPENSES:
  Investment Advisory fees......................................................  $  371,499
  Administration fees...........................................................      30,958
  Shareholder and Administration Services fees (Class A Shares).................       1,064
  Shareholder and Administration Services fees (Class B Shares).................       2,453
  Distribution expenses (Class A Shares)........................................       1,836
  Distribution expenses (Class B Shares)........................................      16,107
  Transfer agent fees and expenses..............................................      82,422
  Audit fees....................................................................      28,854
  Legal fees....................................................................      17,814
  Reports to shareholders (Class A Shares)......................................      14,704
  Reports to shareholders (Class B Shares)......................................      19,507
  Reports to shareholders (Institutional Shares)................................      14,134
  Registration fees.............................................................      25,789
  Custodian fees and expenses...................................................      84,590
  Trustees' fees................................................................      13,415
  Insurance expense.............................................................       1,699
  Amortization of organization costs............................................      12,621
  Other expenses................................................................       5,682
                                                                                  ----------
                                                                                     745,148
Less: Expense reimbursements....................................................    (526,354)       218,794
                                                                                  ----------   ------------
Net Investment Income...........................................................                  2,170,814
                                                                                               ------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
  Net realized gains on securities transactions.................................                  2,133,006
  Net change in unrealized appreciation (depreciation) of investments...........                 10,437,485
                                                                                               ------------
Net Realized and Unrealized Gains on Investments................................                 12,570,491
                                                                                               ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................               $ 14,741,305
                                                                                               ------------
                                                                                               ------------

------------
See Notes to Financial Statements.

EMERALD BALANCED FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                   YEAR ENDED       APRIL 11, 1994
                                                                                  NOVEMBER 30,      TO NOVEMBER 30,
                                                                                      1995              1994(A)
                                                                                  -------------     ---------------
INCREASE (DECREASE) IN NET ASSETS:
Operations
  Net investment income.........................................................  $   2,170,814     $    1,159,164
  Net realized gains (losses) on securities transactions........................      2,133,006           (708,910)
  Net change in unrealized appreciation (depreciation) of investments...........     10,437,485         (1,103,865)
                                                                                  -------------     ---------------
  Net increase (decrease) in net assets resulting from operations...............     14,741,305           (653,611)
                                                                                  -------------     ---------------
Dividends to shareholders from net investment income
  Class A Shares................................................................        (23,530)            (8,875)
  Class B Shares................................................................        (40,515)           (18,828)
  Institutional Shares..........................................................     (2,106,769)        (1,131,461)
                                                                                  -------------     ---------------
Total dividends to shareholders from net investment income......................     (2,170,814)        (1,159,164)
                                                                                  -------------     ---------------
Distributions to shareholders in excess of net investment income
  Class A Shares................................................................       --                     (810)
  Class B Shares................................................................       --                   (1,717)
  Institutional Shares..........................................................       --                 (103,210)
                                                                                  -------------     ---------------
Total distributions to shareholders in excess of net investment income..........       --                 (105,737)
                                                                                  -------------     ---------------
Fund Share Transactions
  Net proceeds from shares subscribed...........................................     21,231,603         57,681,365
  Net asset value of shares issued to shareholders in reinvestment of
    dividends...................................................................      2,659,558            735,831
  Cost of shares redeemed.......................................................    (12,151,179)        (3,594,321)
                                                                                  -------------     ---------------
  Net increase in net assets from Fund share transactions.......................     11,739,982         54,822,875
                                                                                  -------------     ---------------
Total Increase..................................................................     24,310,473         52,904,363
NET ASSETS:
  Beginning of period...........................................................     52,904,363           --
                                                                                  -------------     ---------------
  End of period.................................................................  $  77,214,836     $   52,904,363
                                                                                  -------------     ---------------
                                                                                  -------------     ---------------

---------------
(a) Commencement of operations.

See Notes to Financial Statements.

EMERALD SHORT-TERM FIXED INCOME FUND
--------------------------------------------------------------------------------

Portfolio of Investments
November 30, 1995
--------------------------------------------------------------------------------

                                                              MOODY'S/S&P                             PRINCIPAL
                                                                RATINGS                    MATURITY     AMOUNT       VALUE
                                                              (UNAUDITED)       RATE         DATE       (000)       (NOTE 2)
                                                              -----------   ------------  ----------  ----------  ------------
CORPORATE OBLIGATIONS -- 42.1%
BROKERAGE SERVICES -- 11.8%
  Lehman Brothers Holdings, Inc., Corporate Note ...........     A3/A              7.63 %    7/15/99  $      500  $    520,859
  Merrill Lynch & Co., Inc., Corporate Note ................     A1/A+            10.38       2/1/99         149       167,992
  Morgan Stanley Group, Inc., Corporate Note ...............     A1/A+             7.50       9/1/99         500       525,177
  Salomon Brothers, Inc., Senior Medium Term Note ..........     A2/A              9.25      6/19/96         500       507,616
                                                                                                                  ------------
                                                                                                                     1,721,644
                                                                                                                  ------------
FINANCE -- 17.8%
  Ford Motor Credit, Corporate Note ........................     A2/A              9.38     12/15/97         500       533,520
  General Motor Acceptance Corp., Corporate Medium Term
    Note ...................................................     A3/A-             7.13       6/1/99         250       258,937
  General Motor Acceptance Corp., Corporate Note ...........     A3/A-             7.50      5/23/00         500       527,067
  IBM Credit Corp., Corporate Medium Term Note .............     A1/A              4.55     12/15/95         500       499,868
  Potomac Capital Investment Corp., Medium Term Note B .....     A3/A-             7.25      7/15/97         750       762,030
                                                                                                                  ------------
                                                                                                                     2,581,422
                                                                                                                  ------------
FINANCIAL SERVICES -- 5.5%
  Avco Financial Services, Inc., Corporate Note ............     A2/A              7.38      8/15/01         750       797,042
                                                                                                                  ------------

LEASING -- 3.5%
  International Lease Finance Corp., Medium Term Note ......     A2/A+             7.00      8/15/98         500       514,585
                                                                                                                  ------------

WASTE MANAGEMENT -- 3.5%
  WMX Technologies, Inc., Corporate Note ...................     A1/A+             6.65      5/15/05         500       503,273
                                                                                                                  ------------

TOTAL CORPORATE OBLIGATIONS (COST $5,915,100)...............                                                         6,117,966
                                                                                                                  ------------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 31.3%
  Federal Home Loan Bank ...................................                       7.60      5/20/00       1,000     1,009,587
  Federal Home Loan Bank (a) ...............................                       6.10     11/29/00         500       500,000
  Federal Home Loan Mortgage Corp. .........................                       6.20     10/10/97         500       500,228
  Federal National Mortgage Assoc. .........................                       6.10     10/15/97         500       500,309
  Federal National Mortgage Assoc. .........................                       7.84      2/23/98       1,000     1,005,595
  Federal National Mortgage Assoc. .........................                       7.77      7/18/01       1,000     1,036,143
                                                                                                                  ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST
  $4,504,698)...............................................                                                         4,551,862
                                                                                                                  ------------

U.S. GOVERNMENT OBLIGATIONS -- 7.7%
  U.S. Treasury Note .......................................                       9.38 %    4/15/96       1,100     1,116,155
                                                                                                                  ------------

TOTAL U.S. GOVERNMENT OBLIGATIONS (COST $1,114,947).........                                                         1,116,155
                                                                                                                  ------------

                                                              MOODY'S/S&P
                                                                RATINGS                    MATURITY                  VALUE
                                                              (UNAUDITED)       RATE         DATE       SHARES      (NOTE 2)
                                                              -----------   ------------  ----------  ----------  ------------
SHORT-TERM INVESTMENTS -- 8.8%
OPEN-END INVESTMENT COMPANIES
  Dreyfus Cash Management Fund .............................                                             608,877  $    608,877
  Provident Cash Management Fund ...........................                                             668,834       668,834
                                                                                                                  ------------

TOTAL OPEN-END INVESTMENT COMPANIES (COST $1,277,711).......                                                         1,277,711
                                                                                                                  ------------
                                                                                                      PRINCIPAL
                                                                                                        AMOUNT
                                                                                                        (000)
                                                                                                      ----------
COMMERICAL PAPER -- 3.4%
ELECTRONIC EQUIPMENT -- 3.4%
  Hitachi America Corp. ....................................     P1/A1             5.77 %    1/30/96  $      500       495,137
                                                                                                                  ------------

TOTAL COMMERCIAL PAPER (COST $495,192)......................                                                           495,137
                                                                                                                  ------------

TOTAL SHORT-TERM INVESTMENTS (COST $1,772,903)..............                                                         1,772,848
                                                                                                                  ------------
TOTAL INVESTMENTS (COST $13,307,648) (B) -- 93.3%...........                                                        13,558,831
OTHER ASSETS IN EXCESS OF LIABILITIES -- 6.7%...............                                                           976,229
                                                                                                                  ------------
NET ASSETS -- 100.0%........................................                                                      $ 14,535,060
                                                                                                                  ------------
                                                                                                                  ------------

---------------
(a) Callable 11/29/96 at option of this issue or step-up to 6.45%.
(b)The cost for financial reporting purposes is substantially the same for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation.......  $    257,049
Unrealized depreciation.......        (5,866)
                                ------------
Net unrealized appreciation...  $    251,183
                                ------------
                                ------------

See Notes to Financial Statements.

EMERALD SHORT-TERM FIXED INCOME FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
November 30, 1995
--------------------------------------------------------------------------------

ASSETS:
  Investments in securities, at value (cost $13,307,648) ..................  $ 13,558,831
  Interest receivable .....................................................       204,818
  Receivable for capital shares issued ....................................       805,672
  Receivable from Investment Adviser ......................................        42,230
  Deferred organization costs .............................................        42,278
  Prepaid expenses ........................................................        14,644
                                                                             ------------
Total assets ..............................................................    14,668,473
                                                                             ------------
LIABILITIES:
  Dividends payable .......................................................        30,400
  Payable for capital shares redeemed .....................................         5,000
  Accrued expenses and other payables:
    Administration fees ...................................................         5,753
    Shareholder and Administration Services fees (Class A and Class B
     Shares) ..............................................................           362
    Distribution expenses (A Shares) ......................................            65
    Distribution expenses (B Shares) ......................................            88
    Custodian and transfer agent fees .....................................        14,319
    Other .................................................................        77,426
                                                                             ------------
Total liabilities .........................................................       133,413
                                                                             ------------
NET ASSETS ................................................................  $ 14,535,060
                                                                             ------------
                                                                             ------------
Net Asset Value and Redemption Price per Share:
  Class A Shares:
    ($342,521/33,770 shares of beneficial interest issued and outstanding
     $0.001 par value, unlimited number of shares authorized) .............  $      10.14
    Sales charge -- 2.50% of offering price ...............................          0.26
                                                                             ------------
    Maximum Offering Price ................................................  $      10.40
                                                                             ------------
                                                                             ------------
Net Asset Value and Offering Price per Share:
  Class B Shares:
    ($155,904/15,484 shares of beneficial interest issued and outstanding
     $0.001 par value, unlimited number of shares authorized) .............  $      10.07
                                                                             ------------
                                                                             ------------
Net Asset Value, Offering Price and Redemption Price per Share:
  Institutional Shares:
    ($14,036,635/1,383,426 shares of beneficial interest and outstanding
     $0.001 par value, unlimited number of shares authorized) .............  $      10.15
                                                                             ------------
                                                                             ------------
COMPOSITION OF NET ASSETS:
  Shares of beneficial interest, at par ...................................  $      1,433
  Additional paid-in capital ..............................................    14,230,828
  Accumulated net realized gains on investment transactions ...............        51,616
  Net unrealized appreciation of investments ..............................       251,183
                                                                             ------------
Net Assets, November 30, 1995 .............................................  $ 14,535,060
                                                                             ------------
                                                                             ------------

---------------
See Notes to Financial Statements.

EMERALD SHORT-TERM FIXED INCOME FUND
--------------------------------------------------------------------------------

Statements of Operations
For the year ended November 30, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest income -- (includes $67,882 in dividends from investments in money
  market funds) ...........................................................               $ 1,358,783
EXPENSES:
  Investment Advisory fees ................................................  $   84,074
  Administration fees .....................................................      10,509
  Shareholder and Administration Services fees (Class A Shares) ...........         408
  Shareholder and Administration Services fees (Class B Shares) ...........         144
  Distribution expenses (Class A Shares) ..................................         681
  Distribution expenses (Class B Shares) ..................................         898
  Transfer agent fees and expenses ........................................      67,903
  Legal fees ..............................................................      18,267
  Audit fees ..............................................................      30,847
  Reports to shareholders (Class A Shares) ................................      14,903
  Reports to shareholders (Class B Shares) ................................      19,987
  Reports to shareholders (Institutional Shares) ..........................      14,767
  Custodian fees and expenses .............................................      32,646
  Registration fees .......................................................      20,985
  Trustees' fees ..........................................................      13,917
  Insurance expense .......................................................         749
  Amortization of organization costs ......................................      12,627
  Other expenses ..........................................................       3,503
                                                                             ----------
                                                                                347,815
Less: Expense reimbursements ..............................................    (278,214)       69,601
                                                                             ----------   -----------
Net Investment Income .....................................................                 1,289,182
                                                                                          -----------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
  Net realized gains on securities transactions ...........................                    51,616
  Net change in unrealized appreciation (depreciation) of investments .....                   806,674
                                                                                          -----------
Net Realized and Unrealized Gains on Investments ..........................                   858,290
                                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................               $ 2,147,472
                                                                                          -----------
                                                                                          -----------

-------------
See Notes to Financial Statements.

EMERALD SHORT-TERM FIXED INCOME FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                   YEAR ENDED      APRIL 11, 1994
                                                                                  NOVEMBER 30,    TO NOVEMBER 30,
                                                                                      1995            1994(A)
                                                                                  -------------   ----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations
  Net investment income ........................................................  $   1,289,182   $       735,796
  Net realized gains on securities transactions ................................         51,616         --
  Net change in unrealized appreciation (depreciation) of investments ..........        806,674          (555,490)
                                                                                  -------------   ----------------
  Net increase in net assets resulting from operations .........................      2,147,472           180,306
                                                                                  -------------   ----------------
Dividends to shareholders from net investment income
  Class A Shares ...............................................................        (15,632)           (3,668)
  Class B Shares ...............................................................         (4,862)             (336)
  Institutional Shares .........................................................     (1,268,688)         (731,792)
                                                                                  -------------   ----------------

Total dividends to shareholders from net investment income .....................     (1,289,182)         (735,796)
                                                                                  -------------   ----------------
Fund Share Transactions
  Net proceeds from shares subscribed ..........................................     11,311,423        28,300,465
  Net asset value of shares issued to shareholders in reinvestment of
    dividends ..................................................................      1,086,235           714,391
  Cost of shares redeemed ......................................................    (22,595,293)       (4,584,961)
                                                                                  -------------   ----------------

  Net increase (decrease) in net assets from Fund share transactions ...........    (10,197,635)       24,429,895
                                                                                  -------------   ----------------

Total Increase (Decrease) ......................................................     (9,339,345)       23,874,405

NET ASSETS:
  Beginning of period ..........................................................     23,874,405         --
                                                                                  -------------   ----------------
  End of period ................................................................  $  14,535,060   $    23,874,405
                                                                                  -------------   ----------------
                                                                                  -------------   ----------------

-------------
(a) Commencement of operations.

See Notes to Financial Statements.

EMERALD U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

Portfolio of Investments
November 30, 1995
--------------------------------------------------------------------------------

                                                                                 MATURITY   PRINCIPAL       VALUE
                                                                        RATE       DATE       AMOUNT      (NOTE 2)
                                                                      ---------  ---------  ----------  -------------
U.S GOVERNMENT AGENCY OBLIGATIONS -- 85.2%
FEDERAL HOME LOAN BANK -- 1.5%
  Federal Home Loan Bank ...........................................       5.89%   7/24/00  $1,500,000  $   1,518,035
                                                                                                        -------------

FEDERAL HOME LOAN MORTGAGE CORP. -- 39.3%
  Federal Home Loan Mortgage Corp., 5 Year Balloon, Gold ...........       7.00     1/1/97     508,366        515,265
  Federal Home Loan Mortgage Corp., Debenture ......................       7.91    1/13/97   2,000,000      2,055,034
  Federal Home Loan Mortgage Corp., Callable 1/16/97 ...............       8.20    1/16/98   5,000,000      5,154,670
  Federal Home Loan Mortgage Corp., 5 Year Balloon, Pool #M17443 ...       7.00     3/1/98     420,698        426,407
  Federal Home Loan Mortgage Corp., 5 Year Balloon, Pool #G50237 ...       8.00     1/1/00   2,145,334      2,179,525
  Federal Home Loan Mortgage Corp., 7 Year Balloon, Gold Pool
    #M80156 ........................................................       6.50     3/1/00     408,953        413,190
  Federal Home Loan Mortgage Corp., 7 Year Balloon, Gold Pool
    #M80331 ........................................................       8.00     7/1/01   3,596,044      3,700,758
  Federal Home Loan Mortgage Corp., 7 Year Balloon, Pool #M80332 ...       7.50     8/1/01   1,862,205      1,908,312
  Federal Home Loan Mortgage Corp., Pool #200053 ...................       8.50     9/1/01   2,120,371      2,191,105
  Federal Home Loan Mortgage Corp., Pool #200064 ...................       8.00     1/1/02   1,366,318      1,403,986
  Federal Home Loan Mortgage Corp., 7 Year Balloon, Pool #M80358 ...       9.00     2/1/02   1,443,945      1,496,288
  Federal Home Loan Mortgage Corp., Debenture, Callable 2/28/96 ....       7.54    8/28/02   1,500,000      1,510,069
  Federal Home Loan Mortgage Corp., Debenture, Callable 2/2/00 .....       8.53     2/2/05   2,000,000      2,170,274
  Federal Home Loan Mortgage Corp., Debenture, Callable 4/6/98 .....       8.02     4/6/05   1,000,000      1,041,811
  Federal Home Loan Mortgage Corp., CMO PAC 1090-H* ................       8.50   12/15/06   1,000,000      1,032,289
  Federal Home Loan Mortgage Corp., Debenture, Callable 10/29/98 ...       6.08   10/29/08   2,200,000      2,124,428
  Federal Home Loan Mortgage Corp., Pool #257156 ...................       8.75     1/1/09   1,021,070      1,049,721
  Federal Home Loan Mortgage Corp., Gold Pool #D90560 ..............       5.50    12/1/13     426,490        406,283
  Federal Home Loan Mortgage Corp., CMO PAC 1212-CA* ...............       6.50    7/15/16   3,000,000      3,005,397
  Federal Home Loan Mortgage Corp., Pool #306558 ...................       9.25     6/1/18   3,179,118      3,333,748
  Federal Home Loan Mortgage Corp., Pool #308392 ...................      10.00     9/1/18     122,908        133,835
  Federal Home Loan Mortgage Corp., CMO PAC 1133-F* ................       7.00   11/15/18     361,519        361,396
  Federal Home Loan Mortgage Corp., CMO 1092-K* ....................       8.50    6/15/21   1,000,000      1,077,969
  Federal Home Loan Mortgage Corp., CMO, PAC-172-J* ................       7.00    7/15/21   1,000,000      1,010,089
  Federal Home Loan Mortgage Corp., CMO 1508-MA* ...................       6.31    5/15/23     868,636        845,217
                                                                                                        -------------
                                                                                                           40,547,066
                                                                                                        -------------
FEDERAL NATIONAL MORTGAGE ASSOC. -- 29.8%
  Federal National Mortgage Assoc., Pool #108471 ...................       9.00    11/1/97     173,783        178,171
  Federal National Mortgage Assoc., 7 Year Balloon, Pool #50394 ....       8.50     1/1/98     183,292        188,868
  Federal National Mortgage Assoc., 7 Year Balloon, Pool #124418 ...       8.00     8/1/99   4,426,719      4,554,647
  Federal National Mortgage Assoc., Debenture, Callable 8/11/97 ....       7.00    8/11/99   2,000,000      2,039,720
  Federal National Mortgage Assoc. .................................       6.60    3/26/01   1,000,000      1,004,761
  Federal National Mortgage Assoc., Pool #303478 ...................       8.50    11/1/01   1,540,109      1,586,958
  Federal National Mortgage Assoc., CMO 1992-37B* ..................       8.00    5/25/02   1,301,000      1,368,885
  Federal National Mortgage Assoc., CMO, Series 1993-54, Class
    VB* ............................................................       7.00    2/25/04   1,000,000      1,031,809
  Federal National Mortgage Assoc. .................................       8.40   10/25/04   3,000,000      3,218,157
  Federal National Mortgage Assoc. .................................       6.63    6/20/05   1,500,000      1,566,780
  Federal National Mortgage Assoc. .................................       6.72     8/1/05   1,000,000      1,051,379

                                                                                 MATURITY   PRINCIPAL       VALUE
                                                                        RATE       DATE       AMOUNT      (NOTE 2)
                                                                      ---------  ---------  ----------  -------------
FEDERAL NATIONAL MORTGAGE ASSOC. -- (CONTINUED)
  Federal National Mortgage Assoc., CMO 91-119M* ...................       8.50%  11/25/08  $1,500,000  $   1,569,974
  Federal National Mortgage Assoc., CMO 91-126PH* ..................       8.40    4/25/14      33,618         33,524
  Federal National Mortgage Assoc., Pool #70056 ....................       9.00    12/1/16     454,993        479,330
  Federal National Mortgage Assoc., CMO 92-73E* ....................       7.50    5/25/19   5,000,000      5,028,345
  Federal National Mortgage Assoc., CMO 91-1H* .....................       7.00    8/25/19      44,885         44,765
  Federal National Mortgage Assoc. .................................       9.05    5/10/21   1,500,000      1,631,589
  Federal National Mortgage Assoc., CMO G94-7* .....................       7.50   11/17/23   4,058,497      4,190,751
                                                                                                        -------------
                                                                                                           30,768,413
                                                                                                        -------------
GOVERNMENT NATIONAL MORTGAGE ASSOC. -- 9.0%
  Government National Mortgage Assoc., Pool #145690 ................      11.00    3/15/01      57,289         62,008
  Government National Mortgage Assoc., Pool #265082 ................       9.50    3/15/04     216,586        230,643
  Government National Mortgage Assoc., Pool #270156 ................       9.50    4/15/04     178,475        190,058
  Government National Mortgage Assoc., Pool #44868 .................      13.00    1/15/11      21,661         25,235
  Government National Mortgage Assoc., Pool #040767 ................      13.00    2/15/11      50,080         58,343
  Government National Mortgage Assoc., Pool #45234 .................      13.00    2/15/11      19,355         22,549
  Government National Mortgage Assoc., Pool #45855 .................      13.00    4/15/11      33,307         38,803
  Government National Mortgage Assoc., Pool #253768 ................       9.00    6/15/18      60,800         64,483
  Government National Mortgage Assoc., Pool #254348 ................      10.00   10/15/18     194,823        214,187
  Government National Mortgage Assoc., Pool #315147 ................       8.00    3/15/22   1,704,910      1,769,491
  Government National Mortgage Assoc., Pool #339902 ................       8.00    2/15/23   1,669,076      1,731,098
  Government National Mortgage Assoc., Pool #392713 ................       8.00   11/15/24   1,490,826      1,545,076
  Government National Mortgage Assoc., Pool #395392 ................       8.50    4/15/25   3,143,758      3,284,243
                                                                                                        -------------
                                                                                                            9,236,217
                                                                                                        -------------
OTHER -- 5.6%
  Export Funding Trust .............................................       8.21   12/29/06   1,938,408      2,141,343
  Housing & Urban Development ......................................       8.24     8/1/02   2,000,000      2,202,500
  Rural Electric Co-op, Series 87A6, Grantor Trust Cert. (Soyland)
    Power Co-op, Inc., Callable 3/20/97 @ 105.82 ...................       9.70    9/30/17     800,000        875,751
  Tennessee Valley Authority .......................................       8.25    9/15/34     500,000        535,017
                                                                                                        -------------
                                                                                                            5,754,611
                                                                                                        -------------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (COST $85,144,986)................................................                                       87,824,342
                                                                                                        -------------
U.S. GOVERNMENT OBLIGATIONS -- 12.6%
U.S. TREASURY BONDS -- 7.1%
  U.S. Treasury Bond ...............................................      12.75   11/15/10   2,500,000      3,766,402
  U.S. Treasury Bond ...............................................       7.25    5/15/16   1,000,000      1,118,436
  U.S. Treasury Bond ...............................................       8.13    8/15/21   2,000,000      2,473,750
                                                                                                        -------------
                                                                                                            7,358,588
                                                                                                        -------------
U.S. TREASURY STRIPS -- 5.5%
  U.S. Treasury Strip ..............................................       5.78+  11/15/03   5,000,000      3,177,505
  U.S. Treasury Strip ..............................................       5.93+  11/15/05   2,500,000      1,397,223
  U.S. Treasury Strip ..............................................       6.17+   5/15/09   2,500,000      1,103,625
                                                                                                        -------------
                                                                                                            5,678,353
                                                                                                        -------------

TOTAL U.S. GOVERNMENT OBLIGATIONS
  (COST $12,395,345)................................................                                       13,036,941
                                                                                                        -------------

                                                                                                            VALUE
                                                                                              SHARES      (NOTE 2)
                                                                                            ----------  -------------
SHORT-TERM INVESTMENTS -- 1.1%
  Dreyfus Cash Management Fund .....................................                         1,112,012  $   1,112,012
                                                                                                        -------------

TOTAL SHORT-TERM INVESTMENTS
  (COST $1,112,012).................................................                                        1,112,012
                                                                                                        -------------

TOTAL INVESTMENTS
  (COST $98,652,343) (A) -- 98.9%...................................                                      101,973,295

OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.1%.......................                                        1,113,812
                                                                                                        -------------

NET ASSETS -- 100.0%................................................                                    $ 103,087,107
                                                                                                        -------------
                                                                                                        -------------

---------------
 * Collateralized Mortgage Obligation.
 + Effective Yield at date of issuance.
(a)The cost for financial reporting purposes is substantially the same for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation.......  $  3,427,179
Unrealized depreciation.......      (106,227)
                                ------------
Net unrealized appreciation...  $  3,320,952
                                ------------
                                ------------

PAC -- Planned Amortization Class.

See Notes to Financial Statements.

EMERALD U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
November 30, 1995
--------------------------------------------------------------------------------

ASSETS:
  Investments in securities, at value (cost $98,652,343)..................................  $ 101,973,295
  Interest receivable.....................................................................      1,352,025
  Receivable for capital shares issued....................................................         22,678
  Deferred organization costs.............................................................          9,630
  Prepaid expenses and cash...............................................................          9,457
                                                                                            -------------
Total assets..............................................................................    103,367,085
                                                                                            -------------
LIABILITIES:
  Dividends payable.......................................................................         97,743
  Payable for capital shares redeemed.....................................................         41,119
  Accrued expenses and other payables:
    Investment Advisory fees..............................................................         26,308
    Administration fees...................................................................          1,109
    Shareholder and Administration Service fees (Class A and Class B Shares)..............          4,596
    Distribution expenses (A Shares)......................................................          5,465
    Distribution expenses (B Shares)......................................................            307
    Custodian and transfer agent fees.....................................................         32,419
    Other.................................................................................         70,912
                                                                                            -------------
Total liabilities.........................................................................        279,978
                                                                                            -------------
NET ASSETS................................................................................  $ 103,087,107
                                                                                            -------------
                                                                                            -------------
Net Asset Value and Redemption Price per Share:
  Class A Shares:
    ($26,911,680/2,590,933 shares of beneficial interest issued and outstanding $0.001 par
     value, unlimited number of shares authorized)........................................  $       10.39
    Sales charge -- 4.50% of offering price...............................................           0.49
                                                                                            -------------
    Maximum Offering Price................................................................  $       10.88
                                                                                            -------------
                                                                                            -------------
Net Asset Value and Offering Price per Share:
  Class B Shares:
    ($1,422,052/136,973 shares of beneficial interest issued and outstanding $0.001 par
     value, unlimited number of shares authorized)........................................  $       10.38
                                                                                            -------------
                                                                                            -------------
Net Asset Value, Offering Price and Redemption Price per Share:
  Institutional Shares:
    ($74,753,375/7,213,553 shares of beneficial interest issued and outstanding $0.001 par
     value, unlimited number of shares authorized)........................................  $       10.36
                                                                                            -------------
                                                                                            -------------
COMPOSITION OF NET ASSETS:
  Shares of beneficial interest, at par...................................................  $       9,941
  Additional paid-in capital..............................................................    104,064,344
  Accumulated net realized losses on investment transactions..............................     (4,301,597)
  Distributions in excess of net investment income........................................         (6,533)
  Net unrealized appreciation of investments..............................................      3,320,952
                                                                                            -------------
Net Assets, November 30, 1995.............................................................  $ 103,087,107
                                                                                            -------------
                                                                                            -------------

---------------
See Notes to Financial Statements.

EMERALD U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

Statement of Operations
For the year ended November 30, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest income -- (includes $86,747 in dividends from investments in money
    market funds)...............................................................               $  7,520,080
EXPENSES:
  Investment Advisory fees......................................................  $  400,689
  Administration fees...........................................................      50,152
  Shareholder and Administration Service fees (Class A Shares)..................      42,088
  Shareholder and Administration Service fees (Class B Shares)..................       1,996
  Distribution expenses (Class A Shares)........................................      70,145
  Distribution expenses (Class B Shares)........................................      13,340
  Transfer agent fees and expenses..............................................     107,240
  Legal fees....................................................................      17,160
  Audit fees....................................................................      45,562
  Custodian fees and expenses...................................................      80,109
  Reports to shareholders (Class A Shares)......................................       7,476
  Reports to shareholders (Class B Shares)......................................      13,311
  Reports to shareholders (Institutional Shares)................................      10,548
  Registration fees.............................................................      13,096
  Trustees' fees................................................................      12,195
  Insurance expense.............................................................       3,353
  Amortization of organization expenses.........................................      14,015
  Other expenses................................................................      11,300
                                                                                  ----------
                                                                                     913,775
Less: Expense reimbursements....................................................     (27,009)       886,766
                                                                                  ----------   ------------
Net Investment Income...........................................................                  6,633,314
                                                                                               ------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized losses on securities transactions................................                    (96,694)
  Net change in unrealized appreciation (depreciation) of investments...........                  6,904,058
                                                                                               ------------
  Net Realized and Unrealized Gains on Investments..............................                  6,807,364
                                                                                               ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................               $ 13,440,678
                                                                                               ------------
                                                                                               ------------

---------------
See Notes to Financial Statements.

EMERALD U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                         YEARS ENDED
                                                                                  --------------------------
                                                                                  NOVEMBER 30,  NOVEMBER 30,
                                                                                      1995          1994
                                                                                  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations
  Net investment income.........................................................  $  6,633,314  $  7,175,675
  Net realized losses on securities transactions................................       (96,694)   (4,163,807)
  Net change in unrealized appreciation (depreciation) of investments...........     6,904,058    (6,887,140)
                                                                                  ------------  ------------
  Net increase (decrease) in net assets resulting from operations...............    13,440,678    (3,875,272)
                                                                                  ------------  ------------
Dividends to shareholders from net investment income
  Class A Shares................................................................    (1,785,749)   (3,952,631)
  Class B Shares................................................................       (80,467)      (39,883)
  Institutional Shares..........................................................    (4,773,631)   (3,183,161)
                                                                                  ------------  ------------
Total dividends to shareholders from net investment income......................    (6,639,847)   (7,175,675)
                                                                                  ------------  ------------
Distributions in excess of net investment income
  Class A Shares................................................................       --           (127,953)
  Class B Shares................................................................       --             (2,331)
  Institutional Shares..........................................................       --           (149,326)
                                                                                  ------------  ------------
Total distributions in excess of net investment income..........................       --           (279,610)
                                                                                  ------------  ------------
Distributions to shareholders from net realized gains
  Class A Shares................................................................       --         (1,211,453)
  Class B Shares................................................................       --                (63)
  Institutional Shares..........................................................       --             (3,262)
                                                                                  ------------  ------------
Total distributions to shareholders from net realized gains.....................       --         (1,214,778)
                                                                                  ------------  ------------
Distributions in excess of net realized gains
  Class A Shares................................................................       --           (277,488)
  Class B Shares................................................................       --                (14)
  Institutional Shares..........................................................       --               (747)
                                                                                  ------------  ------------
Total distributions in excess of net realized gains.............................       --           (278,249)
                                                                                  ------------  ------------
Fund Share Transactions
  Net proceeds from shares subscribed...........................................    11,569,600    90,752,395
  Net asset value of shares issued to shareholders in reinvestment of dividends
    and distributions...........................................................     5,409,402     6,615,333
  Cost of shares redeemed.......................................................   (22,116,958) (128,447,728)
                                                                                  ------------  ------------
  Net decrease in net assets from Fund share transactions.......................    (5,137,956)  (31,080,000)
                                                                                  ------------  ------------
Total Increase (Decrease).......................................................     1,662,875   (43,903,584)
NET ASSETS:
  Beginning of period...........................................................   101,424,232   145,327,816
                                                                                  ------------  ------------
  End of period.................................................................  $103,087,107  $101,424,232
                                                                                  ------------  ------------
                                                                                  ------------  ------------

---------------
See Notes to Financial Statements.

EMERALD MANAGED BOND FUND
--------------------------------------------------------------------------------

Portfolio of Investments
November 30, 1995
--------------------------------------------------------------------------------

                                                                        MOODY'S/ S&P                         PRINCIPAL
                                                                           RATINGS               MATURITY     AMOUNT       VALUE
                                                                         (UNAUDITED)     RATE      DATE       (000)       (NOTE 2)
                                                                        -------------   ------   ---------   --------   ------------
LONG-TERM INVESTMENTS -- 96.6%
CORPORATE BONDS -- 59.0%
AUTOMOTIVE FINANCE -- 4.1%
  General Motors Acceptance Corp. ....................................     A3/A-         7.95%+   10/15/02   $  1,500   $  1,699,736
  General Motors Acceptance Corp.*** .................................     A3/A-         8.75      7/15/05      1,000      1,162,740
                                                                                                                        ------------
                                                                                                                           2,862,476
                                                                                                                        ------------
BANKING & FINANCE COMPANIES -- 19.8%
  American Express Credit Corp. ......................................    Aa3/A+         6.13     11/15/01      1,500      1,507,911
  American General Finance Corp. .....................................     A1/A+         8.13      8/15/09        500        567,000
  Associates Corp., N.A., Series A*** ................................    Aa3/AA-        7.95      2/16/98        500        572,006
  Associates Corp., N.A., Series B*** ................................    Aa3/AA-        7.95       3/3/98        300        343,204
  General Re Corp., Series A .........................................    Aa1/AAA        9.00      9/12/09      1,800      2,210,675
  Key Corp. ..........................................................     A1/A-         7.00      5/11/05      1,500      1,556,368
  Merrill Lynch Corp. ................................................     A1/A+         7.25      6/14/04      1,000      1,024,550
  Morgan Stanley Group, Floating Rate Note** .........................     A1/A+         5.58      3/22/99      3,000      2,957,058
  Progress Capital Corp.(b) ..........................................     A1/A+         8.23      9/12/96      1,000      1,017,770
  SouthTrust Bank Atlanta ............................................     A3/A-         7.74      5/15/25      2,000      2,192,112
                                                                                                                        ------------
                                                                                                                          13,948,654
                                                                                                                        ------------
CHEMICALS -- 0.8%
  Monsanto Co. -- ESOP Debenture .....................................     A1/A          8.13     12/15/06        500        572,012
                                                                                                                        ------------

COMMUNICATION EQUIPMENT -- 5.1%
  Motorola, Inc. .....................................................    Aa3/AA         6.50       9/1/25      2,000      2,063,780
  Southern Bell Telephone ............................................    Aaa/AAA        8.63       9/1/26      1,500      1,560,962
                                                                                                                        ------------
                                                                                                                           3,624,742
                                                                                                                        ------------
FINANCE COMPANIES -- 1.6%
  Caterpillar Finance, Inc.  .........................................     A2/A          8.88       6/1/00      1,000      1,110,840
                                                                                                                        ------------

MACHINERY -- 5.6%
  Caterpillar, Inc. ..................................................     A2/A          8.95      5/12/00      2,000      2,231,164
  CSR America, Inc. ..................................................     A2/A          6.88      7/21/05      1,700      1,746,165
                                                                                                                        ------------
                                                                                                                           3,977,329
                                                                                                                        ------------
TELECOMMUNICATIONS -- 17.5%
  Bell Telephone Debenture ...........................................    Aa1/AA         8.35     12/15/30      2,750      3,435,641
  British Telecommunications Finance, Yankee Bond ....................    Aaa/AAA        9.63      2/15/19      2,000      2,291,138
  General Telephone of Northwest, Series BB ..........................     A2/A+         8.75      4/15/16      1,305      1,358,673
  New England Telegraph & Telephone ..................................    Aa2/AA-        7.88     11/15/29      2,750      3,147,763
  Southern California Edison .........................................     A2/A+         8.63      4/15/19      2,000      2,109,238
                                                                                                                        ------------
                                                                                                                          12,342,453
                                                                                                                        ------------
WASTE DISPOSAL -- 4.5%
  WMX Technologies, Inc.*** ..........................................     A1/A+         6.22      4/30/97      2,000      2,176,252

                                                                        MOODY'S/ S&P                         PRINCIPAL
                                                                           RATINGS               MATURITY     AMOUNT       VALUE
                                                                         (UNAUDITED)     RATE      DATE       (000)       (NOTE 2)
                                                                        -------------   ------   ---------   --------   ------------
WASTE DISPOSAL -- (CONTINUED)
  WMX Technologies, Inc. .............................................     A1/A+         6.65%     5/15/05   $  1,000   $  1,028,116
                                                                                                                        ------------
                                                                                                                           3,204,368
                                                                                                                        ------------

TOTAL CORPORATE OBLIGATIONS (COST $39,928,834)........................                                                    41,642,874
                                                                                                                        ------------
MUNICIPAL BONDS (TAXABLE) -- 0.8%
  City of Miami Beach ................................................    Aaa/AAA        8.55       9/1/15        500        552,014
                                                                                                                        ------------

TOTAL MUNICIPAL BONDS (TAXABLE) (COST $498,613).......................                                                       552,014
                                                                                                                        ------------
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- 32.2%
FEDERAL HOME LOAN MORTGAGE CORP. -- 18.6%
  Federal Home Loan Mortgage Corp. ...................................    Aaa/AAA        8.20      1/16/98      1,600      1,649,494
  Federal Home Loan Mortgage Corp., CMO 1166-B* ......................    Aaa/AAA        8.00     11/15/98      2,000      2,063,198
  Federal Home Loan Mortgage Corp., Pool #L90152 .....................    Aaa/AAA        8.00       2/1/00      2,082      2,142,248
  Federal Home Loan Mortgage Corp., Pool #200032 .....................    Aaa/AAA        9.00       4/1/01          3          2,727
  Federal Home Loan Mortgage Corp., Pool #200040 .....................    Aaa/AAA        9.00       6/1/01          6          5,869
  Federal Home Loan Mortgage Corp., Note .............................    Aaa/AAA        7.05      3/24/04      1,000      1,026,939
  Federal Home Loan Mortgage Corp., Pool #380070 .....................    Aaa/AAA        9.00       1/1/05        181        189,074
  Federal Home Loan Mortgage Corp. ...................................    Aaa/AAA        6.49      10/3/05      2,000      2,063,000
  Federal Home Loan Mortgage Corp., CMO 1212-CA* .....................    Aaa/AAA        6.50      7/15/16      1,000      1,001,799
  Federal Home Loan Mortgage Corp., CMO 25-F* ........................    Aaa/AAA        9.50     12/15/18        194        196,224
  Federal Home Loan Mortgage Corp., CMO 1141-F* ......................    Aaa/AAA        8.50     10/15/20      1,000      1,033,999
  Federal Home Loan Mortgage Corp., CMO 1163-I* ......................    Aaa/AAA        6.95     12/15/20        750        761,497
  Federal Home Loan Mortgage Corp., CMO 172-J* .......................    Aaa/AAA        7.00      7/15/21      1,000      1,010,089
                                                                                                                        ------------
                                                                                                                          13,146,157
                                                                                                                        ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 12.1%
  Federal National Mortgage Association, Pool #50609, 7 Yr. Balloon
    Participation Certificate.........................................    Aaa/AAA        8.00       6/1/99        308        316,647
  Federal National Mortgage Association, Pool #304786, 7 Yr. Balloon
    Participation Certificate.........................................    Aaa/AAA        8.50       2/1/02        613        632,430
  Federal National Mortgage Association, CMO G94-6VB* ................    Aaa/AAA        8.00     11/17/03      2,280      2,453,849
  Federal National Mortgage Association, Pool #124975 ................    Aaa/AAA        7.50       8/1/08        916        938,711
  Federal National Mortgage Association, CMO 91-126 PH* ..............    Aaa/AAA        8.40      4/25/14         34         33,524
  Federal National Mortgage Association, CMO G94-7A* .................    Aaa/AAA        7.50     11/17/23      4,058      4,190,751
                                                                                                                        ------------
                                                                                                                           8,565,912
                                                                                                                        ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 1.5%
  Government National Mortgage Association, Pool #133357 .............    Aaa/AAA       11.00      7/15/00         20         21,448
  Government National Mortgage Association, Pool #140135 .............    Aaa/AAA       11.00     11/15/00         60         64,928
  Government National Mortgage Association, Pool #044586 .............    Aaa/AAA       13.00      1/15/11          4          5,171
  Government National Mortgage Association, Pool #044783 .............    Aaa/AAA       13.00      1/15/11         53         62,274

                                                                        MOODY'S/ S&P                         PRINCIPAL
                                                                           RATINGS               MATURITY     AMOUNT       VALUE
                                                                         (UNAUDITED)     RATE      DATE       (000)       (NOTE 2)
                                                                        -------------   ------   ---------   --------   ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- (CONTINUED)
  Government National Mortgage Association, Pool #045097 .............    Aaa/AAA       13.00%     1/15/11   $     32   $     37,831
  Government National Mortgage Association, Pool #045753 .............    Aaa/AAA       13.00      2/15/11         28         33,012
  Government National Mortgage Association, Pool #200919 .............    Aaa/AAA        8.00      5/15/17        438        455,339
  Government National Mortgage Association, Pool #207980 .............    Aaa/AAA        8.00      5/15/17         16         16,424
  Government National Mortgage Association, Pool #202853 .............    Aaa/AAA        9.00      7/15/17        305        323,455
                                                                                                                        ------------
                                                                                                                           1,019,882
                                                                                                                        ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (COST $22,206,669)..................................................                                                    22,731,951
                                                                                                                        ------------
U.S. GOVERNMENT OBLIGATIONS -- 4.6%
U.S. TREASURY STRIPS -- 3.9%
  U.S. Treasury Strip ................................................                   6.92+     5/15/09      2,500      1,103,625
  U.S. Treasury Strip ................................................                   7.73+     5/15/13      5,000      1,673,345
                                                                                                                        ------------
                                                                                                                           2,776,970
                                                                                                                        ------------
U.S. TREASURY BONDS -- 0.7%
  U.S. Treasury Bond .................................................                   6.25      8/15/23        500        500,155
                                                                                                                        ------------

TOTAL U.S. GOVERNMENT OBLIGATIONS
  (COST $2,787,305)...................................................                                                     3,277,125
                                                                                                                        ------------

TOTAL LONG-TERM INVESTMENTS (COST $65,421,421)........................                                                    68,203,964
                                                                                                                        ------------
                                                                                                              SHARES
                                                                                                             --------
SHORT-TERM INVESTMENTS -- 1.2%
  Dreyfus Cash Management Fund .......................................                                        839,964        839,964
                                                                                                                        ------------
TOTAL SHORT-TERM INVESTMENTS (COST $839,964)..........................                                                       839,964
                                                                                                                        ------------
TOTAL INVESTMENTS (COST $66,261,385) (A)-- 97.8%......................                                                    69,043,928

OTHER ASSETS IN EXCESS OF LIABILITIES -- 2.2%.........................                                                     1,354,005
                                                                                                                        ------------
NET ASSETS -- 100.0%..................................................                                                  $ 70,397,933
                                                                                                                        ------------
                                                                                                                        ------------

---------------
  + Effective yield at date of issuance.
  * Collateralized Mortgage Obligation.
 ** Variable rate security. Maturity date reflects the later of the next interest rate change date or the next put date.
*** Put and demand features exist allowing the Fund to require the repurchase of the investment within variable time periods. Maturity date reflects the next put date.
 (a)The cost for financial reporting purposes is substantially the same for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation.......  $  2,859,629
Unrealized depreciation.......       (77,086)
                                ------------
Net unrealized appreciation...  $  2,782,543
                                ------------
                                ------------

 (b)144a security which is restricted as to resale to institutional investors.

See Notes to Financial Statements.

EMERALD MANAGED BOND FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
November 30, 1995
--------------------------------------------------------------------------------

ASSETS:
  Investments in securities, at value (cost $66,261,385)........................  $ 69,043,928
  Cash..........................................................................     1,085,542
  Interest receivable...........................................................       862,486
  Receivable from Investment Adviser............................................        14,451
  Receivable for capital shares issued..........................................        45,385
  Deferred organization costs...................................................        42,797
  Prepaid expenses..............................................................         9,907
                                                                                  ------------
Total assets....................................................................    71,104,496
                                                                                  ------------
LIABILITIES:
  Dividends payable.............................................................        42,861
  Payable for capital shares redeemed...........................................       549,404
  Accrued expenses and other payables:
    Administration fees.........................................................        19,894
    Shareholder and Administration Services fees (Class A and Class B Shares)...         3,791
    Distribution expenses (A Shares)............................................           302
    Distribution expenses (B Shares)............................................           230
    Custodian and transfer agent fees...........................................        20,789
    Other.......................................................................        69,292
                                                                                  ------------
Total liabilities...............................................................       706,563
                                                                                  ------------
NET ASSETS......................................................................  $ 70,397,933
                                                                                  ------------
                                                                                  ------------
Net Asset Value and Redemption Price per Share:
  Class A Shares:
    ($819,870/77,444 shares of beneficial interest issued and outstanding $0.001
     par value, unlimited number of shares authorized)..........................  $      10.59
    Sales charge -- 4.50% of offering price.....................................          0.50
                                                                                  ------------
    Maximum Offering Price......................................................  $      11.09
                                                                                  ------------
                                                                                  ------------
Net Asset Value and Offering Price per Share:
  Class B Shares:
    ($655,116/62,205 shares of beneficial interest issued and outstanding $0.001
     par value, unlimited number of shares authorized)..........................  $      10.53
                                                                                  ------------
                                                                                  ------------
Net Asset Value, Offering Price and Redemption Price per Share:
  Institutional Shares:
    ($68,922,947/6,532,701 shares of beneficial interest issued and outstanding
     $0.001 par value, unlimited number of shares authorized)...................  $      10.55
                                                                                  ------------
                                                                                  ------------
COMPOSITION OF NET ASSETS:
  Shares of beneficial interest, at par.........................................  $      6,673
  Additional paid-in capital....................................................    66,964,128
  Accumulated net realized gains on investment transactions.....................       644,589
  Net unrealized appreciation of investments....................................     2,782,543
                                                                                  ------------
Net Assets, November 30, 1995...................................................  $ 70,397,933
                                                                                  ------------
                                                                                  ------------

---------------
See Notes to Financial Statements.

EMERALD MANAGED BOND FUND
--------------------------------------------------------------------------------

Statement of Operations
For the year ended November 30, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest income -- (includes $43,648 in dividends from investments in money
    market funds)...............................................................            $  4,847,193
EXPENSES:
  Investment Advisory fees......................................................  $266,371
  Administration fees...........................................................    33,391
  Shareholder and Administration Services fees (Class A Shares).................     2,021
  Shareholder and Administration Services fees (Class B Shares).................     1,039
  Distribution expenses (Class A Shares)........................................     2,539
  Distribution expenses (Class B Shares)........................................     5,219
  Transfer agent fees and expenses..............................................    77,918
  Registration fees.............................................................    24,924
  Legal fees....................................................................    16,112
  Audit fees....................................................................    30,797
  Custodian fees and expenses...................................................    61,464
  Reports to shareholders (Class A Shares)......................................    14,945
  Reports to shareholders (Class B Shares)......................................    18,487
  Reports to shareholders (Institutional Shares)................................    20,028
  Trustees' fees................................................................    13,941
  Insurance expense.............................................................     2,154
  Amortization of organization expenses.........................................    12,827
  Other expenses................................................................     3,126
                                                                                  --------
                                                                                   607,303
Less: Expense reimbursements                                                      (380,759)      226,544
                                                                                  --------  ------------
Net Investment Income...........................................................               4,620,649
                                                                                            ------------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
  Net realized gains on securities transactions.................................               1,689,008
  Net change in unrealized appreciation (depreciation) of investments...........               4,960,847
                                                                                            ------------
  Net Realized and Unrealized Gains on Investments..............................               6,649,855
                                                                                            ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................            $ 11,270,504
                                                                                            ------------
                                                                                            ------------

---------------
See Notes to Financial Statements.

EMERALD MANAGED BOND FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                         YEAR ENDED      APRIL 11, 1994
                                                                        NOVEMBER 30,    TO NOVEMBER 30,
                                                                            1995            1994(A)
                                                                        -------------   ----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations
  Net investment income...............................................  $   4,620,649   $     3,030,941
  Net realized gains (losses) on securities transactions..............      1,689,008          (880,858)
  Net change in unrealized appreciation (depreciation) of
    investments.......................................................      4,960,847        (2,178,304)
                                                                        -------------   ----------------
  Net increase (decrease) in net assets resulting from operations.....     11,270,504           (28,221)
                                                                        -------------   ----------------
  Dividends to shareholders from net investment income
  Class A Shares......................................................        (65,731)          (13,867)
  Class B Shares......................................................        (83,217)          (10,030)
  Institutional Shares................................................     (4,471,701)       (3,007,044)
                                                                        -------------   ----------------
Total dividends to shareholders from net investment income............     (4,620,649)       (3,030,941)
                                                                        -------------   ----------------
Distributions to shareholders in excess of net investment income
  Class A Shares......................................................       --                    (748)
  Class B Shares......................................................       --                    (541)
  Institutional Shares................................................       --                (162,272)
                                                                        -------------   ----------------
Total distributions to shareholders in excess of net investment
  income..............................................................       --                (163,561)
                                                                        -------------   ----------------
Fund Share Transactions
  Net proceeds from shares subscribed.................................     18,125,128        83,324,654
  Net asset value of shares issued to shareholders in reinvestment of
    dividends.........................................................      4,149,790         2,594,383
  Cost of shares redeemed.............................................    (26,178,656)      (15,044,498)
                                                                        -------------   ----------------
  Net increase (decrease) in net assets from Fund share
    transactions......................................................     (3,903,738)       70,874,539
                                                                        -------------   ----------------
Total Increase........................................................      2,746,117        67,651,816

NET ASSETS:
  Beginning of period.................................................     67,651,816         --
                                                                        -------------   ----------------
  End of period (net of distributions in excess of net investment
    income of $0 and $163,561, respectively)..........................  $  70,397,933   $    67,651,816
                                                                        -------------   ----------------
                                                                        -------------   ----------------

---------------
(a) Commencement of operations.

See Notes to Financial Statements.

EMERALD FLORIDA TAX-EXEMPT FUND
--------------------------------------------------------------------------------

Portfolio of Investments
November 30, 1995
--------------------------------------------------------------------------------

                                                    MOODY'S/S&P                             PRINCIPAL
                                                      RATINGS                    MATURITY    AMOUNT        VALUE
                                                    (UNAUDITED)         RATE       DATE       (000)       (NOTE 2)
                                                -------------------  ----------  ---------  ---------  --------------
MUNICIPAL BONDS -- 96.8%
FLORIDA -- 74.0%
  Collier County, Health Facilities Authority
    Revenue, Callable 12/1/04 @ 102...........        A-+/BBB+            6.25%    12/1/07  $     700  $      704,977
  Collier County, Health Facilities Authority
    Revenue, Callable 12/1/04 @ 102...........        A-+/BBB+            6.38     12/1/08        700         720,349
  Collier County, Health Facilities Authority
    Revenue, Callable 12/1/04 @ 102...........        A-+/BBB+            7.00     12/1/19      5,175       5,409,220
  Dade County, Health Fac. Auth., Hospital
    Rev., Rfdg., South Miami Hospital (AMBAC
    Insured)..................................        Aaa/AAA             7.00     10/1/18      1,000       1,120,920
  Escambia County, Pollution Control Rev.
    Rfdg., Gulf Power Project.................         A2/A               6.75      3/1/22      1,250       1,300,700
  Florida State Bd. of Education Capital
    Outlay Public Education...................         Aa/AA              6.40      6/1/19      4,000       4,264,440
  Florida State Bd. of Education Capital
    Outlay Public Education, Series C Callable
    6/1/02 @ 101..............................         Aa/AA              6.63      6/1/22      9,500      10,453,040
  Florida State General Obligation Bonds,
    Jacksonville Transportation Authority.....         Aa/AA              6.40      7/1/16      1,000       1,071,830
  Florida State General Obligation Bonds,
    Pollution Control, Ser. Y.................         Aa/AA              6.50      7/1/11      1,000       1,095,470
  Florida State General Obligation Bonds,
    Pollution Control, Ser. Y.................         Aa/AA              6.50      7/1/13      1,500       1,634,370
  Florida State General Obligation Bonds,
    Pollution Control, Ser. Y.................         Aa/AA              6.60      7/1/17      1,000       1,099,850
  Florida State Turnpike Authority Revenue,
    Callable 7/1/05 @ 101, 7/1/06 @ 100 (FGIC
    Insured)..................................        Aaa/AAA             5.50      7/1/21     14,000      13,932,660
  Gainesville Utility System Revenue..........         Aa/AA              6.50     10/1/11      3,000       3,468,330
  Greater Orlando Aviation Auth. Fac. Rev.
    Rfdg. Ser. B (FGIC Insured)...............        Aaa/AAA             6.55     10/1/08      1,000       1,123,140
  Halifax Hospital, Medical Center Hospital
    Rev., Daytona (MBIA Insured)..............        Aaa/AAA             6.75     10/1/11      1,250       1,383,213
  Hillsborough County, Ind. Development Auth.,
    Pollution Control Rev. Rfdg. Tampa
    Electric Proj. Ser. 1991..................        Aa3/AA              7.88      8/1/21        325         382,402
  Jacksonville Elec. Auth. Rev., St. John's
    River Power Pk............................        Aa1/AA+             7.00     10/1/09      1,200       1,325,280
  Jacksonville Elec. Auth. Rev., St. John's
    River Power Pk............................        Aa1/AA+             5.38     10/1/15      8,000       8,023,600

                                                    MOODY'S/S&P                             PRINCIPAL
                                                      RATINGS                    MATURITY    AMOUNT        VALUE
                                                    (UNAUDITED)         RATE       DATE       (000)       (NOTE 2)
                                                -------------------  ----------  ---------  ---------  --------------
FLORIDA -- (CONTINUED)
  Jacksonville Health Fac. Auth. Rfdg.,
    St. Luke's Hospital Assn..................         NR/AA+             7.10%   11/15/06  $   1,250  $    1,390,150
  Jacksonville Sales Tax Revenue, Callable
    10/1/05 @ 101, (FGIC Insured).............        Aaa/AAA             5.38     10/1/18      5,000       4,986,550
  Martin County Industrial Dev. Authority,
    Rev., Indianatown Cogeneration PJ-A (AMT),
    Callable 12/15/04 @ 102...................       Baa3/BBB-            7.88    12/15/25      2,500       2,870,675
  Martin County Industrial Dev. Authority,
    Rev., Indianatown Cogeneration PJ-B (AMT),
    Callable 12/15/04 @ 102...................       Baa3/BBB-            8.05    12/15/25      2,500       2,832,100
  Miami Beach Water & Sewer Revenue, Callable
    9/1/05 @ 102, (FSA Insured)...............        Aaa/AAA             5.38      9/1/15      5,000       5,016,850
  Ocala Water & Sewer Revenue, Callable
    10/1/05 @ 102, 10/1/07 @ 100, (AMBAC
    Insured)..................................        Aaa/AAA+            5.50     10/1/20      4,000       3,980,880
  Okaloosa County Gas District Rev., Callable
    10/1/04 @ 102 (MBIA Insured)..............        Aaa/AAA             6.88     10/1/19      5,000       5,587,950
  Orange County Tourist Auth. Tax Dev., Rev.,
    Ser. B (AMBAC Insured)....................        Aaa/AAA             6.50     10/1/19      4,000       4,367,640
  Orlando Utility Comm. Water & Elec. Rev.
    Rfdg., Sub - Ser. D.......................         Aa/AA-             6.75     10/1/17      3,000       3,591,420
  Pensacola Sales Excise Tax Rev. Ser. B (MBIA
    Insured)..................................        Aaa/AAA             6.75     10/1/12      1,000       1,101,860
  Sarasota County Utilities System Rev.,
    Series 1994 (FGIC Insured), Callable
    10/1/04 @ 102.............................        Aaa/AAA             6.50     10/1/22      2,000       2,191,860
  St. Petersburg Health Fac. Auth., Rev.,
    Allegheny Health (MBIA Insured)...........        Aaa/AAA             7.00     12/1/15      1,000       1,119,420
  St. Petersburg Hosp., Health Fac. Auth.,
    Rev. All Childrens' Hosp., Inc, Ser. A
    (MBIA Insured)............................        Aaa/AAA             6.50    11/15/10      1,500       1,659,105
  Sunrise Lakes, Phase 4 Recreation District
    Revenue, Unlimited General Obligation
    Bonds, Ser. A, Callable 8/1/05 @ 102......        BBB/BBB-+           6.75      8/1/24      2,500       2,667,375
                                                                                                       --------------
                                                                                                          101,877,626
                                                                                                       --------------
GUAM -- 17.0%
  Guam Airport Auth. Rev. Bonds, Ser. B
    (AMT).....................................         NR/BBB             6.40     10/1/05      2,435       2,514,551
  Guam Airport Auth. Rev. Bonds, Ser. 1993A...         NR/BBB             6.38     10/1/10      3,820       3,886,544
  Guam Airport Auth. Rev. Bonds, Ser. B
    (AMT).....................................         NR/BBB             6.70     10/1/23      9,150       9,431,180
  Guam Power Auth. Rev. Bonds, Ser. A,
    Callable 10/1/03 @102, 10/1/14 @100.......         NR/BBB             5.25     10/1/23      5,000       4,355,550

                                                    MOODY'S/S&P                             PRINCIPAL
                                                      RATINGS                    MATURITY    AMOUNT        VALUE
                                                    (UNAUDITED)         RATE       DATE       (000)       (NOTE 2)
                                                -------------------  ----------  ---------  ---------  --------------
GUAM -- (CONTINUED)
  Guam Power Auth. Rev. Bonds, Ser. A Callable
    10/1/04 @102, 10/1/06 @100................         NR/BBB             6.75%    10/1/24  $   3,000  $    3,173,370
                                                                                                       --------------
                                                                                                           23,361,195
                                                                                                       --------------
PUERTO RICO -- 5.8%
  Puerto Rico Electric Power Authority,
    Prerefunded 7/1/01 @ 102..................       Baa1/A               7.00      7/1/21      3,825       4,403,455
  Puerto Rico Industrial Tourist EDL Medical &
    Environmental Control Fac. Financing
    Auth., Hospital Revenue Bond 1995, Auxilio
    Mutuo Obligation Group, Ser. A (MBIA
    Insured), Callable 1/1/05 @ 102...........        Aaa/AAA             6.25      7/1/16      1,000       1,077,510
  Puerto Rico Industrial Tourist EDL Medical &
    Environmental Control Fac. Financing
    Auth., Dr. Pila Hospital, PJ-A (FHA
    Insured), Callable 8/1/05 @ 101.5.........         NR/AAA             6.13      8/1/25      1,000       1,037,430
  Univ. of Puerto Rico, Univ. Rev., Ser. L,
    Prerefunded 6/1/98 @ 100..................        Aaa/A               6.50      6/1/13      1,500       1,587,735
                                                                                                       --------------
                                                                                                            8,106,130
                                                                                                       --------------
TOTAL MUNICIPAL BONDS
 (COST $124,733,795)..........................                                                            133,344,951
                                                                                                       --------------

                                                                                             SHARES
                                                                                            ---------
SHORT-TERM INVESTMENTS -- 4.2%
  Dreyfus Cash Management Fund..................                                           5,745,043       5,745,043
                                                                                                      --------------

TOTAL SHORT-TERM INVESTMENTS
 (COST $5,745,043)..............................                                                           5,745,043
                                                                                                      --------------

TOTAL INVESTMENTS
 (COST $130,478,838) (A) -- 101.0%..............                                                         139,089,994
LIABILITIES IN EXCESS OF OTHER ASSETS --
 (1.0%).........................................                                                          (1,394,530)
                                                                                                      --------------
NET ASSETS -- 100.0%............................                                                      $  137,695,464
                                                                                                      --------------
                                                                                                      --------------

---------------
 + Represents rating by Fitch Investors.
(a)The cost for financial reporting purposes is substantially the same for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation.......  $  8,611,156
Unrealized depreciation.......            (0)
                                ------------
Net unrealized appreciation...  $  8,611,156
                                ------------
                                ------------

AMBAC -- American Municipal Bond Assurance Corp.
FGIC -- Financial Guaranty Insurance Corp.
FHA -- Federal Housing Administration.
FSA -- Financial Security Assurance Holding.
MBIA -- Municipal Bond Insurance Association.
NR -- Not Rated.
AMT -- Interest on security is subject to Federal Alternative Minimum Tax.

See Notes to Financial Statements.

EMERALD FLORIDA TAX-EXEMPT FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
November 30, 1995
--------------------------------------------------------------------------------

ASSETS:
  Investments in securities, at value (cost $130,478,838) ...........................  $ 139,089,994
  Receivable for capital shares issued ..............................................      1,081,698
  Interest receivable ...............................................................      2,447,854
  Receivable from Administrator .....................................................          2,413
  Deferred organization costs .......................................................          9,316
  Prepaid expenses and cash .........................................................          9,281
                                                                                       -------------
Total assets ........................................................................    142,640,556
                                                                                       -------------
LIABILITIES:
  Payable for investment securities purchased .......................................      4,375,050
  Payable for capital shares redeemed ...............................................        222,718
  Dividends payable .................................................................        165,564
  Accrued expenses and other payables:
    Investment Advisory fees ........................................................         35,577
    Shareholder and Administration Services fees (Class A and Class B Shares) .......         12,652
    Distribution expenses (Class A Shares) ..........................................         19,173
    Distribution expenses (Class B Shares) ..........................................          4,140
    Custodian and transfer agent fees ...............................................         35,576
    Other ...........................................................................         74,642
                                                                                       -------------
Total liabilities ...................................................................      4,945,092
                                                                                       -------------
NET ASSETS ..........................................................................  $ 137,695,464
                                                                                       -------------
                                                                                       -------------
Net Asset Value and Redemption Price per Share:
  Class A Shares:
    ($94,016,808/8,476,731 shares of beneficial interest issued and outstanding
     $0.001 par value, unlimited number of shares authorized) .......................  $       11.09
    Sales charge -- 4.50% of offering price .........................................           0.52
                                                                                       -------------
    Maximum Offering Price ..........................................................  $       11.61
                                                                                       -------------
                                                                                       -------------
Net Asset Value and Offering Price per Share:
  Class B Shares:
    ($9,699,452/876,199 shares of beneficial interest issued and outstanding $0.001
     par value, unlimited number of shares authorized) ..............................  $       11.07
                                                                                       -------------
                                                                                       -------------
Net Asset Value, Offering Price and Redemption Price per Share:
  Institutional Shares:
    ($33,979,204/3,062,950 shares of beneficial interest issued and outstanding
     $0.001 par value, unlimited number of shares authorized) .......................  $       11.09
                                                                                       -------------
                                                                                       -------------
COMPOSITION OF NET ASSETS:
  Shares of beneficial interest, at par .............................................  $      12,416
  Additional paid-in capital ........................................................    133,841,876
  Accumulated undistributed net investment income....................................        269,978
  Accumulated net realized losses on investment transactions ........................     (5,039,962)
  Net unrealized appreciation of investments ........................................      8,611,156
                                                                                       -------------
Net Assets, November 30, 1995 .......................................................  $ 137,695,464
                                                                                       -------------
                                                                                       -------------

------------
See Notes to Financial Statements.

EMERALD FLORIDA TAX-EXEMPT FUND
--------------------------------------------------------------------------------

Statement of Operations
For the year ended November 30, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest Income -- (includes $112,858 in dividends from investments in
  money market funds) ................................................                $  8,571,851
EXPENSES:
  Investment Advisory fees ...........................................  $   557,888
  Administration fees ................................................       69,736
  Shareholder and Administration Services fees (Class A Shares) ......      151,096
  Shareholder and Administration Services fees (Class B Shares) ......       11,406
  Distribution expenses (Class A Shares) .............................      251,826
  Distribution expenses (Class B Shares) .............................       76,047
  Transfer agent fees and expenses ...................................       99,373
  Custodian fees and expenses ........................................       87,168
  Legal fees .........................................................       16,941
  Audit fees .........................................................       45,724
  Reports to shareholders (Class A Shares) ...........................       14,340
  Reports to shareholders (Class B Shares) ...........................       13,146
  Reports to shareholders (Institutional Shares) .....................        5,278
  Organization expenses ..............................................       13,894
  Trustees' fees .....................................................       12,310
  Insurance expense ..................................................        4,777
  Registration fees ..................................................       25,434
  Other expenses .....................................................       13,788
                                                                        -----------
                                                                          1,470,172
Less: Expense reimbursements .........................................      (49,903)     1,420,269
                                                                        -----------   ------------
Net Investment Income ................................................                   7,151,582
                                                                                      ------------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS
  Net realized gains on securities transactions ......................                   2,033,503
  Net change in unrealized appreciation (depreciation) of
    investments ......................................................                  14,521,163
                                                                                      ------------
  Net Realized and Unrealized Gains on Investments ...................                  16,554,666
                                                                                      ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .................                $ 23,706,248
                                                                                      ------------
                                                                                      ------------

------------
See Notes to Financial Statements.

EMERALD FLORIDA TAX-EXEMPT FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                            YEARS ENDED
                                                                                  --------------------------------
                                                                                  NOVEMBER 30,      NOVEMBER 30,
                                                                                      1995              1994
                                                                                  -------------   ----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations
  Net investment income ........................................................  $   7,151,582   $      9,258,547
  Net realized gains (losses) on securities transactions .......................      2,033,503         (7,066,969)
  Net change in unrealized appreciation (depreciation) of investments ..........     14,521,163        (15,956,419)
                                                                                  -------------   ----------------
  Net increase (decrease) in net assets resulting from operations ..............     23,706,248        (13,764,841)
                                                                                  -------------   ----------------
Dividends to shareholders from net investment income
  Class A Shares ...............................................................     (5,123,622)        (7,715,810)
  Class B Shares ...............................................................       (349,572)          (133,289)
  Institutional Shares .........................................................     (1,678,388)        (1,409,448)
                                                                                  -------------   ----------------
Total dividends to shareholders from net investment income .....................     (7,151,582)        (9,258,547)
                                                                                  -------------   ----------------
Distributions to shareholders from net realized gains
  Class A Shares ...............................................................       --               (1,513,732)
  Class B Shares ...............................................................       --                   (5,762)
  Institutional Shares .........................................................       --                  (37,216)
                                                                                  -------------   ----------------
Total distributions to shareholders from net realized gains ....................       --               (1,556,710)
                                                                                  -------------   ----------------
Fund Share Transactions
  Net proceeds from shares subscribed ..........................................     16,413,128         73,910,188
  Net asset value of shares issued to shareholders in reinvestment of
    dividends ..................................................................      4,818,028          7,600,580
  Cost of shares redeemed ......................................................    (44,445,874)      (120,338,761)
                                                                                  -------------   ----------------
  Net decrease in net assets from Fund share transactions ......................    (23,214,718)       (38,827,993)
                                                                                  -------------   ----------------
Total Decrease .................................................................     (6,660,052)       (63,408,091)
NET ASSETS:
  Beginning of period ..........................................................    144,355,516        207,763,607
                                                                                  -------------   ----------------
  End of period (including accumulated undistributed net investment income of
    $269,978 and $269,978, respectively) .......................................  $ 137,695,464   $    144,355,516
                                                                                  -------------   ----------------
                                                                                  -------------   ----------------

------------
See Notes to Financial Statements.

EMERALD PRIME FUND
--------------------------------------------------------------------------------

Portfolio of Investments
November 30, 1995
--------------------------------------------------------------------------------

                                                      S&P/MOODY'S                           PRINCIPAL    AMORTIZED
                                                         RATING                  MATURITY    AMOUNT         COST
                                                      (UNAUDITED)       RATE       DATE       (000)       (NOTE 2)
                                                    ----------------  ---------  ---------  ---------  --------------
BANK NOTES -- 8.6%
  Bank of America, Seattle First National Medium
    Term Note* ...................................          A1/P1          5.74%  12/29/95  $  35,000  $   35,000,000
  Bank of New York (Delaware), Medium Term
    Note* ........................................          A1/P1          5.88   10/25/96     38,000      38,000,000
  Huntington National Bank-Floating Rate Bank
    Note* ........................................          A1/P1          5.82    12/1/95     35,000      35,000,000
  Nations Bank Corp-Floating Rate Medium Term Note
    * ............................................          A1/P1          5.94   12/20/95     23,850      23,874,161
  Nations Bank Texas-Floating Rate Medium Term
    Note * .......................................          A1/P1          5.87    12/1/95     25,000      25,000,000
                                                                                                       --------------

TOTAL BANK NOTES (AMORTIZED COST $156,874,161)....                                                        156,874,161
                                                                                                       --------------
BANKERS ACCEPTANCES -- 1.4%
  Fuji Bank, Ltd., Los Angeles Branch ............          A1/P1          5.81    12/6/95     10,000       9,991,931
  Fuji Bank, Ltd., Los Angeles Branch ............          A1/P1          5.79   12/11/95     15,000      14,975,875
                                                                                                       --------------

TOTAL BANKERS ACCEPTANCES (AMORTIZED COST
  $24,967,806)....................................                                                         24,967,806
                                                                                                       --------------

YANKEE CERTIFICATES OF DEPOSIT -- 14.5%
  Bank of Tokyo, Ltd., Portland, Oregon Branch ...          A1/P1          5.95   12/29/95     25,000      25,000,000
  Dai Ichi Kangyo Bank, Ltd., New York Branch ....          A1/P1          5.83   12/20/95     35,000      34,999,722
  Deutsche Bank, New York Branch .................         A1+/P1          6.05    7/25/96     35,000      35,000,000
  Fuji Bank, Ltd., New York Branch ...............          A1/P1          5.96    12/7/95     55,000      55,000,631
  Sanwa Bank, Ltd., New York Branch ..............         A1+/P1          5.94    12/7/95     12,000      12,000,138
  Sanwa Bank, Ltd., New York Branch ..............         A1+/P1          5.92   12/11/95     25,000      25,000,069
  Sumitomo Bank, Ltd., New York Branch ...........          A1/P1          5.87   12/11/95     30,000      30,000,166
  Sumitomo Bank, Ltd., New York Branch ...........          A1/P1          5.82   12/13/95     20,000      20,000,066
  Sumitomo Bank, Ltd., New York Branch ...........          A1/P1          5.86   12/27/95     25,000      25,000,180
                                                                                                       --------------

TOTAL YANKEE CERTIFICATES OF DEPOSIT (AMORTIZED
  COST $262,000,972)..............................                                                        262,000,972
                                                                                                       --------------
COMMERCIAL PAPER -- 21.8%
DOMESTIC -- 15.7%
  Alpine Securitization ..........................         A1+/P1          5.78   12/19/95     71,133      70,927,426
  Bankers Trust-Floating Rate * ..................          A1/P1          5.89    12/1/95     25,000      25,000,000
  Bear Stearns ...................................          A1/P1          5.72   12/22/95     20,000      19,933,267
  Bridgestone/Firestone ..........................          A1/P1          5.80    12/4/95     14,000      13,993,233
  Countrywide Funding ............................          A1/F1**        5.75    12/8/95     23,000      22,974,285
  Countrywide Funding ............................          A1/F1**        5.77   12/12/95     22,000      21,961,213
  Dakota SCCMT ...................................         A1+/P1          5.73    12/6/95     35,000      34,972,146
  Dynamic Funding ................................          A1/P1          5.80    12/1/95     23,200      23,200,000
  Enterprise Funding (c) .........................          A1/P1          5.77   12/26/95     13,601      13,546,501
  Ford Motor Credit Corp. ........................          A1/P1          5.70   12/22/95     38,000      37,873,650
                                                                                                       --------------
                                                                                                          284,381,721
                                                                                                       --------------

                                                      S&P/MOODY'S                           PRINCIPAL    AMORTIZED
                                                         RATING                  MATURITY    AMOUNT         COST
                                                      (UNAUDITED)       RATE       DATE       (000)       (NOTE 2)
                                                    ----------------  ---------  ---------  ---------  --------------
FOREIGN -- 6.1%
  Den Danske Bank ................................          A1/P1          5.73%  12/29/95  $  28,000  $   27,875,213
  Ontario Hydro ..................................         A1+/P1          5.69   12/29/95     35,000      34,845,106
  Yorkshire Building Society .....................          A1/P1          5.71   12/29/95     48,000      47,786,827
                                                                                                       --------------
                                                                                                          110,507,146
                                                                                                       --------------

TOTAL COMMERCIAL PAPER (AMORTIZED COST
  $394,888,867)...................................                                                        394,888,867
                                                                                                       --------------

CORPORATE OBLIGATIONS -- 30.7%
  Bankers Trust - Floating Rate Note * ...........          A1/P1          5.89    12/1/95     50,000      50,000,000
  Beta Finance - Medium Term Corporate Note
    (a) ..........................................         A1+/P1          5.97    7/17/96     35,000      35,000,000
  Beta Finance - Corporate Floating Rate Note * ..         A1+/P1          5.90    12/1/95     40,000      40,000,000
  C.S. First Boston Corp., - Medium Term Floating
    Rate Note *(a) ...............................          A1/P1          5.99     1/2/96     40,000      40,000,000
  C.S. First Boston Corp., - Extendible Floating
    Rate Note (c) * ..............................          A1/P1          5.91   12/21/95     35,000      35,000,000
  Ford Motor Credit Corp., - Medium Term Floating
    Rate Note * ..................................          A1/P1          6.06    1/15/96     40,000      40,084,758
  Goldman Sachs & Co., - Floating Rate Note * ....         A1+/P1          5.91    12/5/95     50,000      50,000,000
  PHH Corp.,- Medium Term Floating Rate Note * ...          A1/P1          5.86    12/1/95     50,000      49,989,380
  SMM Trust 1995 B - Medium Term Floating Rate
    Note * .......................................         A1+/P1          5.88    12/4/95     30,000      30,000,000
  SMM Trust 1995 N - Medium Term Floating Rate
    Note * .......................................         A1+/P1          5.93    2/15/96     35,000      35,000,000
  Steers 1994-1st USA Bank - Medium Term Floating
    Rate Note *(a) ...............................         A1+/P1          5.81   12/15/95     50,000      50,000,000
  Steers/Anagram - Floating Rate Note *(a) .......         A1+/D1+**       5.86   12/26/95     35,000      35,000,000
  Steers/Merrill Lynch - Floating Rate Note
    *(a) .........................................           F1**/P1       5.86   12/18/95     65,000      64,999,387
                                                                                                       --------------

TOTAL CORPORATE OBLIGATIONS (AMORTIZED COST
  $555,073,525)...................................                                                        555,073,525
                                                                                                       --------------

MASTER NOTE -- 2.7%
  Lehman Brothers PLC, Master Note (c) ...........          A1/D1**        5.91   12/20/95     50,000      50,000,000
                                                                                                       --------------

TOTAL MASTER NOTES (AMORTIZED COST $50,000,000)...                                                         50,000,000
                                                                                                       --------------

TIME DEPOSITS -- 6.9%
  Bank of Tokyo, Ltd., Grand Cayman Branch .......          A1/P1          5.90   12/28/95     25,000      25,000,000
  Bank of Tokyo, Ltd., Grand Cayman Branch .......          A1/P1          5.97   12/29/95     30,000      30,000,000
  Mitsubishi Bank, Ltd., London Branch ...........         A1+/P1          5.81   12/27/95     30,000      30,000,000
  South Trust Bank Variable Rate, Grand Cayman
    Branch * .....................................          A1/P1          5.81   12/29/95     40,000      40,000,000
                                                                                                       --------------

TOTAL TIME DEPOSITS (AMORTIZED COST
  $125,000,000)...................................                                                        125,000,000
                                                                                                       --------------

                                                      S&P/MOODY'S                           PRINCIPAL    AMORTIZED
                                                         RATING                  MATURITY    AMOUNT         COST
                                                      (UNAUDITED)       RATE       DATE       (000)       (NOTE 2)
                                                    ----------------  ---------  ---------  ---------  --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 3.6%
  Federal Home Loan Bank .........................        AAA/Aaa***       5.90%   7/25/96  $  30,000  $   30,000,000
  Federal National Mortgage Assoc. Variable Rate
    Medium Term Note* ............................        AAA/Aaa***       5.81    10/4/96     35,000      34,988,218
                                                                                                       --------------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (AMORTIZED COST $64,988,218)....................                                                         64,988,218
                                                                                                       --------------

TOTAL INVESTMENTS IN SECURITIES (AMORTIZED COST
  $1,633,793,549).................................                                                      1,633,793,549
                                                                                                       --------------

REPURCHASE AGREEMENTS -- 11.5%
  Merrill Lynch Securities, Inc., dated 11/30/95
    with a maturity value of $103,755,219
    (Collateralized by $164,243,682 various U.S.
    Government Agencies, 3.63% - 13.90%, 3/15/97 -
    11/25/23, market value -- $105,813,665).......                         5.95    12/1/95    103,738     103,738,073
  Salomon Brothers, dated 11/30/95, with a
    maturity value of $103,755,219 (Collateralized
    by $135,515,984 various U.S. Government
    agencies, 5.50% - 9.50%, 10/1/06 - 11/1/25,
    market value -- $106,407,853).................                         5.95    12/1/95    103,738     103,738,073
                                                                                                       --------------

TOTAL REPURCHASE AGREEMENTS (AMORTIZED COST
  $207,476,146)...................................                                                        207,476,146
                                                                                                       --------------

TOTAL INVESTMENTS (AMORTIZED COST $1,841,269,695)
  (B) -- 101.7%...................................                                                      1,841,269,695

PAYABLE TO BROKERS FOR SECURITIES PURCHASED --
  (1.9%)..........................................                                                        (35,090,411)
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.2%.....                                                          3,480,405
                                                                                                       --------------
NET ASSETS -- 100.0%..............................                                                     $1,809,659,689
                                                                                                       --------------
                                                                                                       --------------

-------------
 (a) 144a security which is restricted as to resale to institutional investors.
 (b)Cost for federal income tax and financial reporting purposes are the same.
 (c)Represents a restricted security.
  * Variable rate security. Maturity date reflects the later of the next interest rate change date or the next put date.
 **Duff Phelps or Fitch Investors ratings.
***Long-Term rating.

See Notes to Financial Statements.

EMERALD PRIME FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
November 30, 1995
--------------------------------------------------------------------------------

ASSETS:
  Investments in securities (amortized cost $1,633,793,549)...............................  $ 1,633,793,549
  Repurchase agreements (amortized cost $207,476,146).....................................      207,476,146
  Cash....................................................................................          194,531
  Interest receivable.....................................................................        9,785,378
  Prepaid expenses and other..............................................................            5,910
                                                                                            ---------------
Total assets..............................................................................    1,851,255,514
                                                                                            ---------------
LIABILITIES:
  Dividends payable.......................................................................        5,545,108
  Payable to brokers for securities purchased.............................................       35,090,411
  Accrued expenses:
    Investment Advisory fees..............................................................          272,079
    Administration fees...................................................................          131,661
    Shareholder Services fees (Emerald Service Shares)....................................          429,903
    Custodian and transfer agent fees.....................................................           71,679
    Other.................................................................................           54,984
                                                                                            ---------------
Total liabilities.........................................................................       41,595,825
                                                                                            ---------------
NET ASSETS................................................................................  $ 1,809,659,689
                                                                                            ---------------
                                                                                            ---------------
Shares Outstanding ($0.001 par value, unlimited number of shares authorized):
  Emerald Shares..........................................................................      462,636,209
  Emerald Service Shares..................................................................      901,831,725
  Investor Shares.........................................................................      444,841,816
                                                                                            ---------------
Total Shares Outstanding..................................................................    1,809,309,750
                                                                                            ---------------
                                                                                            ---------------
Net Asset Value, offering price and redemption price per share:
  Emerald Shares..........................................................................  $          1.00
  Emerald Service Shares..................................................................             1.00
  Investor Shares.........................................................................             1.00
                                                                                            ---------------
                                                                                            ---------------
COMPOSITION OF NET ASSETS:
  Shares of beneficial interest, at par...................................................  $     1,809,310
  Additional paid-in capital..............................................................    1,807,500,440
  Accumulated net realized gains on investment transactions...............................          349,939
                                                                                            ---------------
Net Assets, November 30, 1995.............................................................  $ 1,809,659,689
                                                                                            ---------------
                                                                                            ---------------

------------
See Notes to Financial Statements.

EMERALD PRIME FUND
--------------------------------------------------------------------------------

Statement of Operations
For the year ended November 30, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest......................................................................                  $  97,394,992
EXPENSES:
  Investment Advisory fees......................................................  $   4,036,274
  Administration fees...........................................................      1,451,221
  Shareholder Services fees (Emerald Service Shares)............................      2,814,354
  Distribution expenses (Investor Shares).......................................      1,523,904
  Transfer agent fees and expenses..............................................        107,225
  Custodian fees and expenses...................................................        501,967
  Insurance expense.............................................................         47,414
  Legal fees....................................................................         18,603
  Audit fees....................................................................         39,423
  Reports to shareholders (Investor Shares).....................................        122,497
  Reports to shareholders (Emerald Shares)......................................         17,371
  Reports to shareholders (Emerald Service Shares)..............................         12,162
  Trustees' fees................................................................         12,767
  Registration fees.............................................................         50,203
  Organization costs............................................................            571
  Other expenses................................................................         47,358
                                                                                  -------------
                                                                                     10,803,314
  Less: Fee waivers and expense reimbursements..................................       (392,096)     10,411,218
                                                                                  -------------   -------------
Net Investment Income:..........................................................                     86,983,774
REALIZED GAINS ON INVESTMENTS:
  Net realized gains on securities transactions.................................                        410,900
                                                                                                  -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................                  $  87,394,674
                                                                                                  -------------
                                                                                                  -------------

------------
See Notes to Financial Statements.

EMERALD PRIME FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                   YEARS ENDED
                                                                        ----------------------------------
                                                                         NOVEMBER 30,       NOVEMBER 30,
                                                                             1995               1994
                                                                        ---------------   ----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations
  Net investment income...............................................  $    86,983,774   $     51,203,807
  Net realized gains (losses) on securities transactions..............          410,900         (4,215,244)
                                                                        ---------------   ----------------
  Net increase in net assets resulting from operations................       87,394,674         46,988,563
                                                                        ---------------   ----------------
Dividends to shareholders from net investment income
  Emerald Shares......................................................      (28,634,317)       (20,344,804)
  Emerald Service Shares..............................................      (42,688,668)       (24,761,375)
  Investor Shares.....................................................      (15,660,789)        (6,097,628)
                                                                        ---------------   ----------------
Total dividends to shareholders from net investment income............      (86,983,774)       (51,203,807)
                                                                        ---------------   ----------------
Fund Share Transactions (at $1.00 per share)
  Net proceeds from shares subscribed.................................    5,168,375,553      5,443,207,056
  Net asset value of shares issued to shareholders in reinvestment of
    dividends and distributions.......................................       21,301,269         10,425,249
  Cost of shares redeemed.............................................   (4,836,350,261)    (5,308,737,968)
                                                                        ---------------   ----------------
  Net increase in net assets from Fund share transactions.............      353,326,561        144,894,337
                                                                        ---------------   ----------------
Increase due to voluntary capital contribution........................        --                 4,257,069
                                                                        ---------------   ----------------
Total Increase........................................................      353,737,461        144,936,162
NET ASSETS:
  Beginning of period.................................................    1,455,922,228      1,310,986,066
                                                                        ---------------   ----------------
  End of period.......................................................  $ 1,809,659,689   $  1,455,922,228
                                                                        ---------------   ----------------
                                                                        ---------------   ----------------

------------
See Notes to Financial Statements.

EMERALD TREASURY FUND
--------------------------------------------------------------------------------

Portfolio of Investments
November 30, 1995
--------------------------------------------------------------------------------

                                                                                               PRINCIPAL    AMORTIZED
                                                                                    MATURITY    AMOUNT        COST
                                                                          RATE        DATE       (000)      (NOTE 2)
                                                                       -----------  ---------  ---------  -------------
SHORT-TERM INVESTMENTS -- 100.2%
U.S. GOVERNMENT OBLIGATIONS -- 41.2%
U.S. TREASURY BILLS -- 18.3%
  U.S. Treasury Bill.................................................       5.64%+   12/21/95  $  50,000  $  49,844,722
  U.S. Treasury Bill.................................................       5.29+      3/7/96    100,000     98,571,271
                                                                                                          -------------
                                                                                                            148,415,993
                                                                                                          -------------
U.S. TREASURY NOTES -- 22.9%
  U.S. Treasury Note.................................................       4.00      1/31/96     75,000     74,789,094
  U.S. Treasury Note.................................................       4.63      2/15/96     35,000     34,927,637
  U.S. Treasury Note.................................................       4.63      2/29/96     25,000     24,941,084
  U.S. Treasury Note.................................................       9.38      4/15/96     50,000     50,676,676
                                                                                                          -------------
                                                                                                            185,334,491
                                                                                                          -------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
  (AMORTIZED COST $333,750,484)......................................                                       333,750,484
                                                                                                          -------------

REPURCHASE AGREEMENTS -- 59.0%
  CS First Boston Corp., dated 11/30/95, with a maturity value of
     $40,006,556 (Collateralized by $36,545,000 U.S. Treasury Notes,
    8.88%, 2/15/99, market value - $40,994,173)......................       5.90      12/1/95     40,000     40,000,000
  Fuji Securities, Inc., dated 11/30/95, with a maturity value of
     $74,197,115 (Collateralized by $144,660,000 various U.S.
    Government securities, 0.00% - 12.75% 4/30/96 - 2/15/23, market
    value - $75,669,761).............................................       5.90      12/1/95     74,185     74,184,957
  J.P. Morgan Securities, dated 11/30/95, with a maturity value of
     $40,006,556 (Collateralized by $37,218,000 U.S. Treasury Notes,
    8.25%, 7/15/98, market value - $41,951,664)......................       5.90      12/1/95     40,000     40,000,000
  Merrill Lynch Securities, Inc., dated 11/30/95, with a maturity value of $74,197,116 (Collateralized by $168,004,000 U.S.
    Treasury Stripped Notes, 5.75% - 12.00%, 2/15/96 -2/15/20, market
    value - $75,669,442).............................................       5.90      12/1/95     74,185     74,184,958
  Morgan Stanley & Co., dated 11/30/95, with a maturity value of
     $150,096,833 (Collateralized by $184,699,338 Government National
    Mortgage Assoc., 6.50% - 8.50%, 1/1/00 - 3/20/25, market value -
     $154,946,737)...................................................       5.81      12/4/95    150,000    150,000,000
  Prudential Securities, Inc., dated 11/30/95, with a maturity value of $40,006,544 (Collateralized by $50,437,000 various U.S.
     Treasury securities, 0.00% - 6.88%, 4/30/97 - 6/15/23, market
    value - $40,800,025).............................................       5.89      12/1/95     40,000     40,000,000
  Sanwa BGK Securities, dated 11/30/95, with a maturity value of
     $60,009,833 (Collateralized by $59,233,000 U.S. Treasury Notes
    and Bills, 0.00% - 6.88%, 9/19/96 - 2/15/03, market value -
     $61,200,163)....................................................       5.90      12/1/95     60,000     60,000,000
                                                                                                          -------------
TOTAL REPURCHASE AGREEMENTS (AMORTIZED COST $478,369,915)............                                       478,369,915
                                                                                                          -------------
TOTAL INVESTMENTS (AMORTIZED COST $812,120,399) (A) -- 100.2%........                                       812,120,399
LIABILITIES IN EXCESS OF ASSETS -- (0.2%)............................                                        (1,072,574)
                                                                                                          -------------
NET ASSETS -- 100.0%.................................................                                     $ 811,047,825
                                                                                                          -------------
                                                                                                          -------------

---------------
+ Effective yield at date of issuance.
(a)Cost for federal income tax and financial reporting purposes are the same.

See Notes to Financial Statements.

EMERALD TREASURY FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
November 30, 1995
--------------------------------------------------------------------------------

ASSETS:
  Investments in securities (amortized cost $333,750,484)............................  $ 333,750,484
  Repurchase agreements (amortized cost $478,369,915)................................    478,369,915
  Interest receivable................................................................      2,449,984
  Prepaid expenses and other.........................................................         20,572
                                                                                       -------------
Total assets.........................................................................    814,590,955
                                                                                       -------------
LIABILITIES:
  Dividends payable..................................................................      3,090,411
  Accrued expenses and other payables:
    Investment Advisory fees.........................................................        136,024
    Administration fees..............................................................         40,287
    Shareholder Services fees (Emerald Service Shares)...............................        152,403
    Distribution expenses (Investor Shares)..........................................         17,401
    Custodian and transfer agent fees................................................         46,207
    Other............................................................................         60,397
                                                                                       -------------
Total liabilities....................................................................      3,543,130
                                                                                       -------------
NET ASSETS...........................................................................  $ 811,047,825
                                                                                       -------------
                                                                                       -------------
Shares Outstanding ($0.001 par value, unlimited number of shares authorized):
  Emerald Shares.....................................................................    236,482,130
  Emerald Service Shares.............................................................    525,808,234
  Investor Shares....................................................................     49,065,263
                                                                                       -------------
                                                                                       -------------
Total Shares Outstanding.............................................................    811,355,627
                                                                                       -------------
                                                                                       -------------
Net Asset Value, offering price and redemption price per share:
  Emerald Shares.....................................................................  $        1.00
  Emerald Service Shares.............................................................           1.00
  Investor Shares....................................................................           1.00
                                                                                       -------------
                                                                                       -------------
COMPOSITION OF NET ASSETS:
  Shares of beneficial interest, at par..............................................  $     811,356
  Additional paid-in capital.........................................................    810,544,271
  Accumulated net realized losses on investment transactions.........................       (307,802)
                                                                                       -------------
Net Assets, November 30, 1995........................................................  $ 811,047,825
                                                                                       -------------
                                                                                       -------------

-------------
See Notes to Financial Statements.

EMERALD TREASURY FUND
--------------------------------------------------------------------------------

Statement of Operations
For the year ended November 30, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:                                                                     $  48,196,732
                                                                                       -------------
EXPENSES:
  Investment Advisory fees............................................  $  2,049,210
  Administration fees.................................................       797,128
  Shareholder Services fees (Emerald Service Shares)..................     1,898,193
  Distribution expenses (Investor Shares).............................       200,869
  Transfer agent fees and expenses....................................        81,992
  Custodian fees and expenses.........................................       339,437
  Insurance expense...................................................        50,294
  Legal fees..........................................................        17,344
  Audit fees..........................................................        29,474
  Reports to shareholders (Emerald Shares)............................         2,808
  Reports to shareholders (Emerald Service Shares)....................        10,095
  Reports to shareholders (Investor Shares)...........................        39,058
  Trustees' fees......................................................        12,448
  Other expenses......................................................        53,738
                                                                        ------------
                                                                           5,582,088
Less: Fee waivers and expense reimbursements..........................      (225,991)      5,356,097
                                                                        ------------   -------------
Net Investment Income.................................................                    42,840,635
REALIZED LOSSES ON INVESTMENTS:
  Net realized losses on securities transactions......................                      (195,517)
                                                                                       -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................                 $  42,645,118
                                                                                       -------------
                                                                                       -------------

------------
See Notes to Financial Statements.

EMERALD TREASURY FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                             YEARS ENDED
                                                                                  ---------------------------------
                                                                                   NOVEMBER 30,      NOVEMBER 30,
                                                                                       1995              1994
                                                                                  --------------   ----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations
  Net investment income.........................................................  $   42,840,635   $     31,451,367
  Net realized losses on securities transactions................................        (195,517)           (71,013)
                                                                                  --------------   ----------------
  Net increase in net assets resulting from operations..........................      42,645,118         31,380,354
                                                                                  --------------   ----------------
Dividends to shareholders from net investment income
  Emerald Shares................................................................     (13,077,345)       (14,395,122)
  Emerald Service Shares........................................................     (27,761,370)       (16,162,692)
  Investor Shares...............................................................      (2,001,920)          (893,553)
                                                                                  --------------   ----------------
Total dividends to shareholders from net investment income......................     (42,840,635)       (31,451,367)
                                                                                  --------------   ----------------
Fund Share Transactions (at $1.00 per Share)
  Net proceeds from shares subscribed...........................................   2,613,725,098      2,482,018,262
  Net asset value of shares issued to shareholders in reinvestment of
    dividends...................................................................       3,365,762          1,616,555
  Cost of shares redeemed.......................................................  (2,714,202,606)    (2,501,757,721)
                                                                                  --------------   ----------------
Net decrease in net assets from Fund share transactions.........................     (97,111,746)       (18,122,904)
                                                                                  --------------   ----------------
Total Decrease..................................................................     (97,307,263)       (18,193,917)
NET ASSETS:
  Beginning of period...........................................................     908,355,088        926,549,005
                                                                                  --------------   ----------------
  End of period.................................................................  $  811,047,825   $    908,355,088
                                                                                  --------------   ----------------
                                                                                  --------------   ----------------

------------
See Notes to Financial Statements.

EMERALD TAX-EXEMPT FUND
--------------------------------------------------------------------------------

Portfolio of Investments
November 30, 1995
--------------------------------------------------------------------------------

                                                           MOODY'S/S&P                           PRINCIPAL     AMORTIZED
                                                            RATINGS+                 MATURITY     AMOUNT         COST
                                                           (UNAUDITED)      RATE       DATE        (000)       (NOTE 2)
                                                         ---------------  ---------  ---------  -----------  -------------
MUNICIPAL SECURITIES -- 99.7%
ALABAMA -- 2.5%
  Birmingham General Obligation (LC First Alabama
    Bank)*.............................................      VMIG1/Aa2         3.70%   12/7/95   $   3,000   $   3,000,000
                                                              A-1+/AA
  Homewood Industrial Dev. Bd., Revenue Bonds, Keebler
    Co. Proj. (LC Northern Trust)*.....................         NR/NR          3.85    12/7/95         560         560,000
                                                                NR/NR
  Montgomery Cnty, PC & Solid Waste Dis. Rev. Ref.
    Bonds, General Electric Co. Proj., Series 1990.....        P-1/Aaa         3.75   12/14/95       1,300       1,300,000
                                                                                                             -------------
                                                              A-1+/AAA                                           4,860,000
                                                                                                             -------------

ALASKA -- 2.0%
  Anchorage Higher Educational Revenue, Alaska Pacific
    Univ. (LC Seattle First National Bank)*............         NR/NR          3.90    12/7/95       3,900       3,900,000
                                                                                                             -------------
                                                              A-1+/AA-

ARIZONA -- 3.3%
  Salt River Project, Ag. Imp. & Pwr. Dist.............        P-1/NR          3.80    12/8/95       2,450       2,450,000
                                                              A-1+/NR

  Salt River Project, Ag. Imp. & Pwr. Dist.............        P-1/NR          3.75   12/14/95       4,000       4,000,000
                                                                                                             -------------
                                                              A-1+/NR                                            6,450,000
                                                                                                             -------------

COLORADO -- 0.6%
  Pitkin County, Industrial Development, Aspen Skiing
    Co. Project, Ser. B (AMT) (LC First National Bank
    Chicago)*..........................................         NR/NR          3.95    12/1/95       1,200       1,200,000
                                                                                                             -------------
                                                               A-1/A+

DISTRICT OF COLUMBIA -- 1.1%
  District of Columbia, American University (LC
    National Westminster)*.............................      VMIG1/Aa2         3.65    12/7/95       2,200       2,200,000
                                                                                                             -------------
                                                                NR/NR

FLORIDA -- 4.8%
  City of Jacksonville, Commercial Paper Notes.........        P-1/NR          3.80   12/13/95       1,500       1,500,000
                                                               A-1/NR
  City of Jacksonville Pollution Auth. Rev. Ref. Bonds,
    Florida Pwr. & Light Co. Proj......................        P-1/A1          3.70   12/15/95       8,000       8,000,000
                                                                                                             -------------
                                                               A-1/AA-                                           9,500,000
                                                                                                             -------------

                                                           MOODY'S/S&P                           PRINCIPAL     AMORTIZED
                                                            RATINGS+                 MATURITY     AMOUNT         COST
                                                           (UNAUDITED)      RATE       DATE        (000)       (NOTE 2)
                                                         ---------------  ---------  ---------  -----------  -------------
GEORGIA -- 5.2%
  Burke County Development Auth. Adj. Tender PC Rev.
    Ref. Bds., Ogelthorpe Power Corp. (LC - Credit
    Suisse)*...........................................        P-1/Aa1         3.75%   2/13/96   $   3,300   $   3,300,000
                                                              A-1+/AA+
  Columbia County, Elderly Auth., Residential Care
    Facility Rev., Augusta Residential Ctr. on Aging
    (LC Trust Co. Bank, Atlanta)*......................      VMIG1/Aa3         3.75    12/7/95       3,000       3,000,000
                                                                NR/NR
  Fulton County Development Auth. Rev., Georgia Tech.
    Athletic Assn., Inc. (LC Trust Co. Bank,
    Atlanta)*..........................................         NR/Aa3         3.75    12/7/95       3,000       3,000,000
                                                                NR/NR
  Municipal Gas Auth. of Georgia, Gas Rev. Bonds, Ser.
    B (LC Wachovia Bank)...............................      VMIG1/Aa2         3.90    3/14/96       1,000       1,000,000
                                                                                                             -------------
                                                                NR/NR                                           10,300,000
                                                                                                             -------------

ILLINOIS -- 15.9%
  Cook County General Obligation, Capital Equipment,
    Ser. A*............................................      VMIG1/MIG1        3.80    12/7/95       1,800       1,800,000
                                                               A-1/A+
  Illinois Educational Facs. Auth. Rev., DePaul Univ.,
    Ser. 1992 CP-1 (LC Sanwa Bank, Chicago)*...........      VMIG1/Aa3         4.05    12/7/95       2,300       2,300,000
                                                              A-1+/AA-
  Illinois Educational Facs. Auth. Rev., Field Museum
    Nat. Hist. (LC Sanwa Bank)*........................      VMIG1/Aa3         4.00    12/7/95       5,700       5,700,000
                                                                NR/NR
  Illinois Health Fac. Auth., Revolving Fund,
    University of Chicago..............................      VMIG1/Aaa         3.90     2/8/96       8,400       8,400,000
                                                              A-1+/AA
  Illinois Health Fac. Auth. Rev., Franciscan Sisters
    Health*............................................      VMIG1/A           4.10    12/1/95       2,850       2,850,000
                                                                NR/NR
  Illinois Health Fac. Auth. Rev., Elmhurst Memorial
    Hospital, Series B*................................      VMIG1/A1          4.10    12/1/95       1,950       1,950,000
                                                                NR/NR
  Rockton Village Industrial Project Rev., Specialty
    Equipment Co., Inc. Project, Ser. 1994, (AMT) (LC
    Barclays Bank)*....................................         NR/NR          4.00    12/7/95       2,300       2,300,000
                                                              A-1+/AA
  Village of Hillside, Econ. Dev. Rev., L&J
    Technologies Proj., Ser. 94 (AMT) (LC Northern
    Trust)*............................................         NR/NR          4.00    12/7/95       6,000       6,000,000
                                                                                                             -------------
                                                              A-1+/AA-                                          31,300,000
                                                                                                             -------------

INDIANA -- 6.4%
  Evansville Industrial Dev. Auth., Keebler Co. Proj.,
    Ser. 93 (LC - Northern Trust)*.....................         NR/NR          3.85    12/7/95         505         505,000
                                                                NR/NR
  Gary Environmental Improvement Rev., U.S. Steel
    Corp., Ser. 84 (LC Bank of Nova Scotia)*...........         P1/Aa3         3.90   12/15/95       1,000       1,000,000
                                                              A-1+/AA-

                                                           MOODY'S/S&P                           PRINCIPAL     AMORTIZED
                                                            RATINGS+                 MATURITY     AMOUNT         COST
                                                           (UNAUDITED)      RATE       DATE        (000)       (NOTE 2)
                                                         ---------------  ---------  ---------  -----------  -------------
INDIANA -- (CONTINUED)
  Indiana Dev. Fin. Auth. Rev. Mid America Project.
    (AMT) (LC Union Bank of Switzerland)*..............         NR/NR          4.10%   12/7/95   $   5,000   $   5,000,000
                                                              A-1+/AAA
  Indiana Health Fac. Financing Auth. Rev. (LC Comerica
    Bank)*.............................................      VMIG1/A1          3.90    12/7/95       1,400       1,400,000
                                                                NR/NR
  Indiana Hospital Equipment Financing Auth., Ser. 85-A
    (MBIA Insured)*....................................      VMIG1/Aaa         3.90    12/7/95       4,800       4,800,000
                                                                                                             -------------
                                                               A-1/AAA                                          12,705,000
                                                                                                             -------------

KENTUCKY -- 1.0%
  Kentucky Housing Corp., Housing Rev., Ser. E AMT*....      VMIG1/Aaa         3.70%  12/20/95       2,000       2,000,000
                                                                                                             -------------
                                                              A-1+/AAA

LOUISIANA -- 14.4%
  Calcasieu Parish Industrial Dev. Environmental Rev.,
    Citgo Petroleum Corp. (AMT) (LC Banque Nationale de
    Paris)*............................................      VMIG1/Aa3         3.90    12/1/95       1,000       1,000,000
                                                                NR/NR
  Jefferson Parish Hospital Service Dist. No. 1, West
    Jefferson Medical Center (LC Citibank, New
    York)*.............................................      VMIG1/Aa3         3.75    12/7/95      10,070      10,070,000
                                                               A-1/AA-
  Lake Charles District Port. Fac. Rev., Citgo
    Petroleum Corp., Ser. 1984 (LC West Deutsche
    Landesbank)*.......................................         P1/Aa1         3.65    12/7/95       3,300       3,300,000
                                                                NR/NR
  Louisiana Public Facility Auth. Rev., College & Univ.
    Equip. & Cap., Ser. A (FGIC Insured)*..............      VMIG1/Aaa         3.60    12/7/95       4,500       4,500,000
                                                               A-1/AAA
  Louisiana Public Facility Auth. Rev., Multifamily
    Mortgage, Edgewood, General Electric Capital
    Guaranty*..........................................         NR/NR          3.70    12/7/95       2,200       2,200,000
                                                              A-1+/AAA
  Plaquemines Port, Harbor & Terminal, Electro-Coal
    Transfer Corp., Ser. 1985C.........................         P1/NR          3.90   12/12/95       2,000       2,000,000
                                                               A-1/NR
  Plaquemines Port, Harbor & Terminal, Electro-Coal
    Transfer Corp., Ser. 1985C.........................         P1/NR          3.90    2/23/96       5,275       5,275,000
                                                                                                             -------------
                                                               A-1/NR                                           28,345,000
                                                                                                             -------------

MARYLAND -- 2.8%
  Baltimore County, Ser. 1995..........................        P-1/NR          3.80   12/11/95       5,500       5,500,000
                                                                                                             -------------
                                                              A-1+/NR

MAINE -- 3.3%
  Bailesyville PCR Bonds, Georgia Pacific Corp., (LC
    Bank of Tokyo)*....................................        P-1/Aa3         3.88    12/7/95       6,500       6,500,000
                                                                                                             -------------
                                                                NR/NR

                                                           MOODY'S/S&P                           PRINCIPAL     AMORTIZED
                                                            RATINGS+                 MATURITY     AMOUNT         COST
                                                           (UNAUDITED)      RATE       DATE        (000)       (NOTE 2)
                                                         ---------------  ---------  ---------  -----------  -------------
MISSOURI -- 3.6%
  Missouri Health & Education Fac. SSM Health Care (LC
    Mitsubishi Bank, Ltd.)*............................      VMIG1/Aa3         4.00%   12/1/95   $   5,000   $   5,000,000
                                                                NR/NR
  Missouri Hsg. Dev. Comm. Rev., Single Family Mtge.
    Rev., Ser. 1995 D (AMT)............................         NR/NR          4.20    11/1/96       2,000       2,000,000
                                                                                                             -------------
                                                              A-1+/AAA                                           7,000,000
                                                                                                             -------------

MINNESOTA -- 0.7%
  Becker Pollution Control Rev. Northern States Power
    Co., Ser. 1993A....................................      VMIG1/NR          3.60    5/10/96       1,400       1,400,000
                                                                                                             -------------
                                                               A-1/NR

NEBRASKA -- 1.0%
  Nebraska Invt. Fin. Auth., Indl. Dev. Rev., Fremont
    Beef Project (LC Sanwa Bank Ltd.)*.................        P-1/NR          4.25    12/7/95       2,000       2,000,000
                                                                                                             -------------
                                                                NR/NR

NEW YORK -- 4.9%
  New York City General Obligation, Tax Anticipation
    Notes, Ser. 1996A..................................       MIG1/NR          4.50    2/15/96       9,700       9,713,012
                                                                                                             -------------
                                                             SP-1+/NR

NORTH DAKOTA -- 0.2%
  Grand Forks Health Care Facs. United Hosp. Oblig.
    Group Project (LC Fuji Bank Ltd., Chicago)*........      VMIG1/A1          4.10    12/1/95         500         500,000
                                                                                                             -------------
                                                                NR/NR

OHIO -- 0.5%
  Summit County Industrial Dev. Auth., Keebler Co.
    Project, Ser. 93 (LC Northern Trust)*..............         NR/NR          3.85    12/7/95         995         995,000
                                                                                                             -------------
                                                                NR/NR

PENNSYLVANIA -- 0.3%
  Columbia County, Industrial Dev. Auth. Rev., Kleerdex
    Co. Proj., (AMT) Ser. 90, (LC Bank of Tokyo)*......         NR/NR          4.30    12/7/95         700         700,000
                                                                                                             -------------
                                                               A-1/A+

SOUTH CAROLINA -- 2.0%
  South Carolina Public Service Commercial Paper
    Notes..............................................        P-1/NR          3.80   12/13/95       4,000       4,000,000
                                                                                                             -------------
                                                               A-1/NR

TENNESSEE -- 0.8%
  Sullivan County Industrial Dev. Board Modern Forge
    Project, (AMT), Ser. 90, (LC - Northern Trust)*....         NR/NR          4.00    12/7/95       1,500       1,500,000
                                                                                                             -------------
                                                              A-1+/AA-

                                                           MOODY'S/S&P                           PRINCIPAL     AMORTIZED
                                                            RATINGS+                 MATURITY     AMOUNT         COST
                                                           (UNAUDITED)      RATE       DATE        (000)       (NOTE 2)
                                                         ---------------  ---------  ---------  -----------  -------------
TEXAS -- 14.6%
  Board of Regents of the University of Texas, Comm.
    Paper Notes........................................        P-1/NR          3.80%  12/15/95   $   9,800   $   9,800,000
                                                              A-1+/NR
  Brazos River Harbor Navigation, Dist. (AMT) Harbor
    Rev., Dow Chemical Project 1992, Ser. A.*..........         P1/A1          3.90    12/1/95         500         500,000
                                                               A-1/A

  City of Houston Ser. A, Commercial Paper Notes.......        P-1/NR          3.75     3/7/96       3,700       3,700,000
                                                              A-1+/NR

  City of Houston, Ser. 93-E*..........................      VMIG1/Aa          4.00     4/1/96       1,700       1,700,000
                                                              A-1+/AA-
  Gulf Coast Industrial Dev. Auth., Marine Term. Rev.,
    Ser. 1993, Amoco Oil Co. Project (AMT)*............        P-1/Aa1         3.80    12/1/95       1,100       1,100,000
                                                              A-1+/AAA
  Gulf Coast Industrial Dev. Auth., Solid Waste
    Disposal Rev., Citgo Petroleum Corp. (LC
    NationsBank, Texas) (AMT)*.........................      VMIG1/A1          3.85    12/1/95       1,100       1,100,000
                                                                NR/NR
  San Antonio Water System Commercial Paper Notes, Ser.
    1995...............................................        P-1/NR          3.80    12/8/95       3,700       3,700,000
                                                               A-1/NR
  Tarrant County Housing Fin. Corp., Multifamily
    Hsg.-Sf. Apts. Projects (LC Societe Generale)*.....      VMIG1/Aa2         3.65    12/7/95       4,050       4,050,000
                                                                NR/NR

  Texas Tax & Revenue Anticipation Notes, Ser. A.......       MIG1/NR          4.75    8/30/96       1,900       1,908,864
                                                             SP-1+/NR

  Texas A & M University Board of Regents, Ser. B......        P-1/NR          3.90    2/28/96       1,200       1,200,000
                                                                                                             -------------
                                                              A-1+/NR                                           28,758,864
                                                                                                             -------------

UTAH -- 1.0%
  Intermountain Power Agy., Pwr. Supply Rev., Ser. A
    (Pre-Refunded on 7/1/96 @ 102).....................        AAA/NR          7.75     7/1/96       1,925       2,005,814
                                                                                                             -------------
                                                               AA-/NR

VERMONT -- 3.5%
  Vermont General Obligation, Commercial Paper Notes,
    Ser. F.............................................         P1/NR          3.85   12/13/95       6,900       6,900,000
                                                                                                             -------------
                                                              A-1+/NR

VIRGINIA -- 2.5%
Louisa County, Industrial Development Auth. (LC
  NationsBank, Virginia)*..............................         NR/NR          3.75    12/7/95       5,000       5,000,000
                                                                                                             -------------
                                                               A-1/A+

                                                           MOODY'S/S&P                           PRINCIPAL     AMORTIZED
                                                            RATINGS+                 MATURITY     AMOUNT         COST
                                                           (UNAUDITED)      RATE       DATE        (000)       (NOTE 2)
                                                         ---------------  ---------  ---------  -----------  -------------
WASHINGTON -- 0.8%
  Pierce County Economic Dev. Corp., Dock & Wharf Fac.
    Rev., SCS Industries Project (LC Bank of Tokyo,
    Portland)*.........................................         P1/NR          4.25%   12/7/95   $   1,000   $   1,000,000
                                                                NR/NR
  Washington Health Care Facs. Auth. Rev., Fred
    Hutchinson Cancer, Ser. A (LC Morgan Guaranty
    Trust)*............................................      VMIG1/Aa1         3.90    12/1/95         600         600,000
                                                                                                             -------------
                                                                NR/NR                                            1,600,000
                                                                                                             -------------

TOTAL MUNICIPAL SECURITIES (AMORTIZED COST
  $196,832,690)(A) -- 99.7%............................                                                        196,832,690

OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.3%..........                                                            611,661
                                                                                                             -------------

NET ASSETS -- 100.0%...................................                                                      $ 197,444,351
                                                                                                             -------------
                                                                                                             -------------

---------------
 + The ratings provided consist of short-term and long-term ratings for both
   Moody's and S&P. The rating consists of the short-term/long-term Moody's ratings and the second consists of short-term/long-term S&P ratings.
 * Variable rate security. Maturity date reflects the later of the next rate change date or the next put date.
(a) Cost for federal income tax and financial reporting purposes are the same. FGIC -- Financial Guaranty Insurance Corp.
LC -- Letter of credit.
AMT -- Interest on security is subject to Federal Alternative Minimum Tax.
NR -- Not rated.

See Notes to Financial Statements.

EMERALD TAX-EXEMPT FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
November 30, 1995
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (amortized cost $196,832,690) ............................  $ 196,832,690
  Cash ..............................................................................         74,687
  Interest receivable ...............................................................      1,160,697
  Prepaid expenses and other ........................................................          8,494
                                                                                       -------------

Total assets ........................................................................    198,076,568
                                                                                       -------------

LIABILITIES:
  Dividends payable .................................................................        479,529
  Accrued expenses and other payables:
    Investment Advisory fees ........................................................         14,627
    Administration fees .............................................................         14,627
    Distribution expenses (Investor Shares) .........................................         13,830
    Shareholder Services fees (Emerald Service Shares) ..............................         23,141
    Custodian and transfer agent fees ...............................................         16,689
    Other ...........................................................................         69,774
                                                                                       -------------

Total liabilities ...................................................................        632,217
                                                                                       -------------

NET ASSETS ..........................................................................  $ 197,444,351
                                                                                       -------------
                                                                                       -------------

Shares Outstanding ($0.001 par value, unlimited number of shares authorized):
    Emerald Shares ..................................................................    156,377,768
    Emerald Service Shares ..........................................................      2,855,359
    Investor Shares .................................................................     38,242,869
                                                                                       -------------

Total Shares Outstanding ............................................................    197,475,996
                                                                                       -------------
                                                                                       -------------

Net Asset Value, offering price and redemption price per share:
  Emerald Shares ....................................................................  $        1.00
  Emerald Service Shares ............................................................           1.00
  Investor Shares ...................................................................           1.00
                                                                                       -------------
                                                                                       -------------

COMPOSITION OF NET ASSETS:
  Shares of beneficial interest, at par .............................................  $     197,476
  Additional paid-in capital ........................................................    197,278,520
  Accumulated net realized losses on investment transactions ........................        (31,645)
                                                                                       -------------

Net Assets, November 30, 1995 .......................................................  $ 197,444,351
                                                                                       -------------
                                                                                       -------------

------------
See Notes to Financial Statements.

EMERALD TAX-EXEMPT FUND
--------------------------------------------------------------------------------

Statement of Operations
For the year ended November 30, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest .............................................................                $ 7,971,839

EXPENSES:
  Investment Advisory fees ...........................................  $   506,689
  Administration fees ................................................      304,013
  Distribution expenses (Investor Shares) ............................      188,796
  Shareholder Services fees (Emerald Service Shares) .................       10,478
  Transfer agent fees and expenses ...................................       61,637
  Custodian fees and expenses ........................................       85,061
  Reports to shareholders (Emerald Shares) ...........................        4,269
  Reports to shareholders (Emerald Service Shares) ...................        7,571
  Reports to shareholders (Investor Shares) ..........................       40,796
  Legal and audit fees ...............................................       53,387
  Trustees' fees .....................................................       12,266
  Insurance expense ..................................................        6,684
  Registration fees ..................................................       20,660
  Organization fees ..................................................          571
  Other expenses .....................................................       11,281
                                                                        -----------
                                                                          1,314,159
Less: Fee waivers and expense reimbursements .........................     (309,650)    1,004,509
                                                                        -----------   -----------
Net Investment Income ................................................                  6,967,330

REALIZED LOSSES ON INVESTMENTS:
  Net realized losses on securities transactions .....................                       (903)
                                                                                      -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .................                $ 6,966,427
                                                                                      -----------
                                                                                      -----------

------------
See Notes to Financial Statements.

EMERALD TAX-EXEMPT FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                             YEARS ENDED
                                                                                  ---------------------------------
                                                                                   NOVEMBER 30,      NOVEMBER 30,
                                                                                       1995              1994
                                                                                  --------------   ----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations
  Net investment income ........................................................  $    6,967,330   $      4,494,772
  Net realized losses on securities transactions ...............................            (903)            (3,430)
                                                                                  --------------   ----------------
  Net increase in net assets resulting from operations .........................       6,966,427          4,491,342
                                                                                  --------------   ----------------
Dividends to shareholders from net investment income
  Emerald Shares ...............................................................      (5,722,875)        (3,682,883)
  Emerald Service Shares .......................................................         (95,436)           (61,167)
  Investor Shares ..............................................................      (1,149,019)          (750,722)
                                                                                  --------------   ----------------
Total dividends to shareholders from net investment income .....................      (6,967,330)        (4,494,772)
                                                                                  --------------   ----------------
Fund Share Transactions (at $1.00 per share)
  Net proceeds from shares subscribed ..........................................     504,374,576        528,918,517
  Net asset value of shares issued to shareholders in reinvestment of
    dividends ..................................................................       1,626,585            856,850
  Cost of shares redeemed ......................................................    (513,562,638)      (518,386,286)
                                                                                  --------------   ----------------
  Net increase (decrease) in net assets from Fund share transactions ...........      (7,561,477)        11,389,081
                                                                                  --------------   ----------------
Total Increase (Decrease) ......................................................      (7,562,380)        11,385,651

NET ASSETS:
  Beginning of period ..........................................................     205,006,731        193,621,080
                                                                                  --------------   ----------------
  End of period ................................................................  $  197,444,351   $    205,006,731
                                                                                  --------------   ----------------
                                                                                  --------------   ----------------

------------
See Notes to Financial Statements.

EMERALD FUNDS
--------------------------------------------------------------------------------

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 -- GENERAL

Emerald Funds (the "Trust") was organized as a Massachusetts business trust on March 15, 1988. The Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust operates as a series company currently comprising thirteen portfolios. The accompanying financial statements and notes relate to all of the portfolios of the Trust that conducted investment operations during the fiscal year ended November 30, 1995, (the "Funds") with the exception of Prime Trust Fund and Treasury Trust Fund, for which separate financial statements have been prepared. The Tax-Exempt Trust Fund has not yet commenced operations.

    Barnett Banks Trust Company, N.A. ("Barnett") serves as the Funds' investment adviser. Rodney Square Management Corporation (the "Sub-Adviser"), a subsidiary of Wilmington Trust Company, serves as the Tax-Exempt Fund's investment sub-adviser. Concord Holding Corporation ("Concord") serves as the Funds' administrator and Emerald Asset Management, Inc. (the "Distributor") serves as the distributor of the Funds' shares. Concord is a wholly owned subsidiary of The BISYS Group, Inc. and the Distributor is a wholly owned subsidiary of Concord.

    The Prime Fund, Treasury Fund and Tax-Exempt Fund (collectively, the "money market funds") each issue three classes of shares: Emerald Shares, Emerald Service Shares and Investor Shares. Emerald Shares, Emerald Service Shares and Investor Shares are substantially the same except that Emerald Service Shares bear the fees that are payable under a Shareholder Services Plan (the "Service Plan"), and Investor Shares bear the fees that are payable under a plan adopted by the Board of Trustees pursuant to Rule 12b-1 under the Act (the "Distribution Plan") and fees payable under a Shareholder and Administrative Services Plan (the "Shareholder Plan"). In addition to fees paid pursuant to the Service Plan, the Distribution Plan and the Shareholder Plan, each class of shares of each Fund also bears the expenses associated with the printing of their shareholder reports applicable to the particular class.

    The Equity Fund, Small Capitalization Fund, Balanced Fund, Short-Term Fixed Income Fund, U.S. Government Securities Fund, Managed Bond Fund and Florida Tax-Exempt Fund (collectively, the "variable net asset value funds") are authorized to issue three classes of shares: Class A Shares, Class B Shares and Institutional Shares. Class A Shares, Class B Shares and Institutional Shares are substantially the same, except that Class A Shares and Class B Shares bear the fees payable under the Distribution Plan and also bear the fees payable under the Shareholder Plan. In addition to the fees paid pursuant to the Distribution Plan and the Shareholder Plan, each class also bears the expenses associated with the printing of their shareholder reports.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

A)Security Valuation:

The money market funds each value portfolio securities at amortized cost, which approximates market value. The amortized cost method involves valuing a security at cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and initial cost. In addition, the money market funds may not (a) purchase any instrument with a remaining maturity greater than thirteen months unless such instrument is subject to a demand feature, or (b) maintain a dollar-weighted average maturity which exceeds 90 days.

    The Equity Fund, the Small Capitalization Fund, the Balanced Fund, the Short-Term Fixed Income Fund, the U.S. Government Securities Fund and the Managed Bond Fund value portfolio securities (other than debt securities with remaining maturities of 60 days or less) at the last reported sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the NASDAQ National Securities Market. Securities not listed on an exchange or the National Securities Market, or securities for which there were no transactions are valued at the mean between the current quoted bid and asked prices on the date of valuation. Bid price is used when no asked price is available.

--------------------------------------------------------------------------------

The Funds may also use an independent pricing service, approved by the Board of Trustees, to value certain of its securities. Such prices reflect market values which may be established through the use of electronic data processing techniques and matrix systems. Restricted securities and securities for which market quotations are not readily available, if any, are valued at fair value using methods approved by the Board of Trustees. Debt securities with remaining maturities of 60 days or less are normally valued at amortized cost.

    The Florida Tax-Exempt Fund values portfolio securities each business day through the use of an independent pricing service approved by the Board of Trustees. When, in the judgment of the pricing service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the pricing service from dealers in such securities) and asked prices (as calculated by the pricing service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the pricing service, through the use of electronic data processing techniques and matrix systems. Securities with maturities of 60 days or less are normally valued at amortized cost.

B)Securities Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized gains and losses on the sales of investments are calculated on the identified cost basis. Interest income, including accretion of discount and amortization of premium on investments, is accrued daily. Dividend income is recorded on the ex-dividend date.

C)Dividends and Distributions to Shareholders:

Dividends from net investment income are declared daily to shareholders and are paid monthly for every Fund except the Equity Fund, the Small Capitalization Fund and the Balanced Fund. The Equity Fund and Balanced Fund declare and pay dividends, if any, quarterly. The Small Capitalization Fund declares and pays dividends, if any, annually. Distributions of net realized gains, if any, will be paid at least annually. However, to the extent that net realized gains of a Fund can be reduced by any capital loss carryovers of that Fund, such gains will not be distributed. Dividends and distributions are recorded by the Funds on the ex-dividend date.

    The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or net distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

D)Repurchase Agreements:

The Fund's custodian and other banks acting in a sub-custodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

E)Lending Securities:

If the Prime Fund or the Treasury Fund lends its securities, the Fund receives from the borrower collateral, in the form of cash or U.S. Government securities or, in the case of the Prime Fund, securities of U.S. Government agencies or instrumentalities or an irrevocable letter of credit issued by a bank that meets the credit standards of the Prime Fund, in an amount at least equal at all times to the market value

--------------------------------------------------------------------------------

of the securities loaned. The Fund continues to receive interest on the securities loaned and may simultaneously earn interest on the collateral held. The Fund records and values such collateral at its market value on the date of receipt and marks-to-market such collateral on a daily basis through maturity date. If the borrower defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the borrower of the security, realization of the collateral by the Funds may be delayed or limited.
F)Expenses:
The Trust accounts separately for the assets, liabilities and operations of each Fund. Direct expenses of a Fund are charged to that Fund while general Trust expenses are allocated among the Trust's respective portfolios.
    The investment income and expenses of a Fund (other than expenses incurred under the Service Plan, the Distribution Plan, the Shareholder Plan, and the reports to shareholders expenses) and realized and unrealized gains and losses on investments of a Fund are allocated to separate classes of shares based upon their relative net asset value on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

    All costs incurred by the Funds in connection with the organization of the Trust and the initial public offering of shares of the Funds, principally professional fees and printing costs, have been deferred. Upon commencement of investment operations of each Fund, the deferred organization expenses are being amortized on a straight-line basis over a period of five years.

G)Federal Income Taxes:

For federal income tax purposes, each Fund is treated as a separate entity for the purpose of determining its qualification as a regulated investment company under the Internal Revenue Code (the"Code"). It is the policy of each Fund to meet the requirements of the Code applicable to regulated investment companies, including the requirement that it distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

    At November 30, 1995, the following Funds had the following capital loss carryovers:

                                             EXPIRATION
                                   AMOUNT       DATE
                                 ----------  -----------
U.S. Government Securities
 Fund..........................  $4,163,807        2002
                                    269,154        2003
                                 ----------
                                  4,432,961
                                 ----------
                                 ----------
Florida Tax-Exempt Fund........  $5,026,752        2002
Treasury Fund..................  $    4,829        2000
                                     40,894        2001
                                     70,799        2002
                                    195,517        2003
                                 ----------
                                 $  312,039
                                 ----------
                                 ----------
Tax-Exempt Fund................  $    8,643        1997
                                     14,779        1998
                                      2,875        2000
                                      1,015        2001
                                      3,430        2002
                                        903        2003
                                 ----------
                                 $   31,645
                                 ----------
                                 ----------

    These capital loss carryovers may be used to offset any future realized gains on securities transactions to the extent provided in the regulations under the Code. To the extent utilized, each Fund will reduce amounts otherwise payable to shareholders from net realized gains. For the fiscal year ended
November 30, 1995, the Prime Fund, Equity Fund, Small Capitalization Fund, Balanced Fund, Managed Bond Fund and Florida Tax-Exempt Fund utilized $48,107, $562,233, $3,435,342, $668,948, $870,405 and $2,055,210 of capital loss carryovers, respectively.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into Investment Advisory Agreements with Barnett, Administration Agreements with Concord and a Distribution Agreement with the Distributor. In, addition, Barnett has entered into a Sub-Advisory Agreement with the Sub-Adviser with respect to the Tax-Exempt Fund.

    As investment adviser, Barnett manages the investments of each Fund except the Tax-Exempt Fund and is responsible for all purchases and sales of each Fund's portfolio securities (except the Tax-Exempt Fund's). The Sub-Adviser has similar responsibilities for the Tax-Exempt Fund, subject to the general supervision of both the Board of Trustees and Barnett.

--------------------------------------------------------------------------------

For its services, Barnett is entitled to receive a fee based on each Fund's average daily net assets at the following annual rates:

Equity Fund.........................       0.60%
Small Capitalization Fund...........       1.00%
Balanced Fund.......................       0.60%
Short-Term Fixed Income Fund........       0.40%
U.S. Government Securities Fund.....       0.40%
Managed Bond Fund...................       0.40%
Florida Tax-Exempt Fund.............       0.40%
Prime Fund..........................       0.25%
Treasury Fund.......................       0.25%
Tax-Exempt Fund.....................       0.25%

    Barnett has agreed to pay the Sub-Adviser a sub-advisory fee at an annual rate of 0.15% of average daily net assets of the Tax-Exempt Fund. Barnett has also agreed to waive a portion of its fee from the Tax-Exempt Fund equal to 0.10% of the average daily net assets of the Fund. For the year ended November 30, 1995, Barnett waived fees of $202,676 from the Tax-Exempt Fund.

    Barnett has voluntarily agreed to limit the fees it receives from the Prime Fund and the Treasury Fund to the following annual rates: 0.25% of each Fund's first $600 million of average daily net assets, 0.23%of the next $400 million of each Fund's average daily net assets, 0.21% of the next $1 billion of each of the Fund's average daily net assets and 0.19% of each Fund's average daily net assets in excess of $2 billion. For the year ended November 30, 1995, Barnett waived fees of $325,805 and $43,932 for the Prime Fund and Treasury Fund, respectively. For the year ended November 30, 1995, there were no fees waived by Barnett for the variable net asset value funds.

    As administrator, Concord assists in supervising the operations of the Funds. For its services, Concord is entitled to a fee, accrued daily and payable monthly, at the following annual rates:

EQUITY FUND, SMALL CAPITALIZATION FUND, BALANCED FUND, SHORT-TERM FIXED INCOME FUND, U.S. GOVERNMENT SECURITIES FUND, MANAGED BOND FUND AND FLORIDA TAX-EXEMPT FUND

0.05% of each Fund's daily net assets.

PRIME FUND/TREASURY FUND

0.10% of each Fund's first $600 million of daily net assets

0.09% of each Fund's next $400 million of daily net assets

0.08% of each Fund's next $1 billion of daily net assets, and

0.07% of each Fund's daily net assets in excess of $2 billion

TAX-EXEMPT FUND

0.15% of the Fund's daily net assets

    For the year ended November 30, 1995, there were no fees waived by Concord for the Funds.

    Under the Shareholder Plan with respect to Class A Shares and Class B Shares of the variable net asset value funds, Concord has agreed to provide various shareholder and administrative support services to the shareholders of Class A Shares and Class B shares. For its services, Concord is entitled to a fee ("Shareholder and Administrative Services Fee") accrued daily and paid monthly at an annual rate of 0.15% of the respective average daily net assets of Class A and Class B Shares. For the year ended November 30, 1995, there were no fees waived by Concord for the variable net asset value funds with respect to the Shareholder Plan.

    Barnett, Concord and the Sub-Adviser have voluntarily agreed to reimburse Fund expenses with respect to each money market fund to the extent a Fund's ordinary operating expenses (including fees payable to Barnett, the Sub-Adviser and Concord and excluding fees payable under the Service Plan, the Distribution Plan and the Shareholder Plan) exceed 0.40% of such Fund's average daily net assets. This voluntary reimbursement may be terminated at any time. For the year ended November 30, 1995, Barnett and Concord each agreed to reimburse expenses in the amount of $33,145 to the Prime Fund and $91,028 to the Treasury Fund for expenses in excess of this limitation. For the year ended November 30, 1995, Concord and the Sub-Adviser reimbursed expenses in the amount of $53,487 for the Tax-Exempt Fund, pursuant to this voluntary agreement.

--------------------------------------------------------------------------------

    Barnett and Concord have voluntarily agreed to reimburse Fund expenses to the extent the expenses of each variable net asset value fund exceed a predetermined level determined from time to time by both Barnett and Concord. For the year ended November 30, 1995, Barnett and Concord reimbursed Fund expenses in the following amounts pursuant to these voluntary limitations:

                                     BARNETT    CONCORD
                                    ---------  ---------
Equity Fund.......................  $  13,355  $   4,451
Small Capitalization Fund.........     53,824      9,992
Balanced Fund.....................    526,354          0
Short-Term Fixed Income Fund......    278,214          0
U.S. Government Securities Fund...     17,957      9,052
Managed Bond Fund.................    380,759          0
Florida Tax-Exempt Fund...........     33,887     16,016

    For the year ended November 30, 1995, the Distributor and affiliates of Barnett advised the Funds that they retained the following amounts from commissions earned on the sale of each Fund's shares:

                                               AFFILIATES
                                  DISTRIBUTOR  OF BARNETT
                                  -----------  -----------
Equity Fund.....................   $   1,113    $  11,904
Small Capitalization Fund.......         199       11,041
Balanced Fund...................         859       21,641
Short-Term Fixed Income Fund....         426        1,571
U.S. Government Securities
 Fund...........................         466        3,567
Managed Bond Fund...............         165        7,289
Florida Tax-Exempt Fund.........         793        7,261

    Under the Service Plan, institutions ("Service Organizations") agree to provide support services to their clients who are beneficial owners of Emerald Service Shares of the money market funds. For these services, the Funds agreed to pay the Service Organizations an annual fee of 0.35% of the average daily net asset value of each Fund's Emerald Service Shares outstanding. These payments are borne solely by Emerald Service Shares. Services are provided by Service Organizations which may include the Distributor, Barnett, the Sub-Adviser and their affiliates. For the year ended November 30, 1995, the Prime Fund, Treasury Fund and Tax-Exempt Fund incurred expenses of $2,814,354, $1,898,193 and $10,478, respectively, pursuant to the Service Plan, substantially all of which was earned by Barnett and its affiliates.

    Under the Distribution Plan with respect to Investor Shares of the money market funds, each Fund pays the Distributor for distribution expenses incurred in connection with the advertising and marketing of each Fund's Investor Shares and with the implementation and operation of the Distribution Plan. Payments by each Fund for distribution expenses under the Distribution Plan for Investor Shares may not exceed an annual rate of 0.25% of the average daily net asset value of each Fund's outstanding Investor Shares. In addition, the Shareholder Plan provides for payments to the Administrator for certain administrative services that are related to the distribution of Investor Shares. The Administrator is entitled to payment for these services at the annual rate of 0.25% of the average daily net asset value of each Fund's outstanding Investor Shares. For the year ended November 30, 1995, the Prime Fund, Treasury Fund and Tax-Exempt Fund paid fees of $1,523,904, $200,869 and $188,796, respectively pursuant to the Distribution Plan and the Shareholder Plan.

    The variable net asset value funds have each adopted Distribution Plans. Under the Distribution Plans, each Fund reimburses the Distributor for the distribution and shareholder support expenses incurred in connection with shares of each Fund. Under the Distribution Plan for Class A Shares, payments by each Fund may not exceed an annual rate of 0.25% of the average daily net assets of Class A Shares. Under the Distribution Plan for Class B Shares, distribution payments may not exceed 1.00% of the average daily net assets of the Class B
Shares. Of this amount, not more than 0.25% of such value will be used to compensate Service Organizations for maintenance and service to Class B shareholder accounts and not more than 0.75% will be paid to the Distributor as reimbursement for commissions, transaction fees and additional expenses related to promotional and primary distribution activities.

    For the year ended November 30, 1995, the variable net asset value funds paid the following amounts pursuant to the Distribution Plans:

                                   A SHARES    B SHARES
                                   ---------  -----------
Equity Fund......................  $  49,877   $  16,820
Small Capitalization Fund........      4,747      20,053
Balanced Fund....................      1,836      16,107
Short-Term Fixed Income Fund.....        681         898
U.S. Government Securities
 Fund............................     70,145      13,340
Managed Bond Fund................      2,539       5,219
Florida Tax-Exempt Fund..........    251,826      76,047

--------------------------------------------------------------------------------

    The Trust was informed that the amounts paid to Barnett and Concord pursuant to the Distribution Plan are as follows:

                                           A SHARES
                                     --------------------
                                      BARNETT    CONCORD
                                     ---------  ---------
Equity Fund........................  $  18,625  $       0
Small Capitalization Fund..........      1,074          0
Balanced Fund......................        521          0
Short-Term Fixed Income Fund.......        152          0
U.S. Government Securities Fund....     14,792          0
Managed Bond Fund..................        976          0
Florida Tax-Exempt Fund............     44,307          0


                                           B SHARES
                                     --------------------
                                      BARNETT    CONCORD
                                     ---------  ---------
Equity Fund........................  $     884  $  13,858
Small Capitalization Fund..........        979     16,017
Balanced Fund......................        838     13,242
Short-Term Fixed Income Fund.......         11        766
U.S. Government Securities Fund....        572     11,134
Managed Bond Fund..................        226      4,288
Florida Tax-Exempt Fund............      3,553     62,228

    Certain officers of the Trust are "affiliated persons" (as defined in the Act) of Concord or the Distributor. Each Trustee receives an annual fee of $14,000 and a meeting fee of $1,500 per meeting for services relating to all of the portfolios constituting the Trust. Prior to June 1, 1995, each Trustee received an annual fee of $9,000. For the year ended November 30, 1995, the Funds incurred the following legal expenses of a law firm, a partner of which serves as Secretary to the Trust:

Equity Fund........................  $  17,375
Small Capitalization Fund..........     10,311
Balanced Fund......................     17,814
Short-Term Fixed Income Fund.......     18,267
U.S. Government Securities Fund....     17,160
Managed Bond Fund..................     16,112
Florida Tax-Exempt Fund............     16,941
Prime Fund.........................     18,603
Treasury Fund......................     17,344
Tax-Exempt Fund....................     16,925

    On June 30, 1994, Barnett purchased two securities from the Prime Fund at an amount $4,257,069 in excess of the securities' fair market value. The Fund recorded a realized loss on the sale and a capital contribution of an equal amount from Barnett. Barnett received no shares of the Prime Fund or other consideration in exchange for such contribution. For tax purposes, this capital contribution was applied against the realized losses for the year ended November 30, 1994. Accordingly, this amount has been reclassified from additional paid-in capital against accumulated net realized losses in the statement of assets and liabilities.

NOTE 4 -- SECURITIES TRANSACTIONS

For the year ended November 30, 1995, the cost of purchases and the proceeds from sales of portfolio securities (excluding short-term investments) were as follows:

                            PURCHASES       SALES
                           ------------  ------------
Equity Fund..............  $173,238,130  $224,350,430
Small Capitalization
 Fund....................   165,236,774   158,520,850
Balanced Fund............    58,988,543    49,680,749
Short-Term Fixed Income
 Fund....................     6,558,859    14,680,909
U.S. Government
 Securities Fund.........    88,012,404    92,575,176
Managed Bond Fund........    60,371,906    65,388,237
Florida Tax-Exempt Fund..   116,167,882   141,567,103

--------------------------------------------------------------------------------

NOTE 5 -- CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Funds are summarized below:

EQUITY FUND (000 OMITTED):

                                                                                YEAR ENDED            PERIOD ENDED
                                                                            NOVEMBER 30, 1995      NOVEMBER 30, 1994*
                                                                          ----------------------  --------------------
                                                                            SHARES      AMOUNT     SHARES     AMOUNT
                                                                          -----------  ---------  ---------  ---------
Class A Shares
  Sold..................................................................         374   $   4,789      1,317  $  15,584
  Reinvestment of dividends.............................................           2          31         44      3,149
  Redeemed..............................................................        (672)     (8,159)   (11,277)  (137,704)
                                                                          -----------  ---------  ---------  ---------
Net decrease -- Class A.................................................        (296)     (3,339)    (9,916)  (118,971)
                                                                          -----------  ---------  ---------  ---------
Class B Shares
  Sold..................................................................          63         841        142      1,619
  Reinvestment of dividends.............................................      --          --              1          2
  Redeemed..............................................................         (44)       (540)        (5)       (44)
                                                                          -----------  ---------  ---------  ---------
Net increase -- Class B.................................................          19         301        138      1,577
                                                                          -----------  ---------  ---------  ---------
Institutional Shares
  Sold..................................................................       2,006      25,379     20,498    240,802
  Reinvestment of dividends.............................................          90       1,175        391        880
  Redeemed..............................................................      (5,283)    (67,969)    (5,824)   (63,164)
                                                                          -----------  ---------  ---------  ---------
Net increase (decrease) -- Institutional................................      (3,187)    (41,415)    15,065    178,518
                                                                          -----------  ---------  ---------  ---------
Net increase (decrease) in Fund.........................................      (3,464)  $ (44,453)     5,287  $  61,124
                                                                          -----------  ---------  ---------  ---------
                                                                          -----------  ---------  ---------  ---------

---------------
* For the period March 1, 1994 (initial offering date) through November 30, 1994 for the Class B and Institutional Shares.

SMALL CAPITALIZATION FUND (000 OMITTED):

                                                                                 YEAR ENDED            PERIOD ENDED
                                                                             NOVEMBER 30, 1995     NOVEMBER 30, 1994*+
                                                                           ----------------------  --------------------
                                                                             SHARES      AMOUNT     SHARES     AMOUNT
                                                                           -----------  ---------  ---------  ---------
Class A Shares
  Sold...................................................................          96   $   1,111        174  $   1,726
  Redeemed...............................................................         (51)       (549)       (10)      (102)
                                                                           -----------  ---------  ---------  ---------
Net increase -- Class A..................................................          45         562        164      1,624
                                                                           -----------  ---------  ---------  ---------
Class B Shares
  Sold...................................................................          61         712        188      1,826
  Redeemed...............................................................         (39)       (428)        (7)       (67)
                                                                           -----------  ---------  ---------  ---------
Net increase -- Class B..................................................          22         284        181      1,759
                                                                           -----------  ---------  ---------  ---------
Institutional Shares
  Sold...................................................................       2,004      22,569      6,028     59,933
  Redeemed...............................................................        (616)     (7,045)      (489)    (4,630)
                                                                           -----------  ---------  ---------  ---------
Net increase -- Institutional............................................       1,388      15,524      5,539     55,303
                                                                           -----------  ---------  ---------  ---------
Net increase in Fund.....................................................       1,455   $  16,370      5,884  $  58,686
                                                                           -----------  ---------  ---------  ---------
                                                                           -----------  ---------  ---------  ---------

---------------
* For the period March 1, 1994 (initial offering date) through November 30, 1994 for Class A and Class B Shares.

+ For the period January 4,  1994 (commencement of operations) through  November
  30, 1994 for the Institutional Shares.

--------------------------------------------------------------------------------

BALANCED FUND (000 OMITTED):

                                                                                 YEAR ENDED             PERIOD ENDED
                                                                             NOVEMBER 30, 1995       NOVEMBER 30, 1994*
                                                                           ----------------------  ----------------------
                                                                             SHARES      AMOUNT      SHARES      AMOUNT
                                                                           -----------  ---------  -----------  ---------
Class A Shares
  Sold...................................................................          52   $     569          62   $     630
  Reinvestment of dividends..............................................           2          25           1           4
  Redeemed...............................................................         (21)       (218)         (6)        (74)
                                                                           -----------  ---------       -----   ---------
Net increase -- Class A..................................................          33         376          57         560
                                                                           -----------  ---------       -----   ---------
Class B Shares
  Sold...................................................................          93       1,055         135       1,328
  Reinvestment of dividends..............................................           4          40           1          11
  Redeemed...............................................................         (26)       (293)        (13)       (105)
                                                                           -----------  ---------       -----   ---------
Net increase -- Class B..................................................          71         802         123       1,234
                                                                           -----------  ---------       -----   ---------
Institutional Shares
  Sold...................................................................       1,769      19,608       5,583      55,723
  Reinvestment of dividends..............................................         241       2,594          71         721
  Redeemed...............................................................      (1,123)    (11,640)       (343)     (3,415)
                                                                           -----------  ---------       -----   ---------
Net increase -- Institutional............................................         887      10,562       5,311      53,029
                                                                           -----------  ---------       -----   ---------
Net increase in Fund.....................................................         991   $  11,740       5,491   $  54,823
                                                                           -----------  ---------       -----   ---------
                                                                           -----------  ---------       -----   ---------

---------------
* For the period April 11, 1994 (commencement of operations) through November 30, 1994.

SHORT-TERM FIXED INCOME FUND (000 OMITTED):

                                                                                 YEAR ENDED             PERIOD ENDED
                                                                             NOVEMBER 30, 1995       NOVEMBER 30, 1994*
                                                                           ----------------------  ----------------------
                                                                             SHARES      AMOUNT      SHARES      AMOUNT
                                                                           -----------  ---------  -----------  ---------
Class A Shares
  Sold...................................................................          26   $     258          24   $     239
  Reinvestment of dividends..............................................           1          12      --               2
  Redeemed...............................................................         (16)       (164)         (1)        (15)
                                                                           -----------  ---------       -----   ---------
Net increase -- Class A..................................................          11         106          23         226
                                                                           -----------  ---------       -----   ---------
Class B Shares
  Sold...................................................................          14         135           9          86
  Reinvestment of dividends..............................................      --               5      --          --
  Redeemed...............................................................          (7)        (72)     --          --
                                                                           -----------  ---------       -----   ---------
Net increase -- Class B..................................................           7          68           9          86
                                                                           -----------  ---------       -----   ---------
Institutional Shares
  Sold...................................................................       1,089      10,918       2,813      27,976
  Reinvestment of dividends..............................................         107       1,069          72         712
  Redeemed...............................................................      (2,233)    (22,359)       (465)     (4,570)
                                                                           -----------  ---------       -----   ---------
Net increase (decrease) -- Institutional.................................      (1,037)    (10,372)      2,420      24,118
                                                                           -----------  ---------       -----   ---------
Net increase (decrease) in Fund..........................................      (1,019)  $ (10,198)      2,452   $  24,430
                                                                           -----------  ---------       -----   ---------
                                                                           -----------  ---------       -----   ---------

---------------
* For the period April 11, 1994 (commencement of operations) through November 30, 1994.

--------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES FUND (000 OMITTED):

                                                                                YEAR ENDED            PERIOD ENDED
                                                                            NOVEMBER 30, 1995      NOVEMBER 30, 1994*
                                                                          ----------------------  --------------------
                                                                            SHARES      AMOUNT     SHARES     AMOUNT
                                                                          -----------  ---------  ---------  ---------
Class A Shares
  Sold..................................................................         171   $   1,804        761  $   7,984
  Reinvestment of dividends.............................................         152       1,543        413      4,314
  Redeemed..............................................................        (908)     (9,169)   (11,471)  (119,544)
                                                                          -----------  ---------  ---------  ---------
Net decrease -- Class A.................................................        (585)     (5,822)   (10,297)  (107,246)
                                                                          -----------  ---------  ---------  ---------
Class B Shares
  Sold..................................................................          52         527        156      1,589
  Reinvestment of dividends.............................................           3          30          2         21
  Redeemed..............................................................         (47)       (425)       (29)      (283)
                                                                          -----------  ---------  ---------  ---------
Net increase -- Class B.................................................           8         132        129      1,327
                                                                          -----------  ---------  ---------  ---------
Institutional Shares
  Sold..................................................................         915       9,239      7,772     81,180
  Reinvestment of dividends.............................................         379       3,836        228      2,281
  Redeemed..............................................................      (1,218)    (12,523)      (861)    (8,621)
                                                                          -----------  ---------  ---------  ---------
Net increase -- Institutional...........................................          76         552      7,139     74,840
                                                                          -----------  ---------  ---------  ---------
Net decrease in Fund....................................................        (501)  $  (5,138)    (3,029) $ (31,079)
                                                                          -----------  ---------  ---------  ---------
                                                                          -----------  ---------  ---------  ---------

---------------
* For the period March 1, 1994 (initial offering date) through November 30, 1994 for Class B and Institutional Shares.

MANAGED BOND FUND (000 OMITTED):

                                                                           YEAR ENDED NOVEMBER        PERIOD ENDED
                                                                                 30, 1995          NOVEMBER 30, 1994*
                                                                          ----------------------  --------------------
                                                                            SHARES      AMOUNT     SHARES     AMOUNT
                                                                          -----------  ---------  ---------  ---------
Class A Shares
  Sold..................................................................         167   $   1,661         76  $     745
  Reinvestment of dividends.............................................           3          32          1          8
  Redeemed..............................................................        (156)     (1,595)       (13)      (123)
                                                                          -----------  ---------  ---------  ---------
Net increase -- Class A.................................................          14          98         64        630
                                                                          -----------  ---------  ---------  ---------
Class B Shares
  Sold..................................................................          21         220         56        556
  Reinvestment of dividends.............................................           2          18          1          7
  Redeemed..............................................................          (9)        (89)        (9)       (92)
                                                                          -----------  ---------  ---------  ---------
Net increase -- Class B.................................................          14         149         48        471
                                                                          -----------  ---------  ---------  ---------
Institutional Shares
  Sold..................................................................       1,642      16,244      8,204     82,023
  Reinvestment of dividends.............................................         371       4,100        288      2,579
  Redeemed..............................................................      (2,456)    (24,495)    (1,517)   (14,829)
                                                                          -----------  ---------  ---------  ---------
Net increase (decrease) -- Institutional................................        (443)     (4,151)     6,975     69,773
                                                                          -----------  ---------  ---------  ---------
Net increase (decrease) in Fund.........................................        (415)  $  (3,904)     7,087  $  70,874
                                                                          -----------  ---------  ---------  ---------
                                                                          -----------  ---------  ---------  ---------

---------------
* For the period April 11, 1994 (commencement of operations) through November 30, 1994.

--------------------------------------------------------------------------------

FLORIDA TAX-EXEMPT FUND (000 OMITTED):

                                                                                 YEAR ENDED            PERIOD ENDED
                                                                             NOVEMBER 30, 1995      NOVEMBER 30, 1994*
                                                                           ----------------------  --------------------
                                                                             SHARES      AMOUNT     SHARES     AMOUNT
                                                                           -----------  ---------  ---------  ---------
Class A Shares
  Sold...................................................................         360   $   4,051      1,894  $  21,130
  Reinvestment of dividends..............................................         394       4,178        670      7,248
  Redeemed...............................................................      (3,367)    (35,837)    (9,816)  (106,915)
                                                                           -----------  ---------  ---------  ---------
Net decrease -- Class A..................................................      (2,613)    (27,608)    (7,252)   (78,537)
                                                                           -----------  ---------  ---------  ---------
Class B Shares
  Sold...................................................................         367       3,916        596      6,345
  Reinvestment of dividends..............................................          20         210          8         87
  Redeemed...............................................................         (81)       (854)       (34)      (354)
                                                                           -----------  ---------  ---------  ---------
Net increase -- Class B..................................................         306       3,272        570      6,078
                                                                           -----------  ---------  ---------  ---------
Institutional Shares
  Sold...................................................................         792       8,446      4,176     46,435
  Reinvestment of dividends..............................................          40         430         25        266
  Redeemed...............................................................        (739)     (7,755)    (1,232)   (13,070)
                                                                           -----------  ---------  ---------  ---------
Net increase -- Institutional............................................          93       1,121      2,969     33,631
                                                                           -----------  ---------  ---------  ---------
Net decrease in Fund.....................................................      (2,214)  $ (23,215)    (3,713) $ (38,828)
                                                                           -----------  ---------  ---------  ---------
                                                                           -----------  ---------  ---------  ---------

---------------
* For the period March 1, 1994 (initial offering date) through November 30, 1994 for Class B and Institutional Shares.

--------------------------------------------------------------------------------

PRIME FUND (000 OMITTED)
(AT $1.00 PER SHARE):

                               YEAR ENDED    YEAR ENDED
                              NOVEMBER 30,  NOVEMBER 30,
                                  1995          1994
                              ------------  ------------
Emerald Shares
  Shares sold...............    2,397,638     2,451,959
  Shares issued to
    shareholders in
    reinvestment of
    dividends and
    distributions...........            1           342
  Shares redeemed...........   (2,348,560)   (2,549,465)
                              ------------  ------------
Net increase (decrease) in
 Emerald Shares.............       49,079       (97,164)
                              ------------  ------------
Emerald Service Shares
  Shares sold...............    2,305,635     2,742,976
  Shares issued to
    shareholders in
    reinvestment of
    dividends and
    distributions...........        5,644         3,558
  Shares redeemed...........   (2,243,151)   (2,532,029)
                              ------------  ------------
Net increase in Emerald
 Service Shares.............       68,128       214,505
                              ------------  ------------
Investor Shares
  Shares sold...............      465,103       248,273
  Shares issued to
    shareholders in
    reinvestment of
    dividends and
    distributions...........       15,656         6,525
  Shares redeemed...........     (244,639)     (227,245)
                              ------------  ------------
Net increase in Investor
 Shares.....................      236,120        27,553
                              ------------  ------------
Total increase in Fund
 shares.....................      353,327       144,894
                              ------------  ------------
                              ------------  ------------

TREASURY FUND (000 OMITTED)
(AT $1.00 PER SHARE):

                               YEAR ENDED    YEAR ENDED
                              NOVEMBER 30,  NOVEMBER 30,
                                  1995          1994
                              ------------  ------------
Emerald Shares
  Shares sold...............      778,340       904,240
  Shares redeemed...........     (825,813)   (1,121,685)
                              ------------  ------------
Net decrease in Emerald
 Shares.....................      (47,473)     (217,445)
                              ------------  ------------
Emerald Service Shares
  Shares sold...............    1,705,061     1,489,756
  Shares issued to
    shareholders in
    reinvestment of
    dividends and
    distributions...........        1,364           725
  Shares redeemed...........   (1,772,681)   (1,302,244)
                              ------------  ------------
Net increase (decrease) in
 Emerald Service Shares.....      (66,256)      188,237
                              ------------  ------------
Investor Shares
  Shares sold...............      130,324        88,022
  Shares issued to
    shareholders in
    reinvestment of
    dividends and
    distributions...........        2,002           891
  Shares redeemed...........     (115,709)      (77,828)
                              ------------  ------------
Net increase in Investor
 Shares.....................       16,617        11,085
                              ------------  ------------
Total decrease in Fund
 shares.....................      (97,112)      (18,123)
                              ------------  ------------
                              ------------  ------------

--------------------------------------------------------------------------------

TAX-EXEMPT FUND (000 OMITTED)
(AT $1.00 PER SHARE):

                               YEAR ENDED    YEAR ENDED
                              NOVEMBER 30,  NOVEMBER 30,
                                  1995          1994
                              ------------  ------------
Emerald Shares
  Shares sold...............      411,931       414,315
  Shares issued to
    shareholders in
    reinvestment of
    dividends and
    distributions...........          458            14
  Shares redeemed...........     (418,892)     (398,994)
                              ------------  ------------
Net increase (decrease) in
 Emerald Shares.............       (6,503)       15,335
                              ------------  ------------
Emerald Service Shares
  Shares sold...............        1,051         4,077
  Shares issued to
    shareholders in
    reinvestment of
    dividends and
    distributions...........           20             9
  Shares redeemed...........       (2,244)         (544)
                              ------------  ------------
Net increase (decrease) in
 Emerald Service Shares.....       (1,173)        3,542
                              ------------  ------------
Investor Shares
  Shares sold...............       91,392       110,526
  Shares issued to
    shareholders in
    reinvestment of
    dividends and
    distributions...........        1,149           834
  Shares redeemed...........      (92,426)     (118,848)
                              ------------  ------------
Net increase (decrease) in
 Investor Shares............          115        (7,488)
                              ------------  ------------
Total increase (decrease) in
 Fund shares................       (7,561)       11,389
                              ------------  ------------
                              ------------  ------------

NOTE 6 -- CONCENTRATION OF CREDIT RISK

The Prime Fund and Tax-Exempt Fund invest substantially all of their assets in a diversified portfolio of high quality U.S. dollar denominated money market instruments as disclosed in the Portfolio of Investments by security type or, in the case of the Tax-Exempt Fund, by state of issuer. The Florida Tax-Exempt Fund invests substantially all of its assets in a non-diversified portfolio of tax-exempt debt obligations primarily consisting of securities issued by the State of Florida, its municipalities, counties, and other taxing districts. The issuers' abilities to meet their obligations may be affected by domestic and foreign or, in the case of the Florida Tax-Exempt Fund, Florida economic, regional and political developments.
The Prime Fund had the following concentrations by industry sector at November 30, 1995 ( as a percentage of total investments):

                                                 % OF
INDUSTRY CLASS                                PORTFOLIO
--------------------------------------------  ----------
Banks -- International......................       21.7%
Financial Services..........................       20.0
Repurchase Agreements.......................       11.3
Brokerage Services..........................       10.6
Banks -- Regional...........................        8.6
Banks -- Money Center.......................        6.2
Financial Services -- Mortgage..............        5.1
Automobiles.................................        4.2
U.S. Government Agency Securities...........        3.5
Financial Services -- Diversified...........        3.5
Finance Companies...........................        2.7
Utilities -- Electric.......................        1.9
Tire & Rubber...............................        0.7
                                                  -----
                                                  100.0%
                                                  -----
                                                  -----

At November 30, 1995, the Florida Tax-Exempt Fund and the Tax-Exempt Fund had the following concentrations by industry sector (as a percentage of total investments):

                                       FLORIDA
TAX-EXEMPT                            TAX- EXEMPT TAX- EXEMPT
INDUSTRY CLASS                           FUND        FUND
------------------------------------  ----------  ----------
Health & Medical Facilities.........       11.2%       16.9%
Pollution Control & Waste
 Management.........................        1.2        13.5
Education Facilities................       11.7        11.7
General Obligations.................        5.4        11.5
Miscellaneous.......................      --            7.1
Industrial Development Revenue......       11.3         6.5
Education...........................      --            6.3
Power Projects......................       19.4         6.0
Tax Revenue Anticipation Notes......      --            5.9
Public Facilities...................      --            2.5
Housing Developments................      --            2.0
Water Projects......................      --            1.9
Revenue.............................      --            1.5
Solid Waste.........................      --            1.2
Equipment Leasing...................      --            1.2
Home Building and Land
 Development........................      --            1.0
Pre-Refunded Securities.............      --            1.0
Homebuilders........................      --            1.0
Resource Recovery Facilities........      --            0.8
Utility Projects....................        6.7         0.5
Airport Facilities..................       12.2       --
Turnpike, Road & Bridge
 Development........................       10.0       --
Sewer Projects......................        6.5       --
Sales Tax Revenue...................        4.4       --
                                          -----       -----
                                          100.0%      100.0%
                                          -----       -----
                                          -----       -----

EMERALD EQUITY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                      YEARS ENDED
                                                 ------------------------------------------------------  PERIOD ENDED
                                                 NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,
                                                     1995          1994          1993          1992         1991*
                                                 ------------  ------------  ------------  ------------  ------------
CLASS A SHARES
NET ASSET VALUE, BEGINNING OF PERIOD...........   $    10.86    $    11.82    $    11.97    $    10.24    $    10.00
                                                 ------------  ------------  ------------  ------------  ------------
Income from investment operations:
  Net investment income........................         0.02          0.08          0.15          0.16          0.12
  Net realized and unrealized gains (losses) on
    securities.................................         3.76         (0.39)        (0.08)         1.73          0.24
                                                 ------------  ------------  ------------  ------------  ------------
  Total income (loss) from investment
    operations.................................         3.78         (0.31)         0.07          1.89          0.36
                                                 ------------  ------------  ------------  ------------  ------------
Less dividends and distributions:
  Dividends from net investment income.........        (0.02)        (0.08)        (0.15)        (0.16)        (0.12)
  Distributions from net realized gains on
    securities.................................        (0.00)        (0.57)        (0.07)        (0.00)        (0.00)
                                                 ------------  ------------  ------------  ------------  ------------
  Total dividends and distributions............        (0.02)        (0.65)        (0.22)        (0.16)        (0.12)
                                                 ------------  ------------  ------------  ------------  ------------
Net change in net asset value..................         3.76         (0.96)        (0.15)         1.73          0.24
                                                 ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE, END OF PERIOD.................   $    14.62    $    10.86    $    11.82    $    11.97    $    10.24
                                                 ------------  ------------  ------------  ------------  ------------
                                                 ------------  ------------  ------------  ------------  ------------
Total return (excludes sales charge)...........        34.82%        (2.91%)        0.58%        18.49%         3.54%++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s).............   $   22,209    $   19,705    $  138,642    $  152,939    $   98,953
  Ratio of expenses to average net assets......         1.37%         1.07%         0.86%         0.76%         0.00%+
  Ratio of net investment income to average net
    assets.....................................         0.15%         0.36%         1.22%         1.41%         2.64%+
  Ratio of expenses to average net assets**....           (a)         1.29%         1.21%         1.18%         1.22%+
  Ratio of net investment income to average net
    assets**...................................           (a)         0.13%         0.87%         0.99%         1.42%+
  Portfolio turnover...........................          104%          113%          102%           40%           13%

---------------
 * For the period June 28, 1991 (commencement of operations) through November 30, 1991.
** During the period, certain fees  were voluntarily reduced and/or  reimbursed.
   If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 + Annualized.
++ Unannualized.
(a) There were no waivers or reimbursements during the period.

See Notes to Financial Statements.

EMERALD EQUITY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                                  YEAR ENDED    PERIOD ENDED
                                                                                 NOVEMBER 30,   NOVEMBER 30,
                                                                                     1995           1994*
                                                                                 -------------  -------------
CLASS B SHARES
NET ASSET VALUE, BEGINNING OF PERIOD...........................................    $   10.83      $   11.92
                                                                                      ------         ------
Income from investment operations:
  Net investment income (loss).................................................        (0.12)          0.02
  Net realized and unrealized gains (losses) on securities.....................         3.69          (0.94)
                                                                                      ------         ------
  Total income (loss) from investment operations...............................         3.57          (0.92)
                                                                                      ------         ------
Less dividends and distributions:
  Dividends from net investment income.........................................        (0.00)         (0.02)
  Distributions from net realized gains on securities..........................        (0.00)         (0.15)
                                                                                      ------         ------
  Total dividends and distributions............................................        (0.00)         (0.17)
                                                                                      ------         ------
Net change in net asset value..................................................         3.57          (1.09)
                                                                                      ------         ------
NET ASSET VALUE, END OF PERIOD.................................................    $   14.40      $   10.83
                                                                                      ------         ------
                                                                                      ------         ------
Total return (excludes redemption charge)......................................        32.96%         (7.72%)++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s).............................................    $   2,263      $   1,498
  Ratio of expenses to average net assets......................................         2.61%          2.50%+
  Ratio of net investment income (loss) to average net assets..................        (1.11%)         0.15%+
  Ratio of expenses to average net assets**....................................         3.67%            (a)
  Ratio of net investment income (loss) to average net assets**................        (2.17%)           (a)
  Portfolio turnover...........................................................          104%           113%

---------------
 * For the period  March 1, 1994  (initial offering date)  through November  30,
   1994.
** During  the period, certain fees  were voluntarily reduced and/or reimbursed.
   If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 + Annualized.
++ Unannualized.
(a) There were no waivers or reimbursements during the period.

See Notes to Financial Statements.

EMERALD EQUITY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                                  YEAR ENDED   PERIOD ENDED
                                                                                 NOVEMBER 30,  NOVEMBER 30,
                                                                                     1995         1994*
                                                                                 ------------  ------------
INSTITUTIONAL SHARES
NET ASSET VALUE, BEGINNING OF PERIOD...........................................   $    10.89    $    11.94
                                                                                 ------------  ------------
Income from investment operations:
  Net investment income........................................................         0.08          0.11
  Net realized and unrealized gains (losses) on securities.....................         3.74         (0.90)
                                                                                 ------------  ------------
  Total income (loss) from investment operations...............................         3.82         (0.79)
                                                                                 ------------  ------------
Less dividends and distributions:
  Dividends from net investment income.........................................        (0.08)        (0.11)
  Distributions from net realized gains on securities..........................        (0.00)        (0.15)
                                                                                 ------------  ------------
  Total dividends and distributions............................................        (0.08)        (0.26)
                                                                                 ------------  ------------
Net change in net asset value..................................................         3.74         (1.05)
                                                                                 ------------  ------------
NET ASSET VALUE, END OF PERIOD.................................................   $    14.63    $    10.89
                                                                                 ------------  ------------
                                                                                 ------------  ------------
Total return...................................................................        35.21%        (6.62%)++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s).............................................   $  173,824    $  164,015
  Ratio of expenses to average net assets**....................................         0.84%         0.79%+
  Ratio of net investment income to average net assets**.......................         0.67%         1.46%+
  Portfolio turnover...........................................................          104%          113%

---------------
 * For  the period  March 1, 1994  (initial offering date)  through November 30,
   1994.
** There were no waivers or reimbursements for the year ended November 30,  1995 or for the period ended November 30, 1994.
 + Annualized.
++ Unannualized.

See Notes to Financial Statements.

EMERALD SMALL CAPITALIZATION FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED    PERIOD ENDED
                                                                                    NOVEMBER 30,   NOVEMBER 30,
                                                                                        1995           1994*
                                                                                    -------------  -------------
CLASS A SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD..............................................    $    9.66      $   10.49
                                                                                         ------         ------
Income from investment operations:
  Net investment loss.............................................................        (0.04)         (0.04)
  Net realized and unrealized gains (losses) on securities........................         3.15          (0.79)
                                                                                         ------         ------
Net change in net asset value.....................................................         3.11          (0.83)
                                                                                         ------         ------
NET ASSET VALUE, END OF PERIOD....................................................    $   12.77      $    9.66
                                                                                         ------         ------
                                                                                         ------         ------
Total return (excludes sales charge)..............................................        32.19%         (7.91%)++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)................................................    $   2,657      $   1,583
  Ratio of expenses to average net assets.........................................         1.54%          1.54%+
  Ratio of net investment loss to average net assets..............................        (0.81%)        (0.67%)+
  Ratio of expenses to average net assets**.......................................         2.43%          2.50%+
  Ratio of net investment loss to average net assets**............................        (1.70%)        (1.63%)+
  Portfolio turnover..............................................................          229%           118%

---------------
 * For  the period  March 1, 1994  (initial offering date)  through November 30,
   1994.
** During the period, certain fees  were voluntarily reduced and/or  reimbursed.
   If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 + Annualized.
++ Unannualized.

See Notes to Financial Statements.

EMERALD SMALL CAPITALIZATION FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED    PERIOD ENDED
                                                                                    NOVEMBER 30,   NOVEMBER 30,
                                                                                        1995          1994*
                                                                                    ------------   ------------
CLASS B SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD..............................................  $    9.58      $   10.49
                                                                                       ------         ------
Income from investment operations:
  Net investment loss.............................................................      (0.08)         (0.08)
  Net realized and unrealized gains (losses) on securities........................       3.05          (0.83)
                                                                                       ------         ------
Net change in net asset value.....................................................       2.97          (0.91)
                                                                                       ------         ------
NET ASSET VALUE, END OF PERIOD....................................................  $   12.55      $    9.58
                                                                                       ------         ------
                                                                                       ------         ------
Total return (excludes redemption charge).........................................      31.00%         (8.67%)++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)................................................  $   2,558      $   1,737
  Ratio of expenses to average net assets.........................................       2.37%          2.32%+
  Ratio of net investment loss to average net assets..............................      (1.64%)        (1.48%)+
  Ratio of expenses to average net assets**.......................................       3.29%          2.50%+
  Ratio of net investment loss to average net assets**............................      (2.56%)        (1.66%)+
  Portfolio turnover..............................................................        229%           118%

---------------
 * For the period  March 1, 1994  (initial offering date)  through November  30,
   1994.
** During  the period, certain fees  were voluntarily reduced and/or reimbursed.
   If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 + Annualized.
++ Unannualized.

See Notes to Financial Statements.

EMERALD SMALL CAPITALIZATION FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED    PERIOD ENDED
                                                                                    NOVEMBER 30,   NOVEMBER 30,
                                                                                        1995          1994*
                                                                                    ------------   ------------
INSTITUTIONAL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD..............................................  $    9.66      $   10.00
                                                                                    ------------   ------------
Income from investment operations:
  Net investment loss.............................................................      (0.03)         (0.04)
  Net realized and unrealized gains (losses) on securities........................       3.15          (0.30)
                                                                                    ------------   ------------
Net change in net asset value.....................................................       3.12          (0.34)
                                                                                    ------------   ------------
NET ASSET VALUE, END OF PERIOD....................................................  $   12.78      $    9.66
                                                                                    ------------   ------------
                                                                                    ------------   ------------
Total return......................................................................      32.30%         (3.40%)++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)................................................  $  88,561      $  53,509
  Ratio of expenses to average net assets.........................................       1.39%          1.29%+
  Ratio of net investment loss to average net assets..............................      (0.65%)        (0.54%)+
  Ratio of expenses to average net assets**.......................................       1.42%          1.48%+
  Ratio of net investment loss to average net assets**............................      (0.68%)        (0.73%)+
  Portfolio turnover..............................................................        229%           118%

---------------
 * For the period January 4, 1994 (commencement of operations) through November 30, 1994.
** During the period, certain fees  were voluntarily reduced and/or  reimbursed.
   If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 + Annualized.
++ Unannualized.

See Notes to Financial Statements.

EMERALD BALANCED FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED    PERIOD ENDED
                                                                                    NOVEMBER 30,   NOVEMBER 30,
                                                                                        1995           1994*
                                                                                    -------------  -------------
CLASS A SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD..............................................    $    9.72      $   10.00
                                                                                         ------         ------
Income from investment operations:
  Net investment income...........................................................         0.30           0.24
  Net realized and unrealized gains (losses) on securities........................         2.30          (0.28)
                                                                                         ------         ------
  Total income (loss) from investment operations..................................         2.60          (0.04)
                                                                                         ------         ------
Less dividends and distributions:
  Dividends from net investment income............................................        (0.30)         (0.22)
  Distributions in excess of net investment income................................        (0.00)         (0.02)
                                                                                         ------         ------
  Total dividends and distributions...............................................        (0.30)         (0.24)
                                                                                         ------         ------
Net change in net asset value.....................................................         2.30          (0.28)
                                                                                         ------         ------
NET ASSET VALUE, END OF PERIOD....................................................    $   12.02      $    9.72
                                                                                         ------         ------
                                                                                         ------         ------
Total return (excludes sales charge)..............................................        27.45%         (0.40%)++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)................................................    $   1,082      $     543
  Ratio of expenses to average net assets.........................................         0.72%          0.68%+
  Ratio of net investment income to average net assets............................         3.14%          3.70%+
  Ratio of expenses to average net assets**.......................................         4.20%          2.50%+
  Ratio of net investment income (loss) to average net assets**...................        (0.34%)         1.88%+
  Portfolio turnover..............................................................           87%            33%

---------------
 * For the period April 11, 1994 (commencement of operations) through November 30, 1994.
** During  the period, certain fees  were voluntarily reduced and/or reimbursed.
   If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 + Annualized.
++ Unannualized.

See Notes to Financial Statements.

EMERALD BALANCED FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED    PERIOD ENDED
                                                                                    NOVEMBER 30,   NOVEMBER 30,
                                                                                        1995           1994*
                                                                                    -------------  -------------
CLASS B SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD..............................................    $    9.63      $   10.00
                                                                                         ------         ------
Income from investment operations:
  Net investment income...........................................................         0.22           0.21
  Net realized and unrealized gains (losses) on securities........................         2.27          (0.37)
                                                                                         ------         ------
  Total income (loss) from investment operations..................................         2.49          (0.16)
                                                                                         ------         ------
Less dividends and distributions:
  Dividends from net investment income............................................        (0.22)         (0.19)
  Distributions in excess of net investment income................................        (0.00)         (0.02)
                                                                                         ------         ------
  Total dividends and distributions...............................................        (0.22)         (0.21)
                                                                                         ------         ------
Net change in net asset value.....................................................         2.27          (0.37)
                                                                                         ------         ------
NET ASSET VALUE, END OF PERIOD....................................................    $   11.90      $    9.63
                                                                                         ------         ------
                                                                                         ------         ------
Total return (excludes redemption charge).........................................        26.48%         (1.66%)++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)................................................    $   2,303      $   1,191
  Ratio of expenses to average net assets.........................................         1.46%          1.43%+
  Ratio of net investment income to average net assets............................         2.40%          3.02%+
  Ratio of expenses to average net assets**.......................................         3.74%          2.50%+
  Ratio of net investment income to average net assets**..........................         0.12%          1.95%+
  Portfolio turnover..............................................................           87%            33%

---------------
 * For the period April 11, 1994 (commencement of operations) through November 30, 1994.
** During the period, certain fees  were voluntarily reduced and/or  reimbursed.
   If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 + Annualized.
++ Unannualized.

See Notes to Financial Statements.

EMERALD BALANCED FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED   PERIOD ENDED
                                                                                    NOVEMBER 30,  NOVEMBER 30,
                                                                                        1995         1994*
                                                                                    ------------  ------------
INSTITUTIONAL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD..............................................   $     9.63    $    10.00
                                                                                    ------------  ------------
Income from investment operations:
  Net investment income...........................................................         0.33          0.27
  Net realized and unrealized gains (losses) on securities........................         2.28         (0.37)
                                                                                    ------------  ------------
  Total income (loss) from investment operations..................................         2.61         (0.10)
                                                                                    ------------  ------------
Less dividends and distributions:
  Dividends from net investment income............................................        (0.33)        (0.25)
  Distributions in excess of net investment income................................        (0.00)        (0.02)
                                                                                    ------------  ------------
  Total dividends and distributions...............................................        (0.33)        (0.27)
                                                                                    ------------  ------------
Net change in net asset value.....................................................         2.28         (0.37)
                                                                                    ------------  ------------
NET ASSET VALUE, END OF PERIOD....................................................   $    11.91    $     9.63
                                                                                    ------------  ------------
                                                                                    ------------  ------------
Total return......................................................................        27.99%        (1.02%)++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)................................................   $   73,830    $   51,170
  Ratio of expenses to average net assets.........................................         0.32%         0.28%+
  Ratio of net investment income to average net assets............................         3.54%         4.11%+
  Ratio of expenses to average net assets**.......................................         1.10%         1.25%+
  Ratio of net investment income to average net assets**..........................         2.76%         3.14%+
  Portfolio turnover..............................................................           87%           33%

---------------
 * For the period April 11, 1994 (commencement of operations) through November 30, 1994.
** During  the period, certain fees  were voluntarily reduced and/or reimbursed.
   If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 + Annualized.
++ Unannualized.

See Notes to Financial Statements.

EMERALD SHORT-TERM FIXED INCOME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED    PERIOD ENDED
                                                                                    NOVEMBER 30,   NOVEMBER 30,
                                                                                        1995           1994*
                                                                                    -------------  -------------
CLASS A SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD..............................................    $    9.74      $   10.00
                                                                                         ------         ------
Income from investment operations:
  Net investment income...........................................................         0.57           0.32
  Net unrealized gains (losses) on securities.....................................         0.40          (0.26)
                                                                                         ------         ------
  Total income from investment operations.........................................         0.97           0.06
                                                                                         ------         ------
Dividends from net investment income..............................................        (0.57)         (0.32)
                                                                                         ------         ------
Net change in net asset value.....................................................         0.40          (0.26)
                                                                                         ------         ------
NET ASSET VALUE, END OF PERIOD....................................................    $   10.14      $    9.74
                                                                                         ------         ------
                                                                                         ------         ------
Total return (excludes sales charge)..............................................        10.25%          0.65%++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)................................................    $     343      $     223
  Ratio of expenses to average net assets.........................................         0.71%          0.67%+
  Ratio of net investment income to average net assets............................         5.72%          5.20%+
  Ratio of expenses to average net assets**.......................................         9.10%          2.50%+
  Ratio of net investment income (loss) to average net assets**...................        (2.67%)         3.36%+
  Portfolio turnover..............................................................           33%             0%

---------------
 * For the period April 11, 1994 (commencement of operations) through November 30, 1994.
** During the period, certain fees  were voluntarily reduced and/or  reimbursed.
   If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 + Annualized.
++ Unannualized.

See Notes to Financial Statements.

EMERALD SHORT-TERM FIXED INCOME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED   PERIOD ENDED
                                                                                    NOVEMBER 30,  NOVEMBER 30,
                                                                                        1995          1994*
                                                                                    ------------  -------------
CLASS B SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD..............................................   $     9.69     $   10.00
                                                                                    ------------       ------
Income from investment operations:
  Net investment income...........................................................         0.50          0.28
  Net unrealized gains (losses) on securities.....................................         0.38         (0.31)
                                                                                    ------------       ------
  Total income (loss) from investment operations..................................         0.88         (0.03)
                                                                                    ------------       ------
Dividends from net investment income..............................................        (0.50)        (0.28)
                                                                                    ------------       ------
Net change in net asset value.....................................................         0.38         (0.31)
                                                                                    ------------       ------
NET ASSET VALUE, END OF PERIOD....................................................   $    10.07     $    9.69
                                                                                    ------------       ------
                                                                                    ------------       ------
Total return (excludes redemption charge).........................................         9.24%        (0.35%)++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)................................................   $      156     $      85
  Ratio of expenses to average net assets.........................................         1.48%         1.43%+
  Ratio of net investment income to average net assets............................         5.07%         3.47%+
  Ratio of expenses to average net assets**.......................................        28.63%         2.50%+
  Ratio of net investment income (loss) to average net assets**...................       (22.07%)        2.40%+
  Portfolio turnover..............................................................           33%            0%

---------------
 * For the period April 11, 1994 (commencement of operations) through November 30, 1994.
** During  the period, certain fees  were voluntarily reduced and/or reimbursed.
   If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 + Annualized.
++ Unannualized.

See Notes to Financial Statements.

EMERALD SHORT-TERM FIXED INCOME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED   PERIOD ENDED
                                                                                    NOVEMBER 30,  NOVEMBER 30,
                                                                                        1995         1994*
                                                                                    ------------  ------------
INSTITUTIONAL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD..............................................   $     9.74    $    10.00
                                                                                    ------------  ------------
Income from investment operations:
  Net investment income...........................................................         0.61          0.35
  Net unrealized gains (losses) on securities.....................................         0.41         (0.26)
                                                                                    ------------  ------------
  Total income from investment operations.........................................         1.02          0.09
                                                                                    ------------  ------------
Dividends from net investment income..............................................        (0.61)        (0.35)
                                                                                    ------------  ------------
Net change in net asset value.....................................................         0.41         (0.26)
                                                                                    ------------  ------------
NET ASSET VALUE, END OF PERIOD....................................................   $    10.15    $     9.74
                                                                                    ------------  ------------
                                                                                    ------------  ------------
Total return......................................................................        10.80%         0.90%++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)................................................   $   14,037    $   23,566
  Ratio of expenses to average net assets.........................................         0.32%         0.28%+
  Ratio of net investment income to average net assets............................         6.14%         5.55%+
  Ratio of expenses to average net assets**.......................................         1.43%         1.60%+
  Ratio of net investment income to average net assets**..........................         5.03%         4.24%+
  Portfolio turnover..............................................................           33%            0%

---------------
 * For the period April 11, 1994 (commencement of operations) through November 30, 1994.
** During the period, certain fees  were voluntarily reduced and/or  reimbursed.
   If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 + Annualized.
++ Unannualized.

See Notes to Financial Statements.

EMERALD U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                        YEARS ENDED
                                                 ---------------------------------------------------------   PERIOD ENDED
                                                 NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                                     1995           1994           1993           1992          1991*
                                                 ------------   ------------   ------------   ------------   ------------
CLASS A SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD...........  $    9.72      $   10.79      $   10.52      $   10.46      $   10.00
                                                 ------------   ------------   ------------   ------------   ------------
Income from investment operations:
  Net investment income........................       0.64           0.58           0.66           0.77           0.27
  Net realized and unrealized gains (losses) on
    securities.................................       0.67          (0.94)          0.41           0.12           0.46
                                                 ------------   ------------   ------------   ------------   ------------
  Total income (loss) from investment
    operations.................................       1.31          (0.36)          1.07           0.89           0.73
                                                 ------------   ------------   ------------   ------------   ------------
Less dividends and distributions:
  Dividends from net investment income.........      (0.64)         (0.58)         (0.66)         (0.77)         (0.27)
  Distributions in excess of net investment
    income.....................................      (0.00)         (0.01)         (0.00)         (0.00)         (0.00)
  Distributions from net realized gains on
    securities.................................      (0.00)         (0.10)         (0.14)         (0.06)         (0.00)
  Distributions in excess of net realized
    gains......................................      (0.00)         (0.02)         (0.00)         (0.00)         (0.00)
                                                 ------------   ------------   ------------   ------------   ------------
Total dividends and distributions..............      (0.64)         (0.71)         (0.80)         (0.83)         (0.27)
                                                 ------------   ------------   ------------   ------------   ------------
Net change in net asset value..................       0.67          (1.07)          0.27           0.06           0.46
                                                 ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, END OF PERIOD.................  $   10.39      $    9.72      $   10.79      $   10.52      $   10.46
                                                 ------------   ------------   ------------   ------------   ------------
                                                 ------------   ------------   ------------   ------------   ------------
Total return (excludes sales charge)...........      13.85%         (3.45%)        10.40%          8.79%          7.34%++
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s).............  $  26,912      $  30,855      $ 145,328      $  94,006      $  34,693
  Ratio of expenses to average net assets......       1.27%          0.98%          0.64%          0.28%          0.00%+
  Ratio of net investment income to average net
    assets.....................................       7.02%          5.68%          5.91%          7.18%          7.88%+
  Ratio of expenses to average net assets**....           (a)        1.09%          1.06%          0.99%          1.47%+
  Ratio of net investment income to average net
    assets**...................................           (a)        5.57%          5.49%          6.42%          6.41%+
  Portfolio turnover...........................         89%           133%            72%            50%            34%

---------------
 * For the period July 31, 1991 (commencement of operations) through November 30, 1991.
** During the period, certain fees were voluntarily reduced and/or reimbursed.
   If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 + Annualized.
++ Unannualized.
(a) There were no waivers or reimbursements during the period.

See Notes to Financial Statements.

EMERALD U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                                 YEAR ENDED    PERIOD ENDED
                                                                                NOVEMBER 30,   NOVEMBER 30,
                                                                                    1995          1994*
                                                                                ------------   ------------
CLASS B SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD..........................................  $    9.72      $   10.48
                                                                                   ------         ------
Income from investment operations:
  Net investment income.......................................................       0.60           0.39
  Net realized and unrealized gains (losses) on securities....................       0.66          (0.75)
                                                                                   ------         ------
  Total income (loss) from investment operations..............................       1.26          (0.36)
                                                                                   ------         ------
Less dividends and distributions:
  Dividends from net investment income........................................      (0.60)         (0.39)
  Distributions in excess of net investment income............................      (0.00)         (0.01)
                                                                                   ------         ------
Total dividends and distributions.............................................      (0.60)         (0.40)
                                                                                   ------         ------
Net change in net asset value.................................................       0.66          (0.76)
                                                                                   ------         ------
NET ASSET VALUE, END OF PERIOD................................................  $   10.38      $    9.72
                                                                                   ------         ------
                                                                                   ------         ------
Total return (excludes redemption charge).....................................      13.29%         (3.52%)++
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)............................................  $   1,422      $   1,255
  Ratio of expenses to average net assets.....................................       1.74%          1.55%+
  Ratio of net investment income to average net assets........................       6.72%          4.85%+
  Ratio of expenses to average net assets**...................................       3.97%          2.50%+
  Ratio of net investment income to average net assets**......................       4.49%          3.90%+
  Portfolio turnover..........................................................         89%           133%

---------------
 * For the period March 1, 1994 (initial offering date) through November 30,
   1994.
** During the period, certain fees were voluntarily reduced and/or reimbursed.
   If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 + Annualized.
++ Unannualized.

See Notes to Financial Statements.

EMERALD U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                                 YEAR ENDED    PERIOD ENDED
                                                                                NOVEMBER 30,   NOVEMBER 30,
                                                                                    1995          1994*
                                                                                ------------   ------------
INSTITUTIONAL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD..........................................  $    9.71      $   10.47
                                                                                ------------   ------------
Income from investment operations:
  Net investment income.......................................................       0.68           0.46
  Net realized and unrealized gains (losses) on securities....................       0.65          (0.75)
                                                                                ------------   ------------
  Total income (loss) from investment operations..............................       1.33          (0.29)
                                                                                ------------   ------------
Less dividends and distributions:
  Dividends from net investment income........................................      (0.68)         (0.46)
  Distributions in excess of net investment income............................      (0.00)         (0.01)
                                                                                ------------   ------------
Total dividends and distributions.............................................      (0.68)         (0.47)
                                                                                ------------   ------------
Net change in net asset value.................................................       0.65          (0.76)
                                                                                ------------   ------------
NET ASSET VALUE, END OF PERIOD................................................  $   10.36      $    9.71
                                                                                ------------   ------------
                                                                                ------------   ------------
Total return..................................................................      14.10%         (2.83%)++
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)............................................  $  74,753      $  69,314
  Ratio of expenses to average net assets.....................................       0.83%          0.68%+
  Ratio of net investment income to average net assets........................       7.46%          5.90%+
  Ratio of expenses to average net assets**...................................           (a)        0.69%+
  Ratio of net investment income to average net assets**......................           (a)        5.90%+
  Portfolio turnover..........................................................         89%           133%

---------------
 * For the period March 1, 1994 (initial offering date) through November 30,
   1994.
** During the period, certain fees were voluntarily reduced and/or reimbursed.
   If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 + Annualized.
++ Unannualized.
(a) There were no waivers or reimbursements during the period.

See Notes to Financial Statements.

EMERALD MANAGED BOND FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                                 YEAR ENDED    PERIOD ENDED
                                                                                NOVEMBER 30,   NOVEMBER 30,
                                                                                    1995          1994*
                                                                                ------------   ------------
CLASS A SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD..........................................  $    9.54      $   10.00
                                                                                   ------         ------
Income from investment operations:
  Net investment income.......................................................       0.66           0.43
  Net realized and unrealized gains (losses) on securities....................       1.05          (0.46)
                                                                                   ------         ------
  Total income (loss) from investment operations..............................       1.71          (0.03)
                                                                                   ------         ------
Less dividends and distributions:
  Dividends from net investment income........................................       0.66          (0.41)
  Distributions in excess of net investment income............................       0.00          (0.02)
                                                                                   ------         ------
Total dividends and distributions.............................................      (0.66)         (0.43)
                                                                                   ------         ------
Net change in net asset value.................................................       1.05          (0.46)
                                                                                   ------         ------
NET ASSET VALUE, END OF PERIOD................................................  $   10.59      $    9.54
                                                                                   ------         ------
                                                                                   ------         ------
Total return (excludes sales charge)..........................................      18.47%         (0.35%)++
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)............................................  $     820      $     609
  Ratio of expenses to average net assets.....................................       0.71%          0.65%+
  Ratio of net investment income to average net assets........................       6.49%          6.29%+
  Ratio of expenses to average net assets**...................................       3.17%          2.50%+
  Ratio of net investment income to average net assets**......................       4.03%          4.44%+
  Portfolio turnover..........................................................         92%            83%

---------------
 * For the period April 11, 1994 (commencement of operations) through November 30, 1994.
** During the period, certain fees were voluntarily reduced and/or reimbursed.
   If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 + Annualized.
++ Unannualized.

See Notes to Financial Statements.

EMERALD MANAGED BOND FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                                 YEAR ENDED    PERIOD ENDED
                                                                                NOVEMBER 30,   NOVEMBER 30,
                                                                                    1995          1994*
                                                                                ------------   ------------
CLASS B SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD..........................................  $    9.53      $   10.00
                                                                                   ------         ------
Income from investment operations:
  Net investment income.......................................................       0.58           0.38
  Net realized and unrealized gains (losses) on securities....................       1.00          (0.47)
                                                                                   ------         ------
  Total income (loss) from investment operations..............................       1.58          (0.09)
                                                                                   ------         ------
Less dividends and distributions:
  Dividends from net investment income........................................       0.58          (0.36)
  Distributions in excess of net investment income............................       0.00          (0.02)
                                                                                   ------         ------
Total dividends and distributions.............................................      (0.58)         (0.38)
                                                                                   ------         ------
Net change in net asset value.................................................       1.00          (0.47)
                                                                                   ------         ------
NET ASSET VALUE, END OF PERIOD................................................  $   10.53      $    9.53
                                                                                   ------         ------
                                                                                   ------         ------
Total return (excludes redemption charge).....................................      17.06%         (0.93%)++
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)............................................  $     655      $     455
  Ratio of expenses to average net assets.....................................       1.45%          1.34%+
  Ratio of net investment income to average net assets........................       5.75%          5.44%+
  Ratio of expenses to average net assets**...................................       6.47%          2.50%+
  Ratio of net investment income to average net assets**......................       0.73%          4.28%+
  Portfolio turnover..........................................................         92%            83%

---------------
 * For the period April 11, 1994 (commencement of operations) through November 30, 1994.
** During the period, certain fees were voluntarily reduced and/or reimbursed.
   If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 + Annualized.
++ Unannualized.

See Notes to Financial Statements.

EMERALD MANAGED BOND FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                                 YEAR ENDED    PERIOD ENDED
                                                                                NOVEMBER 30,   NOVEMBER 30,
                                                                                    1995          1994*
                                                                                ------------   ------------
INSTITUTIONAL SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD..........................................  $    9.55      $   10.00
                                                                                ------------   ------------
Income from investment operations:
  Net investment income.......................................................       0.70           0.45
  Net realized and unrealized gains (losses) on securities....................       1.00          (0.45)
                                                                                ------------   ------------
  Total income from investment operations.....................................       1.70           0.00
                                                                                ------------   ------------
Less dividends and distributions:
  Dividends from net investment income........................................       0.70          (0.43)
  Distributions in excess of net investment income............................       0.00          (0.02)
                                                                                ------------   ------------
Total dividends and distributions.............................................      (0.70)         (0.45)
                                                                                ------------   ------------
Net change in net asset value.................................................       1.00          (0.45)
                                                                                ------------   ------------
NET ASSET VALUE, END OF PERIOD................................................  $   10.55      $    9.55
                                                                                ------------   ------------
                                                                                ------------   ------------
Total return..................................................................      18.36%         (0.01%)++
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)............................................  $  68,923      $  66,588
  Ratio of expenses to average net assets.....................................       0.31%          0.27%+
  Ratio of net investment income to average net assets........................       6.95%          6.83%+
  Ratio of expenses to average net assets**...................................       0.83%          0.86%+
  Ratio of net investment income to average net assets**......................       6.43%          6.25%+
  Portfolio turnover..........................................................         92%            83%

---------------
 * For the period April 11, 1994 (commencement of operations) through November 30, 1994.
** During the period, certain fees were voluntarily reduced and/or reimbursed.
   If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 + Annualized.
++ Unannualized.

See Notes to Financial Statements.

EMERALD FLORIDA TAX-EXEMPT FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                        YEARS ENDED
                                                 ---------------------------------------------------------   PERIOD ENDED
                                                 NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                                     1995           1994           1993           1992          1991*
                                                 ------------   ------------   ------------   ------------   ------------
CLASS A SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD...........  $    9.87      $   11.33      $   10.55      $   10.14      $   10.00
                                                 ------------   ------------   ------------   ------------   ------------
Income from investment operations:
  Net investment income........................       0.54           0.53           0.61           0.68           0.21
  Net realized and unrealized gains (losses) on
    securities.................................       1.22          (1.37)          0.78           0.45           0.14
                                                 ------------   ------------   ------------   ------------   ------------
  Total income (loss) from investment
    operations.................................       1.76          (0.84)          1.39           1.13           0.35
                                                 ------------   ------------   ------------   ------------   ------------
Less dividends and distributions:
  Dividends from net investment income.........      (0.54)         (0.53)         (0.61)         (0.68)         (0.21)
  Distributions from net realized gains on
    securities.................................      (0.00)         (0.09)         (0.00)         (0.04)         (0.00)
                                                 ------------   ------------   ------------   ------------   ------------
Total dividends and distributions..............      (0.54)         (0.62)         (0.61)         (0.72)         (0.21)
                                                 ------------   ------------   ------------   ------------   ------------
Net change in net asset value..................       1.22          (1.46)          0.78           0.41           0.14
                                                 ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, END OF PERIOD.................  $   11.09      $    9.87      $   11.33      $   10.55      $   10.14
                                                 ------------   ------------   ------------   ------------   ------------
                                                 ------------   ------------   ------------   ------------   ------------
Total return (excludes sales charge)...........      18.17%         (7.75%)        13.37%         11.51%          3.49%++
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)...............  $  94,017      $ 109,426      $ 207,764      $ 106,946      $  10,589
  Ratio of expenses to average net assets......       1.07%          0.96%          0.65%          0.25%          0.00%
  Ratio of net investment income to average net
    assets.....................................       5.08%          4.96%          5.32%          6.39%          6.40%+
  Ratio of expenses to average net assets**....           (a)        1.04%          1.00%          1.21%          3.42%+
  Ratio of net investment income to average net
    assets**...................................           (a)        4.88%          4.97%          5.43%          2.98%+
  Portfolio turnover...........................         89%            89%            48%           105%            45%

---------------
 * For the period August 1, 1991 (commencement of operations) through November 30, 1991.
** During the period, certain fees were voluntarily reduced and/or reimbursed.
   If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 + Annualized.
++ Unannualized.
(a) There were no waivers or reimbursements during the period.

See Notes to Financial Statements.

EMERALD FLORIDA TAX-EXEMPT FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                                 YEAR ENDED    PERIOD ENDED
                                                                                NOVEMBER 30,   NOVEMBER 30,
                                                                                    1995          1994*
                                                                                ------------   ------------
CLASS B SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD..........................................  $    9.87      $   11.06
                                                                                   ------         ------
Income from investment operations:
  Net investment income.......................................................       0.50           0.36
  Net realized and unrealized gains (losses) on securities....................       1.20          (1.18)
                                                                                   ------         ------
  Total income (loss) from investment operations..............................       1.70          (0.82)
                                                                                   ------         ------
Less dividends and distributions:
  Dividends from net investment income........................................      (0.50)         (0.36)
  Distributions from net realized gains on securities.........................      (0.00)         (0.01)
                                                                                   ------         ------
Total dividends and distributions.............................................      (0.50)         (0.37)
                                                                                   ------         ------
Net change in net asset value.................................................       1.20          (1.19)
                                                                                   ------         ------
NET ASSET VALUE, END OF PERIOD................................................  $   11.07      $    9.87
                                                                                   ------         ------
                                                                                   ------         ------
Total return (excludes redemption charge).....................................      17.48%         (7.56%)++
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)............................................  $   9,699      $   5,621
  Ratio of expenses to average net assets.....................................       1.48%          1.36%+
  Ratio of net investment income to average net assets........................       4.57%          4.30%+
  Ratio of expenses to average net assets**...................................       2.11%          2.29%+
  Ratio of net investment income to average net assets**......................       3.94%          3.37%+
  Portfolio turnover..........................................................         89%            89%

---------------
 * For the period March 1, 1994 (initial offering date) through November 30,
   1994.
** During the period, certain fees were voluntarily reduced and/or reimbursed.
   If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 + Annualized.
++ Unannualized.

See Notes to Financial Statements.

EMERALD FLORIDA TAX-EXEMPT FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                                 YEAR ENDED    PERIOD ENDED
                                                                                NOVEMBER 30,   NOVEMBER 30,
                                                                                    1995          1994*
                                                                                ------------   ------------
INSTITUTIONAL CLASS SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD..........................................  $    9.87      $   11.07
                                                                                ------------   ------------
Income from investment operations:
  Net investment income.......................................................       0.57           0.42
  Net realized and unrealized gains (losses) on securities....................       1.22          (1.19)
                                                                                ------------   ------------
  Total income (loss) from investment operations..............................       1.79          (0.77)
                                                                                ------------   ------------
Less dividends and distributions:
  Dividends from net investment income........................................      (0.57)         (0.42)
  Distributions from net realized gains on securities.........................      (0.00)         (0.01)
                                                                                ------------   ------------
Total dividends and distributions.............................................      (0.57)         (0.43)
                                                                                ------------   ------------
Net change in net asset value.................................................       1.22          (1.20)
                                                                                ------------   ------------
NET ASSET VALUE, END OF PERIOD................................................  $   11.09      $    9.87
                                                                                ------------   ------------
                                                                                ------------   ------------
Total return..................................................................      18.55%         (7.07%)++
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)............................................  $  33,979      $  29,309
  Ratio of expenses to average net assets.....................................       0.74%          0.71%+
  Ratio of net investment income to average net assets........................       5.39%          5.34%+
  Ratio of expenses to average net assets**...................................           (a)        0.71%+
  Ratio of net investment income to average net assets**......................           (a)        5.33%
  Portfolio turnover..........................................................         89%            89%

---------------
 * For the period March 1, 1994 (initial offering date) through November 30,
   1994.
** During the period, certain fees were voluntarily reduced and/or reimbursed.
   If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 + Annualized.
++ Unannualized.
(a) There were no waivers or reimbursements during the period.

See Notes to Financial Statements.

EMERALD PRIME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                                YEARS ENDED
                                                  ------------------------------------------------------------------------
                                                  NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                                      1995           1994           1993           1992           1991
                                                  ------------   ------------   ------------   ------------   ------------
EMERALD SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD............  $  1.0000      $  0.9999      $  1.0001      $  1.0000      $  0.9999
                                                  ------------   ------------   ------------   ------------   ------------
Income from investment operations:
  Net investment income.........................     0.0566         0.0390         0.0316         0.0407         0.0637
  Net realized gains (losses) on securities.....     0.0002        (0.0028)       (0.0001)        0.0001         0.0001
                                                  ------------   ------------   ------------   ------------   ------------
  Total income from investment operations.......     0.0568         0.0362         0.0315         0.0408         0.0638
                                                  ------------   ------------   ------------   ------------   ------------
Less dividends and distributions:
  Dividends from net investment income..........    (0.0566)       (0.0390)       (0.0316)       (0.0407)       (0.0637)
  Distributions from net realized gains on
    securities..................................    (0.0000)       (0.0000)       (0.0001)       (0.0000)       (0.0000)
                                                  ------------   ------------   ------------   ------------   ------------
Total dividends and distributions...............    (0.0566)       (0.0390)       (0.0317)       (0.0407)       (0.0637)
                                                  ------------   ------------   ------------   ------------   ------------
Voluntary capital contribution..................     0.0000         0.0029         0.0000         0.0000         0.0000
                                                  ------------   ------------   ------------   ------------   ------------
Net change in net asset value...................     0.0002         0.0001        (0.0002)        0.0001         0.0001
                                                  ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, END OF PERIOD..................  $  1.0002      $  1.0000      $  0.9999      $  1.0001      $  1.0000
                                                  ------------   ------------   ------------   ------------   ------------
                                                  ------------   ------------   ------------   ------------   ------------
Total return....................................       5.81%          3.97%          3.21%          4.14%          6.56%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)..............  $ 462,726      $ 413,541      $ 510,683      $1,947,016     $ 512,919
  Ratio of expenses to average net assets.......       0.37%          0.37%          0.35%          0.37%          0.40%
  Ratio of net investment income to average net
    assets......................................       5.66%          3.92%          3.21%          3.84%          6.27%
  Ratio of expenses to average net assets*......       0.39%              (a)            (a)            (a)        0.42%
  Ratio of net investment income to average net
    assets*.....................................       5.64%              (a)            (a)            (a)        6.25%

---------------
 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) There were no waivers or reimbursements during the period.

See Notes to Financial Statements.

EMERALD PRIME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                                  YEARS ENDED
                                                    ------------------------------------------------------------------------
                                                    NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                                        1995           1994           1993           1992           1991
                                                    ------------   ------------   ------------   ------------   ------------
EMERALD SERVICE SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD..............  $  1.0000      $  0.9999      $  1.0001      $  1.0000      $  0.9999
                                                    ------------   ------------   ------------   ------------   ------------
Income from investment operations:
  Net investment income...........................     0.0536         0.0355         0.0281         0.0371         0.0602
  Net realized gains (losses) on securities.......     0.0002        (0.0028)       (0.0001)        0.0001         0.0001
                                                    ------------   ------------   ------------   ------------   ------------
  Total income from investment operations.........     0.0538         0.0327         0.0280         0.0372         0.0603
                                                    ------------   ------------   ------------   ------------   ------------
Less dividends and distributions:
  Dividends from net investment income............    (0.0536)       (0.0355)       (0.0281)       (0.0371)       (0.0602)
  Distributions from net realized gains on
    securities....................................    (0.0000)       (0.0000)       (0.0001)       (0.0000)       (0.0000)
                                                    ------------   ------------   ------------   ------------   ------------
Total dividends and distributions.................    (0.0536)       (0.0355)       (0.0282)       (0.0371)       (0.0602)
                                                    ------------   ------------   ------------   ------------   ------------
Voluntary capital contribution....................     0.0000         0.0029         0.0000         0.0000         0.0000
                                                    ------------   ------------   ------------   ------------   ------------
Net change in net asset value.....................     0.0002         0.0001        (0.0002)        0.0001         0.0001
                                                    ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, END OF PERIOD....................  $  1.0002         1.0000      $  0.9999      $  1.0001      $  1.0000
                                                    ------------   ------------   ------------   ------------   ------------
                                                    ------------   ------------   ------------   ------------   ------------
Total return......................................       5.49%          3.61%          2.85%          3.78%          6.19%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)................  $ 902,006      $ 833,667      $ 619,149      $ 548,622      $ 182,928
  Ratio of expenses to average net assets.........       0.72%          0.72%          0.71%          0.72%          0.75%
  Ratio of net investment income to average net
    assets........................................       5.31%          3.59%          2.80%          3.54%          5.63%
  Ratio of expenses to average net assets*........       0.74%              (a)            (a)            (a)        0.77%
  Ratio of net investment income to average net
    assets*.......................................       5.29%              (a)            (a)            (a)        5.61%

---------------
 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) There were no waivers or reimbursements during the period.

See Notes to Financial Statements.

EMERALD PRIME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                           YEARS ENDED
                                                    ---------------------------------------------------------   PERIOD ENDED
                                                    NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                                        1995           1994           1993           1992          1991*
                                                    ------------   ------------   ------------   ------------   ------------
INVESTOR SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD..............  $  1.0000      $  0.9999      $  1.0001      $  1.0000      $  1.0000
                                                    ------------   ------------   ------------   ------------   ------------
Income from investment operations:
  Net investment income...........................     0.0515         0.0339         0.0266         0.0356         0.0181
  Net realized gains (losses) on securities.......     0.0002        (0.0028)       (0.0001)        0.0001         0.0000
                                                    ------------   ------------   ------------   ------------   ------------
  Total income from investment operations.........     0.0517         0.0311         0.0265         0.0357         0.0181
                                                    ------------   ------------   ------------   ------------   ------------
Less dividends and distributions:
  Dividends from net investment income............    (0.0515)       (0.0339)       (0.0266)       (0.0356)       (0.0181)
  Distributions from net realized gains on
    securities....................................    (0.0000)       (0.0000)       (0.0001)       (0.0000)       (0.0000)
                                                    ------------   ------------   ------------   ------------   ------------
Total dividends and distributions.................    (0.0515)       (0.0339)       (0.0267)       (0.0356)       (0.0181)
                                                    ------------   ------------   ------------   ------------   ------------
Voluntary capital contribution....................     0.0000         0.0029         0.0000         0.0000         0.0000
                                                    ------------   ------------   ------------   ------------   ------------
Net change in net asset value.....................     0.0002         0.0001        (0.0002)        0.0001         0.0000
                                                    ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, END OF PERIOD....................  $  1.0002      $  1.0000      $  0.9999      $  1.0001      $  1.0000
                                                    ------------   ------------   ------------   ------------   ------------
                                                    ------------   ------------   ------------   ------------   ------------
Total return......................................       5.27%          3.44%          2.70%          3.62%          1.82%++
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)................  $ 444,928      $ 208,714      $ 181,155      $  96,730      $  16,465
  Ratio of expenses to average net assets.........       0.90%          0.88%          0.86%          0.87%          0.90%+
  Ratio of net investment income to average net
    assets........................................       5.13%          3.40%          2.63%          3.33%          4.80%+
  Ratio of expenses to average net assets**.......       0.93%              (a)            (a)            (a)        0.91%+
  Ratio of net investment income to average net
    assets**......................................       5.10%              (a)            (a)            (a)        4.79%+

---------------
 * For the period July 29, 1991 (initial offering date) through November 30,
   1991.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 + Annualized
 ++ Unannualized
(a) There were no waivers or reimbursements during the period.

See Notes to Financial Statements.

EMERALD TREASURY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                                  YEARS ENDED
                                                    ------------------------------------------------------------------------
                                                    NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                                        1995           1994           1993           1992           1991
                                                    ------------   ------------   ------------   ------------   ------------
EMERALD SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD..............  $  0.9999      $  1.0000      $  1.0000      $  1.0000      $  1.0000
                                                    ------------   ------------   ------------   ------------   ------------
Income from investment operations:
  Net investment income...........................     0.0548         0.0368         0.0291         0.0368         0.0590
  Net realized gains (losses) on securities.......    (0.0003)       (0.0001)        0.0000         0.0000         0.0000
                                                    ------------   ------------   ------------   ------------   ------------
  Total income from investment operations.........     0.0545         0.0367         0.0291         0.0368         0.0590
                                                    ------------   ------------   ------------   ------------   ------------
Less dividends and distributions:
  Dividends from net investment income............    (0.0548)       (0.0368)       (0.0291)       (0.0368)       (0.0590)
                                                    ------------   ------------   ------------   ------------   ------------
  Net change in net asset value...................    (0.0003)       (0.0001)        0.0000         0.0000         0.0000
                                                    ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, END OF PERIOD....................  $  0.9996      $  0.9999      $  1.0000      $  1.0000      $  1.0000
                                                    ------------   ------------   ------------   ------------   ------------
                                                    ------------   ------------   ------------   ------------   ------------
Total return......................................       5.62%          3.74%          2.95%          3.75%          6.07%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)................  $ 236,392      $ 283,920      $ 501,377      $ 452,170      $ 575,103
  Ratio of expenses to average net assets.........       0.40%          0.39%          0.40%          0.38%          0.40%
  Ratio of net investment income to average net
    assets........................................       5.49%          3.73%          2.91%          3.74%          5.86%
  Ratio of expenses to average net assets*........       0.42%              (a)            (a)            (a)        0.41%
  Ratio of net investment income to average net
    assets*.......................................       5.46%              (a)            (a)            (a)        5.85%

---------------
 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) There were no waivers or reimbursements during the period.

See Notes to Financial Statements.

EMERALD TREASURY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                                  YEARS ENDED
                                                    ------------------------------------------------------------------------
                                                    NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                                        1995           1994           1993           1992           1991
                                                    ------------   ------------   ------------   ------------   ------------
EMERALD SERVICE SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD..............  $  0.9999      $  1.0000      $  1.0000      $  1.0000      $  1.0000
                                                    ------------   ------------   ------------   ------------   ------------
Income from investment operations:
  Net investment income...........................     0.0513         0.0331         0.0256         0.0333         0.0555
  Net realized losses on securities...............    (0.0003)       (0.0001)        0.0000         0.0000         0.0000
                                                    ------------   ------------   ------------   ------------   ------------
  Total income from investment operations.........     0.0510         0.0330         0.0256         0.0333         0.0555
                                                    ------------   ------------   ------------   ------------   ------------
  Dividends from net investment income............    (0.0513)       (0.0331)       (0.0256)       (0.0333)       (0.0555)
                                                    ------------   ------------   ------------   ------------   ------------
  Net change in net asset value...................    (0.0003)       (0.0001)        0.0000         0.0000         0.0000
                                                    ------------   ------------   ------------   ------------   ------------
Net asset value, end of period....................  $  0.9996      $  0.9999      $  1.0000      $  1.0000      $  1.0000
                                                    ------------   ------------   ------------   ------------   ------------
                                                    ------------   ------------   ------------   ------------   ------------
Total return......................................       5.25%          3.36%          2.59%          3.39%          5.70%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)................  $ 525,609      $ 591,991      $ 403,809      $ 372,691      $ 219,912
  Ratio of expenses to average net assets.........       0.75%          0.74%          0.75%          0.73%          0.75%
  Ratio of net investment income to average net
    assets........................................       5.13%          3.38%          2.56%          3.30%          5.09%
  Ratio of expenses to average net assets*........       0.77%              (a)            (a)            (a)        0.76%
  Ratio of net investment income to average net
    assets*.......................................       5.11%              (a)            (a)            (a)        5.08%

---------------
 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) There were no waivers or reimbursements during the period.

See Notes to Financial Statements.

EMERALD TREASURY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                               YEARS ENDED
                                                 ------------------------------------------------------------------------
                                                 NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                                     1995           1994           1993           1992          1991*
                                                 ------------   ------------   ------------   ------------   ------------
INVESTOR SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD...........  $  0.9999      $  1.0000      $  1.0000      $  1.0000      $  1.0000
                                                 ------------   ------------   ------------   ------------   ------------
Income from investment operations:
  Net investment income........................     0.0498         0.0316         0.0241         0.0318         0.0162
  Net realized losses on securities............    (0.0003)       (0.0001)        0.0000         0.0000         0.0000
                                                 ------------   ------------   ------------   ------------   ------------
  Total income from investment operations......     0.0495         0.0315         0.0241         0.0318         0.0162
                                                 ------------   ------------   ------------   ------------   ------------
  Dividends from net investment income.........    (0.0498)       (0.0316)       (0.0241)       (0.0318)       (0.0162)
                                                 ------------   ------------   ------------   ------------   ------------
  Net change in net asset value................    (0.0003)       (0.0001)        0.0000         0.0000         0.0000
                                                 ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, END OF PERIOD.................  $  0.9996      $  0.9999      $  1.0000      $  1.0000      $  1.0000
                                                 ------------   ------------   ------------   ------------   ------------
                                                 ------------   ------------   ------------   ------------   ------------
Total return...................................       5.10%          3.21%          2.44%          3.23%          1.63%++
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s).............  $  49,047      $  32,444      $  21,362      $   3,762      $   1,099
  Ratio of expenses to average net assets......       0.90%          0.90%          0.90%          0.88%          0.90%+
  Ratio of net investment income to average net
    assets.....................................       4.98%          3.13%          2.42%          3.12%          4.34%+
  Ratio of expenses to average net assets**....       1.04%          1.00%              (a)            (a)        0.91%+
  Ratio of net investment income to average net
    assets**...................................       4.84%          3.03%              (a)            (a)        4.33%+

---------------
 * For  the period  July 29, 1991  (initial offering date)  through November 30,
   1991.
 ** During the period, certain fees were voluntarily reduced and/or  reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 + Annualized.
 ++ Unannualized.
(a) There were no waivers or reimbursements during the period.

See Notes to Financial Statements.

EMERALD TAX-EXEMPT FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                                  YEARS ENDED
                                                    ------------------------------------------------------------------------
                                                    NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                                        1995           1994           1993          1992**          1991
                                                    ------------   ------------   ------------   ------------   ------------
EMERALD SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD..............  $  0.9999      $  0.9999      $  0.9998      $  0.9998      $  0.9997
                                                    ------------   ------------   ------------   ------------   ------------
Income from investment operations:
  Net investment income...........................     0.0355         0.0242         0.0214         0.0290         0.0446
  Net realized and unrealized gains (losses) on
    securities....................................    (0.0003)        0.0000         0.0001         0.0000         0.0001
                                                    ------------   ------------   ------------   ------------   ------------
  Total income from investment operations.........     0.0352         0.0242         0.0215         0.0290         0.0447
                                                    ------------   ------------   ------------   ------------   ------------
  Dividends from net investment income............    (0.0355)       (0.0242)       (0.0214)       (0.0290)       (0.0446)
                                                    ------------   ------------   ------------   ------------   ------------
  Net change in net asset value...................    (0.0003)        0.0000         0.0001         0.0000         0.0001
                                                    ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, END OF PERIOD....................  $  0.9996      $  0.9999      $  0.9999      $  0.9998      $  0.9998
                                                    ------------   ------------   ------------   ------------   ------------
                                                    ------------   ------------   ------------   ------------   ------------
Total return......................................       3.61%          2.45%          2.16%          2.94%          4.55%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)................  $ 156,353      $ 162,856      $ 147,525      $ 158,692      $ 122,151
  Ratio of expenses to average net assets.........       0.40%          0.40%          0.40%          0.40%          0.39%
  Ratio of net investment income to average net
    assets........................................       3.53%          2.42%          2.13%          2.88%          4.46%
  Ratio of expenses to average net assets*........       0.52%          0.46%          0.56%          0.57%          0.54%
  Ratio of net investment income to average net
    assets*.......................................       3.41%          2.36%          1.97%          2.71%          4.31%

---------------
 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
** Effective April 22, 1992, Rodney Square Management Corporation, a subsidiary of Wilmington Trust Company, became the Fund's investment Sub-Adviser.

See Notes to Financial Statements.

EMERALD TAX-EXEMPT FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                                  YEARS ENDED
                                                    ------------------------------------------------------------------------
                                                    NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                                        1995           1994           1993          1992**          1991
                                                    ------------   ------------   ------------   ------------   ------------
EMERALD SERVICE SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD..............  $  0.9999      $  0.9999      $  0.9998      $  0.9998      $  0.9997
                                                    ------------   ------------   ------------   ------------   ------------
Income from investment operations:
  Net investment income...........................     0.0319         0.0206         0.0179         0.0255         0.0411
  Net realized and unrealized gains (losses) on
    securities....................................    (0.0003)        0.0000         0.0001         0.0000         0.0001
                                                    ------------   ------------   ------------   ------------   ------------
  Total income from investment operations.........     0.0316         0.0206         0.0180         0.0255         0.0412
                                                    ------------   ------------   ------------   ------------   ------------
  Dividends from net investment income............    (0.0319)       (0.0206)       (0.0179)       (0.0255)       (0.0411)
                                                    ------------   ------------   ------------   ------------   ------------
  Net change in net asset value...................    (0.0003)        0.0000         0.0001         0.0000         0.0001
                                                    ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, END OF PERIOD....................  $  0.9996      $  0.9999      $  0.9999      $  0.9998      $  0.9998
                                                    ------------   ------------   ------------   ------------   ------------
                                                    ------------   ------------   ------------   ------------   ------------
Total return......................................       3.24%          2.08%          1.80%          2.58%          4.19%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)................  $   2,855      $   4,028      $     487      $     111      $      11
  Ratio of expenses to average net assets.........       0.75%          0.75%          0.75%          0.75%          0.75%
  Ratio of net investment income to average net
    assets........................................       3.19%          2.17%          1.75%          2.65%          5.08%
  Ratio of expenses to average net assets*........       1.20%          1.59%          0.92%          0.92%          0.91%
  Ratio of net investment income to average net
    assets*.......................................       2.74%          1.33%          1.58%          2.48%          4.92%

---------------
 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
** Effective April 22, 1992, Rodney Square Management Corporation, a subsidiary of Wilmington Trust Company, became the Fund's investment Sub-Adviser.

See Notes to Financial Statements.

EMERALD TAX-EXEMPT FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                               YEARS ENDED
                                                 ------------------------------------------------------------------------
                                                 NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                                     1995           1994           1993         1992***         1991*
                                                 ------------   ------------   ------------   ------------   ------------
INVESTOR SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD...........  $  0.9999      $  0.9999      $  0.9998      $  0.9998      $  0.9998
                                                 ------------   ------------   ------------   ------------   ------------
Income from investment operations:
  Net investment income........................     0.0305         0.0192         0.0164         0.0240         0.0126
  Net realized and unrealized gains (losses) on
    securities.................................    (0.0003)        0.0000         0.0001         0.0000         0.0000
                                                 ------------   ------------   ------------   ------------   ------------
  Total income from investment operations......     0.0302         0.0192         0.0165         0.0240         0.0126
                                                 ------------   ------------   ------------   ------------   ------------
  Dividends from net investment income.........    (0.0305)       (0.0192)       (0.0164)       (0.0240)       (0.0126)
                                                 ------------   ------------   ------------   ------------   ------------
  Net change in net asset value................    (0.0003)        0.0000         0.0001         0.0000         0.0000
                                                 ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, END OF PERIOD.................  $  0.9996      $  0.9999      $  0.9999      $  0.9998      $  0.9998
                                                 ------------   ------------   ------------   ------------   ------------
                                                 ------------   ------------   ------------   ------------   ------------
Total return...................................       3.09%          1.94%          1.65%          2.43%          0.96%++
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s).............  $  38,243      $  38,123      $  45,609      $  16,477      $   1,155
  Ratio of expenses to average net assets......       0.90%          0.90%          0.90%          0.90%          0.87%+
  Ratio of net investment income to average net
    assets.....................................       3.04%          1.90%          1.62%          2.21%          3.42%+
  Ratio of expenses to average net assets**....       1.15%          1.02%          1.06%          1.07%          0.97%+
  Ratio of net investment income to average net
    assets**...................................       2.79%          1.78%          1.46%          2.04%          3.32%+

---------------
  * For the period July 29, 1991 (initial offering date) through November 30, 1991.
 ** During the period, certain fees were voluntarily reduced and/or  reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
*** Effective April 22, 1992, Rodney Square Management Corporation, a subsidiary of Wilmington Trust Company, became the Fund's investment Sub-Adviser.
  + Annualized
 ++ Unannualized

See Notes to Financial Statements.

                       REPORT OF INDEPENDENT ACCOUNTANTS
To the Trustees
and Shareholders of
Emerald Funds

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerald Equity Fund, Emerald Florida Tax-Exempt Fund, Emerald U.S. Government Securities Fund, Emerald Small Capitalization Fund, Emerald Balanced Fund, Emerald Managed Bond Fund, Emerald Short-Term Fixed Income Fund, Emerald Prime Fund, Emerald Treasury Fund and Emerald Tax-Exempt Fund (ten of the portfolios constituting the Emerald Funds, hereafter referred to as the "Funds") at November 30, 1995, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1995 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
January 24, 1996

               FEDERAL INCOME TAX STATUS OF DIVIDENDS (UNAUDITED)

Emerald Equity Fund, Emerald Balanced Fund, Emerald Short-Term Fixed Income Fund, Emerald Managed Bond Fund, Emerald Prime Fund and Emerald Treasury Fund have determined that all dividends and distributions paid during the fiscal year ended November 30, 1995, were paid from net investment income and are subject to Federal income tax.

Emerald U.S. Government Securities Fund has determined that 99.9% of the dividends and distributions paid during the fiscal year ended November 30, 1995, were paid from net investment income and are subject to Federal income tax.

Emerald Florida Tax-Exempt Fund has determined that all dividends and distributions paid during the fiscal year ended November 30, 1995, were paid from net investment income and are exempt from Federal income tax. A portion of these dividends were subject to the Alternative Minimum Tax.

Emerald Tax-Exempt Fund has determined that all dividends and distributions paid during the fiscal year ended November 30, 1995, were paid from net investment income and are exempt from Federal income tax. Additionally, a portion of the income dividends were paid from income derived from securities subject to the Alternative Minimum Tax.

EMEBMMAN95